                                                                     NUVEEN
                                                                     Investments

                          Nuveen Municipal Bond Funds

                                        Semiannual Report dated October 31, 2002

Dependable, tax-free income because It's not what you earn, it's what you keep.(R)


                              [PHOTOS APPEAR HERE]


Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

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NOT FDIC INSURED               MAY LOSE VALUE                  NO BANK GUARANTEE


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Dear Shareholder,

Once again, I am pleased to state that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive tax-free monthly income. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and on the Fund Spotlight pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund expenses. Sign up is quick and easy -- see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 16, 2002


[Photo of Timothy R. Schertfeger appears here]


      "I urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail see the inside front cover of this report for step-by-step instructions."



                           Semiannual Report | Page 1

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Portfolio Managers' Comments

In the following Q&A, portfolio managers John Miller, Rick Huber, Steve Krupa, and Tom Spalding examine economic and market conditions, key investment strategies, and the performance of Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund, and Nuveen Limited Term Municipal Bond Fund.

John, who has 7 years of investment experience with Nuveen, has managed the High Yield Fund since 2000. Rick has managed the All-American Fund and Limited Term Fund since 1994 and has 17 years of investment experience. Steve has more than 23 years of investment experience with Nuveen, and has managed the Insured Fund since 1993. Tom, who has managed the Intermediate Duration Fund since 1978, is a 26-year Nuveen veteran.

--------------------------------------------------------------------------------

Q. What factors had the greatest influence on the U.S. economy and the municipal market during this reporting period?

A. During the last six months, the U.S. economy grew sluggishly, well short of its capacity despite interest rates at four-decade lows. An atmosphere of uncertainty was the primary drag on economic performance. With the fight against terrorism ongoing and the potential for war in Iraq increasing, businesses were reluctant to make major investments. Also adding to the uncertainty was a series of accounting and corporate governance scandals. Investor nervousness about the accuracy of corporate financial statements further weighed down the stock market, which fell during much of the period.

We believe that some of the money coming out of the stock market went into the fixed-income markets. In what looked to us like a "flight to quality," the prices of fixed income investments generally rose as investors turned to Treasury securities, municipals and other fixed-income investments that appeared to offer the prospect of decreased volatility. For municipal investors, this translated into especially strong demand for high-quality and shorter-maturity bonds, which performed very well during the reporting period. Lower-rated, high-yield municipal bonds also did reasonably well, though not nearly to the extent of their higher-quality counterparts.

According to the Investment Company Institute, investors put more than $17.5 billion into open-end municipal bond funds during the first nine months of 2002. This represented a 45% increase over the same time period the previous year. This strong demand was matched by equally strong supply. Through October 31, 2002, nationwide municipal issuance totaled more than $285 billion.

Q. How did these five Nuveen Funds perform during the twelve months ended October 31, 2002?

A. The nearby chart provides performance information for each Funds' Class A shares for the twelve-month period. The table also compares each Fund's performance to that of its corresponding Lipper peer group and Lehman Brothers index.

For the year ended October 31, 2002, the All-American Fund and the Intermediate Duration Fund both reported total returns that were less

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report | Page 2

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One-Year Total Returns as of 10/31/02
--------------------------------------------------------------

Nuveen High Yield Municipal Bond Fund/1/                 5.25%
Lipper High Yield Municipal Debt Fund
category average/2/                                      2.61%
Lehman Brothers High Yield Municipal Bond Index/3/      -2.66%
--------------------------------------------------------------

Nuveen All-American Municipal Bond Fund/1/               3.54%
Lipper General Municipal Debt Fund
category average/4/                                      4.20%
Lehman Brothers Municipal Bond Index/5/                  5.87%
--------------------------------------------------------------

Nuveen Insured Municipal Bond Fund/1/                    4.99%
Lipper Insured Municipal Debt Fund
category average/6/                                      4.72%
Lehman Brothers Insured Municipal Bond Index/7/          6.16%
--------------------------------------------------------------

Nuveen Intermediate Duration Municipal Bond Fund/1/ 3.99% Lipper General Municipal Debt Fund
category average/4/                                      4.20%
Lehman Brothers 7-Year Municipal Bond Index/8/           6.27%
--------------------------------------------------------------

Nuveen Limited Term Municipal Bond Fund/1/               3.35%
Lipper Short-Intermediate Municipal Debt Fund
category average/9/                                      2.61%
Lehman Brothers 5-Year Municipal Bond Index/10/          5.88%
--------------------------------------------------------------

than their Lipper category average and their relevant Lehman municipal indexes. We believe much of this difference can be attributed to the Funds' durations over this period.

Duration is a measure of price sensitivity to interest-rate changes. When interest rates are declining, and bond prices are rising, you would expect a bond or fund with a longer duration to perform better than a bond or fund with a shorter duration, all other things being equal. Conversely, when interest rates are rising, you would expect the investments with shorter durations to perform better.

Over much of the past year, yields were declining and bond prices were rising. The average duration of the All-American Fund at October 31, 2002 was 6.82. This compares with a duration of 7.98 for the Lehman Municial Bond Index. The duration for the Intermediate Duration Fund was 4.74, compared with 5.40 for the Lehman 7-Year Municipal Bond Index.

As we discuss in the next sections, we believed there were prudent, long-term reasons to moderate the average duration of the All-American Fund. However, this management decision did have a modest impact on performance in the short run. The Intermediate Duration Fund is purposely
--------------------------------------------------------------------------------
 /1/Performance figures are quoted for Class A shares at net asset value as of October 31, 2002. Current performance may be less than the performance shown.

 /2/For the Nuveen High Yield Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 72 funds in the Lipper High Yield Municipal Debt Funds category for the one-year period ended October 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 /3/The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index comprised of municipal bonds rated below BBB/Baa and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

 /4/For the Nuveen All-American Municipal Bond Fund and the Nuveen Intermediate
    Duration Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 295 funds in the Lipper General Municipal Debt Funds category for the one-year period ended October 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 /5/The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

 /6/For the Nuveen Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 49 funds in the Lipper Insured Municipal Debt Funds category for the one-year period October 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 /7/The Lehman Brothers Insured Municipal Bond Index is an unmanaged index comprised of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. An index is not available for direct investment.

 /8/The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This Index more closely compares to the duration of the bond's in the Fund's portfolio. An index is not available for direct investment.

 /9/For the Nuveen Limited Term Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 36 funds in the Lipper Short-Intermediate Municipal Debt Funds category for the one-year period ended October 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

/10/The Lehman Brothers 5-year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This Index more closely compares to the duration of the bond's in the Fund's portfolio. An index is not available for direct investment.

                           Semiannual Report | Page 3



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managed to maintain a duration that may be shorter than the Lehman 7-Year Index during certain time periods.

The High Yield Fund outperformed its Lipper category average over the twelve months ended October 31, 2002, and significantly outperformed the Lehman Municipal Bond Index. As noted in the following sections, several of the Fund's holdings performed well over the period and helped strengthen the Fund's performance relative to its peer group. As noted earlier, lower rated bonds of the type which comprise the High-Yield Index did not perform as well over the reporting period as the higher-rated bonds that make up part of the Lehman Brothers Municipal Bond Index.

The Insured Municipal Bond Fund performed slightly better than its Lipper category average over the year ended October 31, 2002. Its return trailed the Lehman Brothers Insured Municipal Bond Index primarily because it had an average duration of 5.31, compared with 8.83 for the Lehman index. As noted earlier, a longer-duration instrument would have been expected to perform better than a shorter-duration investment during a time of declining interest rates such as we have experienced over the past year.

The Limited Term Fund outperformed its Lipper category average over the twelve months ended October 31, 2002, even though the Fund held bonds in some troubled sectors of the economy (as noted in the following sections). The Fund underperformed the Lehman Brothers 5-Year Municipal Bond Index, in part because of its holdings of bonds in these underperforming sectors.

Q. What strategies were used to manage these Nuveen Funds during the six months that ended October 31, 2002?

A. All five Funds were managed according to Nuveen's value-oriented approach -- we sought to identify bonds that we believed offered attractive yields and appreciation potential. With current interest rates low, our general focus was on keeping portfolio holdings relatively stable because of the relatively lower coupon payments available from recently issued bonds. However, we did take advantage of selected opportunities when we believed they would provide long-term benefits to shareholders.

While each Fund was managed with this value-investing strategy, we also kept each Fund's individual objectives firmly in mind. To help you better understand the performance of your investment, we provide a brief fund-by-fund summary below:

Nuveen High Yield Municipal Bond Fund

As noted, high-yield municipal bonds generally did not perform as well as high-quality municipal bonds over the reporting period.In part,we believe this was because of investors' concerns about credit quality, and their preference for securities with perceived lower volatility. As a result, yield spreads, the difference between the yields of lower- and higher-grade bonds, continued to widen during the past six months. Still,compared to corporate high-yield bonds, municipal high-yield bonds fared relatively well.

We were fairly comfortable with the portfolio's overall structure during the reporting period. We maintained the Fund's duration and average maturity near its level of six months ago,and made only modest changes to the Fund's sector weightings and average credit quality. One area we favored during the period was healthcare, which provided relatively strong performance for the Fund. In

                           Semiannual Report | Page 4

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particular, bonds issued by West Penn Allegheny Health System in Pennsylvania and Appalachian Regional Healthcare Project in Kentucky helped boost Fund results as investors rewarded the issuers' improving financial situation.

We also looked to a number of attractive tax-increment financing (TIF) opportunities. One reason we favor TIFs is that this type of municipal debt typically is senior to other mortgage debt, a situation that provides us an extra layer of confidence. During the reporting period, we purchased several TIF bond issues,including those of the Briargate Center Business Improvement District in Colorado and the Reunion East Center in Florida. In our opinion, both deals enjoyed strong financial backing and a solid underlying business plan.

A less favorable area of investment for the Fund was in municipal debt backed by airline revenues. Airlines, despite a short-lived recovery early in the year, continued to struggle in the post-September 11/th/ business environment, and bonds based on their operations fell to their lowest levels yet. Securities backed by American Airlines, Northwest Airlines, British Airways and United Air Lines were all in the Fund's portfolio through this period. (UAL, parent of United Air Lines filed for bankruptcy protection on December 9, 2002.) We continue to own these airline-backed bonds, despite the downturn, because, for the most part they support terminals or facilities that we believe are important for ongoing activities. Over the longer-term,we believe air travel will remain a major component of transportation in this country. We think airline-backed bonds,at their current depressed levels, are positioned to appreciate in value if and when the outlook for these companies improves.

If the economy continues to recover, we anticipate a more favorable environment for high-yield municipal bonds going forward. That is because investors are typically less credit-sensitive when the economy is stronger. For the near future, we expect to focus on intermediate-term bonds that offer high coupon rates and a relatively limited chance of being called. These actions would tend to shorten the Fund's duration -- which, in our opinion, is an attractive prospect in a volatile market environment.

Nuveen All-American Municipal Bond Fund

Throughout the reporting period, we sought to moderate the Fund's duration and make the portfolio less sensitive to changes in interest rates. Because we believed that interest rates had more room to rise than fall, we felt it was prudent to take steps to limit the Fund's volatility during an uncertain environment.

We also continued to ensure that the Fund was broadly diversified across multiple sectors and credit ratings. We trimmed our holdings in some bonds that had performed well, helping to prevent the Fund from becoming excessively concentrated. In particular, we reduced our position in certain healthcare bonds, cutting back those issued by Michigan Hospital for Detroit Medical Center and selling all our Maricopa County Industrial Development Authority for Catholic Healthcare West.

The municipal market did not experience credit difficulties to the same degree as the corporate bond market, but we did perceive some causes for future concern. Accordingly, we sold several corporate-backed bonds in the portfolio that we thought were most vulnerable. These included bonds backed by Federal Express and Tyson Foods. In their place, we invested in securities that we believed offered more stability for the portfolio.

Certain holdings were caught up in general market pressures affecting specific industries. For

                           Semiannual Report | Page 5

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example, in the utility sector, bonds issued on behalf of TXU, a gas and electricity distributor, were caught up in a broad industry downturn.

The Fund's investments in bonds backed by American Airlines and UAL, parent of United Air Lines, also hurt Fund performance over this reporting period (UAL filed for bankruptcy protection on December 9, 2002.) In the long term, we remain comfortable holding these airline issues because for the most part they are backed by facilities that we believe are essential to the future operations of these carriers.

Looking ahead, our approach will be to continue to invest in opportunities that can generate as much tax-exempt income for Fund shareholders as possible, consistent with capital preservation. In doing so, we may begin to limit the Fund's exposure to volatile sectors such as utilities, reduce our weighting in the healthcare sector, and seek attractive general obligation bonds.

Nuveen Insured Municipal Bond Fund

Insured municipal securities performed very well during the twelve months ended October 31,2002, in large part because of factors already mentioned, continued stock market volatility and investors' aversion to additional risk. In this environment, the Fund's investments in a portfolio consisting exclusively of AAA-rated or equivalent bonds provided solid performance and stability for investors.

Through much of the reporting period, we generally were reluctant to make changes to the portfolio. The bonds we owned were performing well, and we thought it made little sense to sell bonds offering higher coupon payments and reinvest the proceeds in bonds with lower current interest rates. However, we did make some defensive moves in an effort to reduce risk as bond yields approached historic lows. We sold some of our positions in zero-coupon bonds, which tend to be more sensitive to changes in interest rates than bonds paying a regular coupon rate.

As long as interest rates remain low, we believe that our best course of action will be to limit trading activity. Nevertheless, we will continue to make adjustments that we believe are appropriate. For example, during the next few months, as issuers continue to take advantage of the attractive rate environment, we expect to review the Fund's modest exposure to callable and pre-refunded bonds, and to look for attractive opportunities to replace these issues with bonds offering greater call protection.

Nuveen Intermediate Duration Municipal Bond Fund

Our strategy during the reporting period was to identify and purchase investments on the longer end of the intermediate range, securities due to mature in 15 to 20 years. With a relatively steep yield curve at the short-term end of the market, we believed that investments in this maturity range offered attractive value. At the same time, we also sought to balance the Fund's risk by investing in shorter bonds as appropriate. This barbell strategy, owning both longer and shorter bonds, was designed to generate solid performance while managing volatility.

We generally made only modest changes to the portfolio during the past six months. To maximize the Fund's dividend-paying capability, we sought to remain fully invested. We also looked to increase diversification to reduce risk. During the period, our investments in healthcare and utilities, the Fund's largest sector weightings, declined modestly, while our position in tax-obligation bonds rose slightly. Fund performance was enhanced by holdings in tobacco settlement bonds, individual securities in the transportation sector, and essential-service revenue bonds.

                           Semiannual Report | Page 6

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We plan to continue with our barbell strategy for the foreseeable future, seeking to generate attractive yields for the Fund by investing in long-intermediate bonds while balancing them with shorter-maturity securities.

Nuveen Limited Term Municipal Bond Fund

A major focus for the Limited Term Fund during the reporting period was to moderate the portfolio's exposure to credit risk. We thought this was prudent, given the potential for increased stress on corporate-backed municipal bonds in particular if interest rates start to rise in the future. Our approach was to reduce our exposure to corporate-backed municipal bonds as well as those that we thought were especially sensitive to the economy, and reinvest the proceeds in higher quality issuers.

Increasing diversification was another way we looked to manage the Fund's risk. We scaled back our investments in certain sectors to limit the Fund's exposure to any single area of the market. For example, we sold some of our holdings in the healthcare market, which had generally performed well during the period, and invested in areas we thought had better future relative appreciation potential.

A handful of Fund holdings performed relatively poorly over this reporting period as a result of investors' concerns about credit quality. For example, in the utility sector, bonds backed by revenues from TXU, a Texas-based distributor of gas and electricity, were caught up in the industry's broad slowdown. Airlines, which struggled to put the effects of September 11/th/ past them, also experienced a difficult environment. The Fund was invested in bonds backed by UAL, parent of United Air Lines, and American Airlines. (UAL filed for bankruptcy protection on December 9, 2002.) We continued to own both these positions, which are backed by terminals or maintenance facilities and we believe the companies have every intention of maintaining their coupon payments. We think airline bonds, at their current depressed levels, are positioned to appreciate in value if and when the outlook for the airlines improves.

As the period progressed, we became increasingly focused on trying to reduce the Fund's vulnerability to a future increase in interest rates. Though we think this is a limited risk in the near term, we also believe that there is more room for rates to go up than down. Accordingly, we began looking to sell longer-maturity bonds, reinvesting proceeds into bonds with shorter maturities. As we continue with this approach in the months ahead, we would expect the Fund's duration to decline. We believe this is an appropriate course of action given the potential for more volatility in the municipal market.

Q. What is your outlook for the national municipal market?

A. We anticipate continued economic uncertainty and market volatility for the foreseeable future. The potential for a war with Iraq, and an economy still struggling to emerge from last year's recession, have raised questions for investors. In this uncertain environment, municipal securities generally have performed well, and the low interest rate environment continues to favor this asset class. (Note: On November 6, 2002, the Federal Reserve Board lowered the Fed Funds rate by another 0.5% to 1.25%.) As long as interest rates remain low, we anticipate a favorable environment for municipal bonds. Yet by diversifying Fund holdings as indicated and keeping an eye on duration, we are preparing for the possibility of higher rates down the road.

                           Semiannual Report | Page 7

Fund Spotlight as of 10/31/02              Nuveen High Yield Municipal Bond Fund
================================================================================
Quick Facts
                       A Shares        B Shares        C Shares         R Shares
--------------------------------------------------------------------------------
Net Assest Value         $19.62          $19.60          $19.62           $19.63
--------------------------------------------------------------------------------
Latest Dividend/1/      $0.1030         $0.0905         $0.0940          $0.1065
--------------------------------------------------------------------------------
Inception Date             6/99            6/99            6/99             6/99
--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/02/2/
A Shares                                  NAV    Offer
------------------------------------------------------
1-Year                                  5.25%    0.83%
------------------------------------------------------
Since Inception                         5.53%    4.21%
------------------------------------------------------

B Shares                             w/o CDSC   w/CDSC
------------------------------------------------------
1-Year                                  4.47%    0.51%
------------------------------------------------------
Since Inception                         4.74%    3.96%
------------------------------------------------------

C Shares                                  NAV
------------------------------------------------------
1-Year                                  4.69%
------------------------------------------------------
Since Inception                         4.97%
------------------------------------------------------

R Shares                                  NAV
------------------------------------------------------
1-Year                                  5.47%
------------------------------------------------------
Since Inception                         5.75%
------------------------------------------------------

Tax-Free Yields
A Shares                                  NAV    Offer
------------------------------------------------------
SEC 30-Day Yield                        5.94%    5.69%
------------------------------------------------------
Taxable-Equivalent Yield/3/             8.49%    8.13%
------------------------------------------------------

B Shares                                  NAV
------------------------------------------------------
SEC 30-Day Yield                        5.18%
------------------------------------------------------
Taxable-Equivalent Yield/3/             7.40%
------------------------------------------------------

C Shares                                  NAV
------------------------------------------------------
SEC 30-Day Yield                        5.39%
------------------------------------------------------
Taxable-Equivalent Yield/3/             7.70%
------------------------------------------------------

R Shares                                  NAV
------------------------------------------------------
SEC 30-Day Yield                        6.15%
------------------------------------------------------
Taxable-Equivalent Yield/3/             8.79%
------------------------------------------------------

Average Annual Total Returns as of 9/30/02/2/
A Shares                                  NAV    Offer
------------------------------------------------------
1-Year                                  7.71%    3.17%
------------------------------------------------------
Since Inception                         6.14%    4.79%
------------------------------------------------------

B Shares                             w/o CDSC   w/CDSC
------------------------------------------------------
1-Year                                  6.92%    2.92%
------------------------------------------------------
Since Inception                         5.35%    4.54%
------------------------------------------------------

C Shares                                  NAV
------------------------------------------------------
1-Year                                  7.08%
------------------------------------------------------
Since Inception                         5.56%
------------------------------------------------------
R Shares                                  NAV
------------------------------------------------------
1-Year                                  7.83%
------------------------------------------------------
Since Inception                         6.34%
------------------------------------------------------

Bond Credit Quality/4/
[pie chart]

AAA/U.S. Guaranteed           1%
--------------------------------
AA                            1%
--------------------------------
A                            10%
--------------------------------
BBB                          15%
--------------------------------
NR                           45%
--------------------------------
BB or Lower                  28%
--------------------------------

Top Five Sectors/4/
Tax Obligation (Limited)                           25%
------------------------------------------------------
Healthcare                                         18%
------------------------------------------------------
Utilities                                          16%
------------------------------------------------------
Basic Materials                                     9%
------------------------------------------------------
Transportation                                      7%
------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                            $ 131,421
------------------------------------------------------
Average Effective Maturity (Years)               20.53
------------------------------------------------------
Average Duration                                  7.74
------------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

 1 Paid November 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2002.

 2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

 3 Based on the SEC 30-Day Yield and a federal income tax rate of 30%.

 4 As a percentage of total holdings as of October 31, 2002. Holdings are subject to change.

                           Semiannual Report | Page 8

Fund Spotlight as of 10/31/02            Nuveen All-American Municipal Bond Fund
================================================================================
Quick Facts

                         A Shares       B Shares       C Shares      R Shares
--------------------------------------------------------------------------------
Net Assest Value            $10.8         $10.83         $10.81        $10.84
--------------------------------------------------------------------------------
Latest Dividend/1/        $0.0490        $0.0420        $0.0435       $0.0505
--------------------------------------------------------------------------------
Inception Date              10/88           2/97           6/93          2/97
--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/02/2/
A Shares                                      NAV    Offer
----------------------------------------------------------
1-Year                                      3.54%   -0.79%
----------------------------------------------------------
5-Year                                      4.54%    3.65%
----------------------------------------------------------
10-Year                                     6.42%    5.97%
----------------------------------------------------------

B Shares                                 w/o CDSC   w/CDSC
----------------------------------------------------------
1-Year                                      2.74%   -1.19%
----------------------------------------------------------
5-Year                                      3.76%    3.59%
----------------------------------------------------------
10-Year                                     5.88%    5.88%
----------------------------------------------------------

C Shares                                      NAV
----------------------------------------------------------
1-Year                                      3.01%
----------------------------------------------------------
5-Year                                      3.97%
----------------------------------------------------------
10-Year                                     5.83%
----------------------------------------------------------

R Shares                                      NAV
----------------------------------------------------------
1-Year                                      3.80%
----------------------------------------------------------
5-Year                                      4.75%
----------------------------------------------------------
10-Year                                     6.56%
----------------------------------------------------------

Tax-Free Yields
A Shares                                      NAV    Offer
----------------------------------------------------------
SEC 30-Day Yield                            4.19%    4.02%
----------------------------------------------------------
Taxable-Equivalent Yield/3/                 5.99%    5.74%
----------------------------------------------------------

B Shares                                      NAV
----------------------------------------------------------
SEC 30-Day Yield                            3.43%
----------------------------------------------------------
Taxable-Equivalent Yield/3/                 4.90%
----------------------------------------------------------

C Shares                                      NAV
----------------------------------------------------------
SEC 30-Day Yield                            3.64%
----------------------------------------------------------
Taxable-Equivalent Yield/3/                 5.20%
----------------------------------------------------------

R Shares                                      NAV
----------------------------------------------------------
SEC 30-Day Yield                            4.40%
----------------------------------------------------------
Taxable-Equivalent Yield/3/                 6.29%
----------------------------------------------------------

Average Annual Total Returns as
of 9/30/02/2/

A Shares                                      NAV    Offer
----------------------------------------------------------
1-Year                                      7.73%    3.21%
----------------------------------------------------------
5-Year                                      5.32%    4.41%
----------------------------------------------------------
10-Year                                     6.56%    6.10%
----------------------------------------------------------

B Shares                                 w/o CDSC   w/CDSC
----------------------------------------------------------
1-Year                                      6.90%    2.90%
----------------------------------------------------------
5-Year                                      4.55%    4.38%
----------------------------------------------------------
10-Year                                     6.03%    6.03%
----------------------------------------------------------

C Shares                                      NAV
----------------------------------------------------------
1-Year                                      7.10%
----------------------------------------------------------
5-Year                                      4.74%
----------------------------------------------------------
10-Year                                     5.97%
----------------------------------------------------------

R Shares                                      NAV
----------------------------------------------------------
1-Year                                      7.99%
----------------------------------------------------------
5-Year                                      5.55%
----------------------------------------------------------
10-Year                                     6.69%
----------------------------------------------------------

Bond Credit Quality/4/
[Pie Chart Appears Here]

AAA/U.S. Guaranteed                                    38%
----------------------------------------------------------
AA                                                     12%
----------------------------------------------------------
A                                                      18%
----------------------------------------------------------
BBB                                                    20%
----------------------------------------------------------
NR                                                      8%
----------------------------------------------------------
BB or Lower                                             4%
----------------------------------------------------------

Top Five Sectors/4/
Healthcare                                             18%
----------------------------------------------------------
U.S. Guaranteed                                        16%
----------------------------------------------------------
Utilities                                              16%
----------------------------------------------------------
Transportation                                         10%
----------------------------------------------------------
Education and Civic Organizations                       6%
----------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                                 $347,793
----------------------------------------------------------
Average Effective Maturity (Years)                   17.52
----------------------------------------------------------
Average Duration                                      6.82
----------------------------------------------------------

----------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid November 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2002.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

3    Based on the SEC 30-Day Yield and a federal income tax rate of 30%.

4 As a percentage of total holdings, excluding money market fund holdings, as of October 31, 2002. Holdings are subject to change.

                           Semiannual Report | Page 9

Fund Spotlight as of 10/31/02                 Nuveen Insured Municipal Bond Fund
================================================================================
Quick Facts

                           A Shares       B Shares      C Shares      R Shares
--------------------------------------------------------------------------------
Net Asset Value             $10.99          $10.99        $10.90        $10.95
--------------------------------------------------------------------------------
Latest Dividend/1/         $0.0440         $0.0370       $0.0385       $0.0455
--------------------------------------------------------------------------------
Inception Date                9/94            2/97          9/94         12/86
--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/02/2/
A Shares                                      NAV    Offer
----------------------------------------------------------
1-Year                                      4.99%    0.59%
----------------------------------------------------------
5-Year                                      5.12%    4.23%
----------------------------------------------------------
10-Year                                     6.32%    5.86%
----------------------------------------------------------

B Shares                                 w/o CDSC   w/CDSC
----------------------------------------------------------
1-Year                                      4.18%    0.18%
----------------------------------------------------------
5-Year                                      4.34%    4.17%
----------------------------------------------------------
10-Year                                     5.68%    5.68%
----------------------------------------------------------

C Shares                                      NAV
----------------------------------------------------------
1-Year                                      4.39%
----------------------------------------------------------
5-Year                                      4.55%
----------------------------------------------------------
10-Year                                     5.59%
----------------------------------------------------------

R Shares                                      NAV
----------------------------------------------------------
1-Year                                      5.18%
----------------------------------------------------------
5-Year                                      5.32%
----------------------------------------------------------
10-Year                                     6.52%
----------------------------------------------------------

Tax-Free Yields
A Shares                                      NAV    Offer
----------------------------------------------------------
SEC 30-Day Yield                            3.07%    2.95%
----------------------------------------------------------
Taxable-Equivalent Yield/3/                 4.39%    4.21%
----------------------------------------------------------

B Shares                                      NAV
----------------------------------------------------------
SEC 30-Day Yield                            2.32%
----------------------------------------------------------
Taxable-Equivalent Yield/3/                 3.31%
----------------------------------------------------------

C Shares                                      NAV
----------------------------------------------------------
SEC 30-Day Yield                            2.52%
----------------------------------------------------------
Taxable-Equivalent Yield/3/                 3.60%
----------------------------------------------------------

R Shares                                      NAV
----------------------------------------------------------
SEC 30-Day Yield                            3.28%
----------------------------------------------------------
Taxable-Equivalent Yield/3/                 4.69%
----------------------------------------------------------

Average Annual Total Returns as of 9/30/02/2/
A Shares                                      NAV    Offer
----------------------------------------------------------
1-Year                                      8.26%    3.71%
----------------------------------------------------------
5-Year                                      5.69%    4.80%
----------------------------------------------------------
10-Year                                     6.35%    5.90%
----------------------------------------------------------

B Shares                                 w/o CDSC   w/CDSC
----------------------------------------------------------
1-Year                                      7.44%    3.44%
----------------------------------------------------------
5-Year                                      4.91%    4.74%
----------------------------------------------------------
10-Year                                     5.72%    5.72%
----------------------------------------------------------

C Shares                                      NAV
----------------------------------------------------------
1-Year                                      7.67%
----------------------------------------------------------
5-Year                                      5.12%
----------------------------------------------------------
10-Year                                     5.63%
----------------------------------------------------------

R Shares                                      NAV
----------------------------------------------------------
1-Year                                      8.37%
----------------------------------------------------------
5-Year                                      5.89%
----------------------------------------------------------
10-Year                                     6.55%
----------------------------------------------------------

Bond Credit Quality/4,5/
[Pie Chart Appears Here]

U.S. Guaranteed                      3%
----------------------------------------------------------
Insured                             77%
----------------------------------------------------------
Insured/U.S. Guaranteed             20%
----------------------------------------------------------

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.


Top Five Sectors/4/
U.S. Guaranteed                                        22%
----------------------------------------------------------
Healthcare                                             16%
----------------------------------------------------------
Tax Obligation (General)                               11%
----------------------------------------------------------
Tax Obligation (Limited)                               11%
----------------------------------------------------------
Transportation                                          9%
----------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                                 $901,808
----------------------------------------------------------
Average Effective Maturity (Years)                   18.08
----------------------------------------------------------
Average Duration                                      5.31
----------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid November 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2002.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

3    Based on the SEC 30-Day Yield and a federal income tax rate of 30%.

4 As a percentage of total holdings as of October 31, 2002. Holdings are subject to change.

5 Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.

                           Semiannual Report | Page 10

Fund Spotlight as of 10/31/02   Nuveen Intermediate Duration Municipal Bond Fund
================================================================================
Quick Facts

                        A Shares     B Shares     C Shares      R Shares
------------------------------------------------------------------------
Net Asset Value            $9.35        $9.36        $9.36         $9.36
------------------------------------------------------------------------
Latest Dividend/1/       $0.0360      $0.0300      $0.0315       $0.0375
------------------------------------------------------------------------
Inception Date              6/95         2/97         6/95         11/76
------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/02/2/
A Shares                                      NAV    Offer
----------------------------------------------------------
1-Year                                      3.99%    0.89%
----------------------------------------------------------
5-Year                                      4.88%    4.25%
----------------------------------------------------------
10-Year                                     5.83%    5.51%
----------------------------------------------------------

B Shares                                 w/o CDSC   w/CDSC
----------------------------------------------------------
1-Year                                      3.30%   -0.67%
----------------------------------------------------------
5-Year                                      4.11%    3.94%
----------------------------------------------------------
10-Year                                     5.24%    5.24%
----------------------------------------------------------

C Shares                                      NAV
----------------------------------------------------------
1-Year                                      3.50%
----------------------------------------------------------
5-Year                                      4.32%
----------------------------------------------------------
10-Year                                     5.17%
----------------------------------------------------------

R Shares                                      NAV
----------------------------------------------------------
1-Year                                      4.18%
----------------------------------------------------------
5-Year                                      5.08%
----------------------------------------------------------
10-Year                                     6.08%
----------------------------------------------------------

Tax-Free Yields
A Shares                                      NAV    Offer
----------------------------------------------------------
SEC 30-Day Yield                            3.17%    3.08%
----------------------------------------------------------
Taxable-Equivalent Yield/3/                 4.53%    4.40%
----------------------------------------------------------

B Shares                                      NAV
----------------------------------------------------------
SEC 30-Day Yield                            2.42%
----------------------------------------------------------
Taxable-Equivalent Yield/3/                 3.46%
----------------------------------------------------------

C Shares                                      NAV
----------------------------------------------------------
SEC 30-Day Yield                            2.62%
----------------------------------------------------------
Taxable-Equivalent Yield/3/                 3.74%
----------------------------------------------------------

R Shares                                      NAV
----------------------------------------------------------
SEC 30-Day Yield                            3.37%
----------------------------------------------------------
Taxable-Equivalent Yield/3/                 4.81%
----------------------------------------------------------

Average Annual Total Returns as of 9/30/02/2/
A Shares                                      NAV    Offer
----------------------------------------------------------
1-Year                                      6.01%    2.84%
----------------------------------------------------------
5-Year                                      5.26%    4.63%
----------------------------------------------------------
10-Year                                     5.86%    5.54%
----------------------------------------------------------

B Shares                                 w/o CDSC   w/CDSC
----------------------------------------------------------
1-Year                                      5.31%    1.31%
----------------------------------------------------------
5-Year                                      4.49%    4.32%
----------------------------------------------------------
10-Year                                     5.27%    5.27%
----------------------------------------------------------

C Shares                                      NAV
----------------------------------------------------------
1-Year                                      5.51%
----------------------------------------------------------
5-Year                                      4.68%
----------------------------------------------------------
10-Year                                     5.19%
----------------------------------------------------------

R Shares                                      NAV
----------------------------------------------------------
1-Year                                      6.21%
----------------------------------------------------------
5-Year                                      5.49%
----------------------------------------------------------
10-Year                                     6.11%
----------------------------------------------------------

Bond Credit Quality/4/
[PIE CHART APPEARS HERE]
AAA/U.S. Guaranteed                           48%
----------------------------------------------------------
AA                                            27%
----------------------------------------------------------
A                                             13%
----------------------------------------------------------
BBB                                           11%
----------------------------------------------------------
BB or Lower                                    1%
----------------------------------------------------------

Top Five Sectors/4/
Healthcare                                             16%
----------------------------------------------------------
Utilities                                              16%
----------------------------------------------------------
U.S. Guaranteed                                        14%
----------------------------------------------------------
Tax Obligation (Limited)                               13%
----------------------------------------------------------
Water and Sewer                                        11%
----------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                               $2,896,130
----------------------------------------------------------
Average Effective Maturity (Years)                   16.37
----------------------------------------------------------
Average Duration                                      4.74
----------------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

 1 Paid November 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2002.

 2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

 3 Based on the SEC 30-Day Yield and a federal income tax rate of 30%.

 4 As a percentage of total holdings as of October 31, 2002. Holdings are subject to change.


                           Semiannual Report | Page 11

Fund Spotlight as of 10/31/02 Nuveen Limited Term Municipal Bond Fund
================================================================================
Quick Facts

                                    A Shares          C Shares          R Shares
--------------------------------------------------------------------------------
Net Asset Value                       $10.73            $10.71            $10.69
--------------------------------------------------------------------------------
Latest Dividend/1/                   $0.0390           $0.0360           $0.0410
--------------------------------------------------------------------------------
Inception Date                         10/87             12/95              2/97
--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/02/2/
A Shares                                 NAV     Offer
------------------------------------------------------
1-Year                                 3.35%     0.75%
------------------------------------------------------
5-Year                                 4.44%     3.91%
------------------------------------------------------
10-Year                                5.08%     4.81%
------------------------------------------------------

C Shares                                 NAV
------------------------------------------------------
1-Year                                 3.01%
------------------------------------------------------
5-Year                                 4.07%
------------------------------------------------------
10-Year                                4.73%
------------------------------------------------------

R Shares                                 NAV
------------------------------------------------------
1-Year                                 3.59%
------------------------------------------------------
5-Year                                 4.64%
------------------------------------------------------
10-Year                                5.17%
------------------------------------------------------

Tax-Free Yields
A Shares                                 NAV    Offer
------------------------------------------------------
SEC 30-Day Yield                       2.74%     2.67%
------------------------------------------------------
Taxable-Equivalent Yield/3/            3.91%     3.81%
------------------------------------------------------

C Shares                                 NAV
------------------------------------------------------
SEC 30-Day Yield                       2.39%
------------------------------------------------------
Taxable-Equivalent Yield/3/            3.41%
------------------------------------------------------

R Shares                                 NAV
------------------------------------------------------
SEC 30-Day Yield                       2.94%
------------------------------------------------------
Taxable-Equivalent Yield/3/            4.20%
------------------------------------------------------

Average Annual Total Returns as of 9/30/02/2/
A Shares                                 NAV     Offer
------------------------------------------------------
1-Year                                 5.78%     3.11%
------------------------------------------------------
5-Year                                 4.89%     4.35%
------------------------------------------------------
10-Year                                5.23%     4.96%
------------------------------------------------------

C Shares                                 NAV
------------------------------------------------------
1-Year                                 5.44%
------------------------------------------------------
5-Year                                 4.52%
------------------------------------------------------
10-Year                                4.88%
------------------------------------------------------

R Shares                                 NAV
------------------------------------------------------
1-Year                                 5.94%
------------------------------------------------------
5-Year                                 5.09%
------------------------------------------------------
10-Year                                5.33%
------------------------------------------------------

Bond Credit Quality/4/
[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed                                36%
------------------------------------------------------
AA                                                 17%
------------------------------------------------------
A                                                  21%
------------------------------------------------------
BBB                                                21%
------------------------------------------------------
NR                                                  4%
------------------------------------------------------
BB or Lower                                         1%
------------------------------------------------------

Top Five Sectors/4/
Utilities                                          24%
------------------------------------------------------
Tax Obligation (Limited)                           14%
------------------------------------------------------
Healthcare                                         13%
------------------------------------------------------
Tax Obligation (General)                           10%
------------------------------------------------------
Education and Civic Organizations                  10%
------------------------------------------------------

Portfolio Statistics
Net Assets ($000)                            $ 697,025
------------------------------------------------------
Average Effective Maturity (Years)                5.47
------------------------------------------------------
Average Duration                                  4.97
------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid November 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2002.

2 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% contingent deferred sales charge (CDSC), also known as a back-end sales charge, for redemptions within less than one year, which is not reflected in the one-year total return.

3    Based on the SEC 30-Day Yield and a federal income tax rate of 30%.

4 As a percentage of total holdings, excluding money market fund holdings, as of October 31, 2002. Holdings are subject to change.

                           Semiannual Report | Page 12

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND
October 31, 2002


   Principal                                               Optional Call                    Market
Amount (000) Description                                     Provisions* Ratings**           Value
--------------------------------------------------------------------------------------------------
             Alabama - 0.7%
    $  1,000 Butler Industrial Development Board,         9/04 at 102.00       BB+ $       905,270
              Alabama, Solid Waste Disposal Revenue
              Bonds (James River Corporation Project),
              Series 1994, 8.000%, 9/01/28 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------
             California - 7.6%
       2,000 California Pollution Control Financing      12/06 at 102.00       BB-       1,825,500
              Authority, Solid Waste Disposal Revenue
              Bonds (Browning Ferris Industries Inc.),
              Series 1996A, 5.800%, 12/01/16
              (Alternative Minimum Tax)
      11,035 California Pollution Control Financing       7/07 at 102.00       N/R       1,570,209
              Authority, Solid Waste Disposal Revenue
              Bonds (CanFibre of Riverside Project),
              Tax-Exempt Series 1997A, 9.000%, 7/01/19
              (Alternative Minimum Tax)(a)
       1,500 Community Facilities District No. 001,       9/12 at 100.00       N/R       1,524,000
              Amerige Heights, Fullerton, California,
              Special Tax Bonds, Series 2002, 6.200%,
              9/01/32
       2,000 Lammersville School District, San Joaquin    9/12 at 101.00       N/R       1,971,680
              County, California, Community Facilities
              District of Mountain House, Special Tax
              Bonds, Series 2002, 6.375%, 9/01/32
       1,000 Regional Airports Improvement Corporation,  12/12 at 102.00       BB-         650,000
              California, Los Angeles International
              Airport Facilities Sublease Revenue Bonds
              (American Airlines Inc. Terminal 4
              Project), Series 2002C, 7.500%, 12/01/24
              (Alternative Minimum Tax)
       2,500 Community Facilities District No. 01-1,      9/12 at 102.00       N/R       2,499,975
              Norco, California, Special Tax Bonds,
              Series 2002, 7.000%, 9/01/33
--------------------------------------------------------------------------------------------------
             Colorado - 12.2%
       2,000 Briargate Center Business Improvement          No Opt. Call       N/R       2,004,740
              District, Colorado, Special Assessment
              District No. 02-1 Revenue Bonds, Series
              2002B, 7.400%, 12/01/27
       3,000 Colorado Educational and Cultural            8/11 at 100.00       Ba2       3,026,190
              Facilities Authority, Boulder County,
              Charter School Revenue Bonds (Peak to
              Peak Charter School Project - Created by
              Boulder Valley School District No. RE-2),
              7.625%, 8/15/31
       2,960 Colorado Educational and Cultural            6/11 at 100.00       Ba1       2,949,551
              Facilities Authority, Charter School
              Revenue Bonds (Frontier Academy Project -
              Weld County School District No. 6),
              Series 2001, 7.250%, 6/01/20
       2,000 Colorado Educational and Cultural            2/12 at 100.00       N/R       1,991,780
              Facilities Authority, Charter School
              Revenue Bonds (Compass Montessori
              Secondary School Project - Jefferson
              County School District R-1), Series 2002,
              8.000%, 2/15/32
             Colorado Educational and Cultural
             Facilities Authority, Charter School
             Revenue Bonds (Platte River Academy
             Project - Douglas County School District
             No. RE-1), Series 2002A:
       1,000   7.250%, 3/01/22                            3/12 at 100.00       Ba2         996,260
         750   7.250%, 3/01/32                            3/12 at 100.00       Ba2         737,813
       2,500 Colorado Educational and Cultural            5/12 at 102.00       N/R       2,465,200
              Facilities Authority, Charter School
              Revenue Bonds (Montessori Peaks Building
              Foundation), Series 2002A, 8.000%, 5/01/32
       2,000 Colorado Educational and Cultural            3/12 at 100.00       N/R       1,940,580
              Facilities Authority, Charter School
              Revenue Bonds (Belle Creek Education
              Center), Series 2002A, 7.625%, 3/15/32
--------------------------------------------------------------------------------------------------
             Connecticut - 1.3%
       1,455 Connecticut Development Authority, Health    8/04 at 102.00       N/R       1,414,769
              Facility Refunding Revenue Bonds
              (Alzheimer's Resource Center of
              Connecticut, Inc. Project), Series 1994A,
              7.125%, 8/15/14
         330 Eastern Connecticut Resource Recovery        1/03 at 102.00       BBB         324,040
              Authority, Solid Waste Revenue Bonds
              (Wheelabrator Lisbon Project), Series
              1993A, 5.500%, 1/01/14 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------
             Florida - 3.4%
          20 Dade County Industrial Development           6/05 at 102.00       N/R          20,343
              Authority, Florida, Industrial
              Development Revenue Bonds (Miami Cerebral
              Palsy Residential Services, Inc.
              Project), Series 1995, 8.000%, 6/01/22
       1,000 Hillsborough County Industrial Development   4/10 at 101.00       N/R         989,810
              Authority, Florida, Exempt Facilities
              Revenue Bonds (National Gypsum Company,
              Apollo Beach Project), Series 2000B,
              7.125%, 4/01/30 (Alternative Minimum Tax)
         900 Martin County Industrial Development        12/04 at 102.00      BBB-         926,856
              Authority, Florida, Industrial
              Development Revenue Bonds (Indiantown
              Cogeneration, L.P. Project), Series
              1994A, 7.875%, 12/15/25 (Alternative
              Minimum Tax)
       2,500 Reunion East Community Development           5/12 at 101.00       N/R       2,500,900
              District, Osceola County, Florida,
              Special Assessment Bonds, Series 2002A,
              7.375%, 5/01/33

----
13

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                               Optional Call                    Market
Amount (000) Description                                     Provisions* Ratings**           Value
--------------------------------------------------------------------------------------------------
             Georgia - 2.4%
             Atlanta, Georgia, Tax Allocation Bonds
              (Atlantic Station Project), Series 2001:
    $  1,650   7.750%, 12/01/14                          12/11 at 101.00       N/R $     1,682,753
       1,400   7.900%, 12/01/24                          12/11 at 101.00       N/R       1,432,536
--------------------------------------------------------------------------------------------------
             Illinois - 7.6%
       1,500 City of Chicago, Illinois, Chicago O'Hare   11/10 at 101.00        Ca         225,120
              International Airport, Special Facilities
              Revenue Bonds (United Air Lines, Inc.),
              Series 2000A, 6.750%, 11/01/11
              (Alternative Minimum Tax)(b)
         140 City of Chicago, Illinois, Tax Increment     1/09 at 100.00       N/R         138,754
              Allocation Bonds (Irving/Cicero
              Redevelopment Project), Series 1998,
              7.000%, 1/01/14
       3,015 Illinois Educational Facilities Authority,  12/03 at 102.00       BBB       3,054,828
              Revenue Bonds (Columbia College), Series
              1993, 6.125%, 12/01/18
       2,055 Illinois Health Facilities Authority,        2/04 at 102.00        A+       2,099,881
              Revenue Refunding Bonds (Edward Hospital
              Project), Series 1993A, 6.000%, 2/15/19
             Illinois Health Facilities Authority,
             Revenue Refunding Bonds (Proctor Community
             Hospital Project), Series 1991:
         390   7.500%, 1/01/11                            1/03 at 100.00       BB+         390,039
         905   7.375%, 1/01/23                            1/03 at 100.00       BB+         894,212
       1,000 Illinois Educational Facilities Authority,   5/12 at 101.00      Baa2         999,320
              Student Housing Revenue Bonds
              (Educational Advancement Foundation Fund,
              University Center Project), Series 2002,
              6.250%, 5/01/34
         300 Village of Libertyville, Illinois,          11/09 at 100.00        A2         307,992
              Affordable Housing Revenue Bonds (Liberty
              Towers Project), Series 1999A,
              7.000%, 11/01/29 (Alternative Minimum Tax)
       1,000 Robbins, Illinois, Resource Recovery           No Opt. Call       N/R         219,500
              Revenue Bonds (Restructuring Project,
              Foster Wheeler Subordinated Guaranty),
              Series 1999D, 0.000%, 10/15/09
              (Alternative Minimum Tax)
             Robbins, Illinois, Resource Recovery
             Revenue Bonds (Restructuring Project,
              Foster Wheeler Subordinated Guaranty),
              Series 1999C:
         471   7.250%, 10/15/09 (Alternative Minimum        No Opt. Call       N/R         264,174
              Tax)
       3,200   7.250%, 10/15/24 (Alternative Minimum        No Opt. Call       N/R       1,412,085
              Tax)
--------------------------------------------------------------------------------------------------
             Indiana - 5.2%
       2,600 Indianapolis Airport Authority, Indiana,    11/05 at 102.00       CCC         997,776
              Specialty Facility Revenue Bonds (United
              Air Lines, Inc., Indianapolis Maintenance
              Center Project), Series 1995A, 6.500%,
              11/15/31 (Alternative Minimum Tax)(b)
             City of Petersburg, Indiana, Pollution
             Control Refunding Revenue Bonds
              (Indianapolis Power and Light Company
              Project), Series 1995A:
       1,000   6.625%, 12/01/24                          12/04 at 102.00        A3       1,000,740
         750   6.625%, 12/01/24                          12/04 at 102.00         A         784,658
         890 City of Petersburg, Indiana, Pollution       8/11 at 102.00        A3         810,977
              Control Revenue Bonds (Indianapolis Power
              and Light Company), Series 1991
              Refunding, 5.750%, 8/01/21
       3,500 Whitley County, Indiana, Solid Waste and    11/10 at 102.00       N/R       3,275,545
              Sewage Disposal Revenue Bonds (Steel
              Dynamics Inc., Project), Series 1998,
              7.250%, 11/01/18 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------
             Iowa - 1.9%
         690 Iowa Higher Education Loan Authority,       10/10 at 102.00       N/R         723,037
              Private College Facility Revenue Bonds
              (Waldorf College Project), Series 1999,
              7.375%, 10/01/19
       2,000 Tobacco Settlement Authority, Iowa,          6/11 at 101.00        A1       1,770,520
              Tobacco Settlement Asset-Backed Revenue
              Bonds, Series 2001B, 5.300%, 6/01/25
--------------------------------------------------------------------------------------------------
             Kentucky - 4.3%
             Kentucky Economic Development Finance
             Authority, Hospital System Refunding and
              Improvement Revenue Bonds (Appalachian
              Regional Healthcare, Inc. Project),
              Series 1997:
       1,000   5.850%, 10/01/17                           4/08 at 102.00       BB-         894,340
       2,500   5.875%, 10/01/22                           4/08 at 102.00       BB-       2,173,100

----
14

   Principal                                               Optional Call                    Market
Amount (000) Description                                     Provisions* Ratings**           Value
--------------------------------------------------------------------------------------------------
             Kentucky (continued)
             City of Newport Public Properties
             Corporation, Kentucky, First Mortgage
              Revenue Bonds (Public Parking and Plaza
              Project), Series 2000A:
    $  1,500  8.375%, 1/01/18                             7/10 at 104.00       N/R $     1,460,790
       1,220  8.500%, 1/01/27                             7/10 at 104.00       N/R       1,181,814
--------------------------------------------------------------------------------------------------
             Louisiana - 1.1%
       1,400 Hodge, Louisiana, Combined Utility System    3/03 at 100.00       N/R       1,442,000
              Revenue Bonds (Stone Container
              Corporation Guaranteed), Series 1990,
              9.000%, 3/01/10 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------
             Maryland - 2.1%
       2,190 Maryland Energy Financing Administration,    9/05 at 102.00       N/R       2,207,213
              Limited Obligation Cogeneration Revenue
              Bonds (AES Warrior Run Project), Series
              1995, 7.400%, 9/01/19 (Alternative
              Minimum Tax)
             Prince Georges County, Maryland, Project
             and Refunding Revenue Bonds, Dimensions
              Health Corporation Issue, Series 1994:
         315  5.375%, 7/01/14                             7/04 at 102.00        B3         209,355
         445  5.300%, 7/01/24                             7/04 at 102.00        B3         294,247
--------------------------------------------------------------------------------------------------
             Massachusetts - 4.5%
       2,000 Boston Industrial Development Financing      9/12 at 102.00       N/R       1,977,000
              Authority, Massachusetts, Subordinate
              Revenue Bonds (Crosstown Center Project),
              Series 2002, 8.000%, 9/01/35 (Alternative
              Minimum Tax)
         500 Massachusetts Development Finance Agency,   12/08 at 102.00       BBB         437,715
              Resource Recovery Revenue Bonds (Ogden
              Haverhill Project), Series 1998B, 5.300%,
              12/01/14 (Alternative Minimum Tax)
       1,000 Massachusetts Development Finance Agency,   12/09 at 102.00       BBB         989,340
              Resource Recovery Revenue Bonds (Ogden
              Haverhill Project), Series 1999A, 6.700%,
              12/01/14 (Alternative Minimum Tax)
       1,425 Massachusetts Development Finance Agency,      No Opt. Call       N/R       1,553,079
              Pioneer Valley Resource Recovery Revenue
              Bonds (Eco/Springfield, LLC Project),
              Series 2000A, 8.375%, 7/01/14
              (Alternative Minimum Tax)
       1,000 Massachusetts Industrial Finance Agency,       No Opt. Call       BBB         974,030
              Resource Recovery Revenue Refunding Bonds
              (Ogden Haverhill Project), Series 1992A
              Remarketed, 4.850%, 12/01/05
--------------------------------------------------------------------------------------------------
             Michigan - 2.0%
             Michigan Municipal Bond Authority, Public
             School Academy Revenue Bonds (YMCA Service
              Learning Academy), Series 2001:
       1,500  7.250%, 10/01/11                           10/09 at 102.00       Ba1       1,490,655
         750  7.625%, 10/01/21                           10/09 at 102.00       Ba1         758,123
         500 Wayne County, Michigan, Special Airport     12/05 at 102.00       N/R         366,195
              Facilities Revenue Bonds (Northwest
              Airlines Inc. Refunding), Series 1995,
              6.750%, 12/01/15
--------------------------------------------------------------------------------------------------
             Minnesota - 7.2%
       3,250 Duluth Economic Development Authority,       6/12 at 101.00        BB       3,236,643
              Minnesota, Healthcare Facilities Revenue
              Bonds (Saint Luke's Hospital), Series
              2002, 7.250%, 6/15/32
       2,500 Minneapolis-St. Paul Metropolitan Airports   4/11 at 101.00       N/R       1,692,600
              Commission, Minnesota, Special Facilities
              Revenue Bonds (Northwest Airlines, Inc.
              Project), Series 2001A, 7.000%, 4/01/25
              (Alternative Minimum Tax)
         400 Northwest Minnesota Multi-County Housing    10/04 at 102.00       N/R         308,296
              and Redevelopment Authority, Governmental
              Housing Revenue Bonds (Pooled Housing
              Program), Series 1994A, 8.125%, 10/01/26
         190 Housing and Redevelopment Authority of the  11/03 at 102.00       Ba2         164,586
              City of St. Paul, Minnesota, Hospital
              Facility Revenue Bonds (HealthEast
              Project), Series 1993A Refunding, 6.625%,
              11/01/17
       3,000 Housing and Redevelopment Authority of the  11/04 at 102.00       Ba2       2,789,820
              City of St. Paul, Minnesota, Hospital
              Facility Revenue Refunding Bonds
              (HealthEast Project), Series 1994,
              6.750%, 11/01/09
       1,290 City of White Bear Lake, Minnesota, First   11/03 at 102.00       N/R       1,314,188
              Mortgage Nursing Home Revenue Refunding
              Bonds (White Bear Lake Care Center, Inc.
              Project), Series 1992, 8.250%, 11/01/12
--------------------------------------------------------------------------------------------------
             Montana - 1.9%
       2,500 Montana State Board of Investments, Exempt   7/10 at 101.00       Ba3       2,444,225
              Facility Revenue Bonds (Stillwater Mining
              Company Project), Series 2000, 8.000%,
              7/01/20 (Alternative Minimum Tax)

----
15

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                               Optional Call                    Market
Amount (000) Description                                     Provisions* Ratings**           Value
--------------------------------------------------------------------------------------------------
             Nevada - 0.5%
    $    750 Clark County, Nevada, Industrial             1/03 at 102.00        B- $       625,418
              Development Revenue Bonds (Nevada Power
              Company Project), Series 1995A, 5.600%,
              10/01/30 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------
             New Hampshire - 1.2%
       1,500 New Hampshire Health and Education          10/11 at 101.00        A+       1,528,545
              Facilities Authority, Revenue Bonds
              (Exeter Hospital), Series 2001A, 5.750%,
              10/01/31
--------------------------------------------------------------------------------------------------
             New Mexico - 0.5%
         660 City of Farmington, New Mexico, Pollution    4/03 at 100.00        BB         639,190
              Control Refunding Revenue Bonds (Southern
              California Edison Company Four Corners
              Project), 1991 Series A, 7.200%, 4/01/21
--------------------------------------------------------------------------------------------------
             New York - 3.7%
       1,360 County of Cattaraugus Industrial               No Opt. Call       N/R       1,231,806
              Development Agency, New York, Tax-Exempt
              Industrial Development Revenue Bonds
              (Laidlaw Energy and Environmental, Inc.
              Project), Series 1999A, 8.500%, 7/01/21
              (Alternative Minimum Tax)
         500 Erie County Industrial Development Agency,  12/10 at 103.00       N/R         110,625
              New York, Solid Waste Disposal Facility
              Revenue Bonds (1998 CanFibre of
              Lackawanna Project), 9.050%, 12/01/25
              (Alternative Minimum Tax)(c)
         750 New York City Industrial Development        12/12 at 101.00      BBB-         613,823
              Agency, New York, Special Facilities
              Revenue Bonds (British Airways PLC
              Project), Series 2002, 7.625%, 12/01/32
       1,000 New York City Industrial Development         8/12 at 101.00       BB-         439,990
              Agency, New York, Special Facilities
              Revenue Bonds (American Airlines, Inc.
              John F. Kennedy International Airport
              Project), Series 2002B, 8.500%, 8/01/28
              (Alternative Minimum Tax)
             Dormitory Authority of the State of New
              York, NYACK Hospital Revenue Bonds,
              Series 1996:
       1,645   6.000%, 7/01/06                            7/06 at 102.00       Ba3       1,528,567
         500   6.250%, 7/01/13                            7/06 at 102.00       Ba3         428,620
         500 Dormitory Authority of the State of New      7/09 at 101.00        AA         548,155
              York, Marymount Manhattan College Insured
              Revenue Bonds, Series 1999, 6.125%,
              7/01/21
--------------------------------------------------------------------------------------------------
             North Carolina - 0.4%
         500 Halifax County Industrial Facilities and     9/11 at 101.00       BBB         495,990
              Pollution Control Financing Authority,
              North Carolina, Environmental Improvement
              Revenue Bonds (International Paper
              Company Project), Series 2001A, 5.900%,
              9/01/25 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------
             Ohio - 2.9%
         400 Ohio Water Development Authority, Solid      9/05 at 102.00        A+         418,388
              Waste Disposal Revenue Bonds (North Star
              BHP Steel L.L.C. Project - The Broken
              Hill Proprietary Company Limited,
              Guarantor), Series 1995, 6.300%, 9/01/20
              (Alternative Minimum Tax)
       1,000 Ohio Water Development Authority, Solid      9/08 at 102.00       N/R         911,390
              Waste Disposal Revenue Bonds (Bay Shore
              Power Project), Convertible Series 1998A,
              5.875%, 9/01/20 (Alternative Minimum Tax)
       2,500 Ohio Water Development Authority, Solid      9/09 at 102.00       N/R       2,479,850
              Waste Disposal Revenue Bonds (Bay Shore
              Power Project), Convertible Series 1998B,
              6.625%, 9/01/20 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------
             Pennsylvania - 7.2%
       3,200 Allegheny County Hospital Development       11/10 at 102.00        B+       3,503,680
              Authority, Pennsylvania, Health System
              Revenue Bonds (West Penn Allegheny Health
              System), Series 2000B, 9.250%, 11/15/30
         865 Cumberland County Municipal Authority,      11/04 at 102.00   BBB-***         953,472
              Pennsylvania, Carlisle Hospital and
              Health Services First Mortgage Revenue
              and Refunding Bonds, Series 1994, 6.800%,
              11/15/14 (Pre-refunded to 11/15/04)
         240 New Morgan Industrial Development            4/04 at 102.00       BB-         219,859
              Authority, Pennsylvania, Solid Waste
              Disposal Revenue Bonds (New Morgan
              Landfill Company, Inc. Project), Series
              1994, 6.500%, 4/01/19 (Alternative
              Minimum Tax)
       2,000 Pennsylvania Economic Development            4/09 at 102.00       N/R       1,779,020
              Financing Authority, Exempt Facilities
              Revenue Bonds (National Gypsum Company
              Project), Series 1997A, 6.250%, 11/01/27
              (Alternative Minimum Tax)
       1,400 Pennsylvania Economic Development            1/04 at 102.00      BBB-       1,428,616
              Financing Authority, Resource Recovery
              Revenue Bonds (Northampton Generating
              Project), Senior Series 1994A, 6.400%,
              1/01/09 (Alternative Minimum Tax)

----
16

   Principal                                               Optional Call                    Market
Amount (000) Description                                     Provisions* Ratings**           Value
--------------------------------------------------------------------------------------------------
             Pennsylvania (continued)
    $  1,500 Pennsylvania Economic Development           12/04 at 102.00      BBB- $     1,560,780
              Financing Authority, Resource Recovery
              Revenue Bonds (Colver Project), Series
              1994D, 7.150%, 12/01/18 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------
             Rhode Island - 1.5%
       1,500 Tiverton, Rhode Island, Special Obligation   5/12 at 102.00       N/R       1,503,540
              Tax Increment Bonds (Mount Hope Bay
              Village), Series 2002A, 6.875%, 5/01/22
         500 Tobacco Settlement Financing Corporation     6/12 at 100.00        A1         478,510
              of Rhode Island, Asset-Backed Bonds,
              Series 2002A, 6.250%, 6/01/42
--------------------------------------------------------------------------------------------------
             South Carolina - 2.3%
             Connector 2000 Association Inc., South
              Carolina, Senior Lien Toll Road Revenue
              Bonds, Series 1998B:
       4,560  0.000%, 1/01/32                              1/08 at 25.56      BBB-         249,797
       4,550  0.000%, 1/01/33                              1/08 at 24.13      BBB-         225,635
             Tobacco Settlement Revenue Management
             Authority, South Carolina, Tobacco
             Settlement Asset-Backed Bonds, Series
             2001B:
       1,500  6.000%, 5/15/22                             5/11 at 101.00        A1       1,482,120
       1,045  6.375%, 5/15/28                             5/11 at 101.00        A1       1,026,869
--------------------------------------------------------------------------------------------------
             Texas - 3.2%
         500 Brazos River Harbor Navigation District,     5/12 at 101.00         A         493,415
              Braoria County, Texas, Environmental
              Facilities Revenue Bonds (Dow Chemical
              Company Project), 2002 Series A-6,
              6.250%, 5/15/33 (Alternative Minimum Tax)
              (Mandatory put 5/15/17)
         600 Dallas-Fort Worth International Airport     11/09 at 101.00       BB-         162,000
              Facility Improvement Corporation, Texas,
              Revenue Bonds (American Airlines, Inc.
              Project), Series 1999, 6.375%, 5/01/35
              (Alternative Minimum Tax)
       1,000 Dallas-Fort Worth International Airport     11/12 at 102.00       BB-         300,000
              Facility Improvement Corporation, Texas,
              Revenue Bonds (American Airlines, Inc.
              Project), Series 2002, 8.250%, 11/01/36
              (Alternative Minimum Tax)
       2,000 Gulf Coast Industrial Development            4/12 at 100.00      Baa2       2,061,860
              Authority, Texas, Solid Waste Disposal
              Revenue Bonds (CITGO Petroleum
              Corporation Project), Series 1998,
              8.000%, 4/01/28 (Alternative Minimum Tax)
         500 Gulf Coast Industrial Development              No Opt. Call       N/R         493,850
              Authority, Texas, Solid Waste Disposal
              Revenue Bonds (CITGO Petroleum
              Corporation Project), Series 1995,
              7.500%, 5/01/25 (Alternative Minimum Tax)
              (Mandatory put 10/01/12)
         140 Harris County Housing Finance Corporation,   7/12 at 103.00       CCC          42,000
              Texas, Multifamily Housing Revenue Bonds
              (Windfern Pointe and Waterford Place
              Apartments), 1999 Series D Junior
              Subordinate Lien, 9.000%, 7/01/29(d)
         750 Navigation District No. 1 of Matagorda         No Opt. Call      BBB+         702,435
              County, Texas, Pollution Control Revenue
              Bonds (Central Power and Light Company
              Refunding), Series 2001A, 4.550%,
              11/01/29 (Mandatory put 11/01/06)
--------------------------------------------------------------------------------------------------
             Utah - 0.7%
         750 City of Bountiful, Davis County, Utah,      12/08 at 101.00       N/R         645,893
              Hospital Revenue Refunding Bonds (South
              Davis Community Hospital Project), Series
              1998, 5.750%, 12/15/18
         220 Utah Housing Finance Agency, Single Family   7/09 at 101.50       Aa2         234,122
              Mortgage Bonds, 1999 Series F, 6.300%,
              7/01/21 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------
             Virginia - 3.6%
       1,745 Hopewell Industrial Development Authority,  12/02 at 103.00       N/R       1,801,782
              Virginia, Resources Recovery Revenue
              Refunding Bonds (Stone Container
              Corporation Project), Series 1992,
              8.250%, 6/01/16
             Pocahontas Parkway Association, Virginia,
             Route 895 Connector Toll Road Revenue
             Bonds, Senior Current Interest Series
             1998A:
         800  5.500%, 8/15/28                             8/08 at 102.00      BBB-         600,112
         350  0.000%, 8/15/30                              8/08 at 28.38      BBB-          32,312
       1,500 Industrial Development Authority of          7/11 at 100.00      Baa3       1,550,190
              Rockbridge County, Virginia, Virginia
              Horse Refunding Bonds, Series 2001C,
              6.850%, 7/15/21
         735 Virginia Small Business Financing              No Opt. Call       N/R         744,107
              Authority, Industrial Development Revenue
              Bonds (S.I.L. Clean Water, L.L.C.
              Project), Series 1999, 7.250%, 11/01/09

----
17

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                               Optional Call                     Market
Amount (000) Description                                     Provisions*  Ratings**           Value
---------------------------------------------------------------------------------------------------
             Washington - 0.4%
    $    500 Tobacco Settlement Authority, Washington,    6/13 at 100.00         A1 $       492,945
              Tobacco Settlement Asset-Backed Revenue
              Bonds, Series 2002, 6.625%, 6/01/32 (WI,
              settling 11/05/02)
---------------------------------------------------------------------------------------------------
             Wisconsin - 3.3%
         500 Badger Tobacco Asset Securitization          6/12 at 100.00         A1         482,585
              Corporation, Wisconsin, Tobacco
              Settlement Asset-Backed Bonds, Series
              2002, 6.375%, 6/01/32
       1,365 Wisconsin Health and Educational            10/11 at 100.00        BBB       1,367,211
              Facilities Authority, Revenue Bonds
              (Carroll College Inc. Project),
              Series 2001, 6.250%, 10/01/21
       2,500 Wisconsin Health and Educational             5/12 at 100.00        N/R       2,516,849
              Facilities Authority, Revenue Bonds
              (Divine Savior Healthcare), Series 2002A,
              7.500%, 5/01/32
---------------------------------------------------------------------------------------------------
    $157,161 Total Long-Term Investments (cost                                          127,215,190
              $127,703,530) - 96.8%
---------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.4%
    $    500 Indiana Educational Facilities Authority,                       VMIG-1         500,000
              Educational Facilities Revenue Bonds
              (DePauw University Project), Series 2002,
              Variable Rate Demand Obligations, 1.950%,
              7/01/32+
---------------------------------------------------------------------------------------------------
    $    500 Total Short-Term Investments (cost                                             500,000
              $500,000)
---------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.8%                                         3,705,598
             ------------------------------------------------------------------------------------
             Net Assets - 100%                                                      $   131,420,788
             ------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           (a)Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. has determined that a sale of the facility is in the best interests of shareholders and is proceeding accordingly.
           (b)On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser believes United will remain current on their interest payment obligations with respect to these bonds, which relate to essential operating facilities.
           (c)Non-income producing security. In September of 2002, the Erie County Acquisition Corporation, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Lackawanna) took possession of the CanFibre of Lackawanna assets on behalf of the various Nuveen Funds. Erie County Acquisition Corporation, Inc. has determined that a sale of the facility is in the best interests of shareholders and is proceeding accordingly.
           (d)Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. Subsequent to the reporting period, the Fund liquidated its position in this holding.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                See accompanying notes to financial statements.

----
18

Portfolio of Investments (Unaudited)
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND
October 31, 2002

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Alabama - 2.0%

  $     20   Alabama Housing Finance Authority,    4/04 at 102.00       Aaa $        20,795
              Single Family Mortgage Revenue
              Bonds (Collateralized Home
              Mortgage Revenue Bond Program),
              1994 Series A-1, 6.600%, 4/01/19

       200   Alabama State Docks Department,      10/06 at 102.00       AAA         220,116
              Docks Facilities Revenue Bonds,
              Series 1996, 6.100%, 10/01/13
              (Alternative Minimum Tax)

       400   Utilities Board of the City of        3/07 at 102.00        AA         411,580
              Bayou La Batre, Alabama, Water and
              Sewer Revenue Refunding and
              Improvement Bonds, Series 1997,
              5.750%, 3/01/27

       100   Industrial Development Board of the   9/05 at 102.00       BBB         103,542
              Town of Courtland, Alabama, Solid
              Waste Disposal Revenue Bonds
              (Champion International Paper
              Corporation Project), Series
              1995A, 6.500%, 9/01/25
              (Alternative Minimum Tax)

       100   Jefferson County, Alabama, Sewer      2/07 at 101.00       AAA         113,147
              Revenue Warrants, Series 1997D,
              5.750%, 2/01/27 (Pre-refunded
              to 2/01/07)

       500   Phenix City Industrial Development    4/08 at 102.00       BBB         440,315
              Board, Alabama, Environmental
              Improvement Revenue Bonds (Mead
              Coated Board), Series 1998
              Refunding, 5.300%, 4/01/27
              (Alternative Minimum Tax)

     5,000   Southeast Alabama Gas District,       6/10 at 102.00       Aaa       5,295,700
              General System Revenue Bonds,
              Series A, 5.500%, 6/01/20

       250   Industrial Development Board of the   8/06 at 102.00      A***         286,423
              City of Tallassee, Alabama,
              Industrial Revenue Bonds
              (Dow-United Technologies Composite
              Products), Series 1996-A, 6.100%,
              8/01/14 (Pre-refunded to 8/01/06)
-------------------------------------------------------------------------------------------
             Alaska - 1.2%

     3,000   Municipality of Anchorage, Alaska,    9/09 at 101.00       AAA       3,392,760
              Water Revenue and Refunding Bonds,
              Series 1999, 6.000%, 9/01/24

     1,000   Northern Tobacco Securitization       6/11 at 100.00       Aa3         924,580
              Corporation, Alaska, Tobacco
              Settlement Asset-Backed Revenue
              Bonds, Series 2001, 5.500%, 6/01/29
-------------------------------------------------------------------------------------------
             Arizona - 0.6%

     2,100   Arizona Health Facilities            12/10 at 102.00       BBB       2,236,731
              Authority, Hospital System Revenue
              Bonds (John C. Lincoln Health
              Network), Series 2000, 7.000%,
              12/01/25
-------------------------------------------------------------------------------------------
             California - 2.6%

     8,000   Contra Costa Home Mortgage Finance      No Opt. Call       AAA       3,779,840
              Authority, California, 1984 Home
              Mortgage Revenue Bonds, 0.000%,
              9/01/17

     2,000   Foothill/Eastern Transportation         No Opt. Call       AAA       1,905,160
              Corridor Agency, California, Toll
              Road Revenue Bonds, Series 1995A,
              0.000%, 1/01/05

     1,500   Long Beach Aquarium of the Pacific,   7/05 at 102.00       AAA       1,666,830
              California, Revenue Bonds
              (Aquarium of the Pacific Project),
              1995 Series A, 6.125%, 7/01/23
              (Pre-refunded to 7/01/05)

             Sacramento Cogeneration Authority,
             California, Cogeneration Project
             Revenue Bonds (Procter & Gamble
             Project), 1995 Series:
       500     6.200%, 7/01/06                     7/05 at 102.00       BBB         546,820
     1,000     6.500%, 7/01/21 (Pre-refunded to    7/05 at 102.00       AAA       1,138,180
              7/01/05)
-------------------------------------------------------------------------------------------
             Colorado - 3.0%

     6,000   E-470 Public Highway Authority,         No Opt. Call       AAA       5,595,300
              Arapahoe County, Colorado, Capital
              Improvement Trust Fund Highway
              Revenue Bonds (E-470 Project),
              Senior Series C, 0.000%, 8/31/05

     2,000   E-470 Public Highway Authority,       8/05 at 103.00       AAA       2,325,280
              Arapahoe County, Colorado, Capital
              Improvement Trust Fund Highway
              Revenue Bonds, Senior Series
              1986B, 6.950%, 8/31/20
              (Pre-refunded to 8/31/05)

     2,255   Colorado Housing and Finance          4/10 at 105.00        AA       2,474,254
              Authority, Single Family Program
              Senior Bonds, 2000 Series D-2,
              6.900%, 4/01/29 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------
             Connecticut - 3.4%

             City of Bridgeport, Connecticut,
              General Obligation Bonds, 2000
              Series A, Residual Option Longs II
              R-45:
     2,360     14.700%, 7/15/16 (Pre-refunded to   7/10 at 101.00       AAA       3,639,545
              7/15/10) (IF)
     2,600     14.620%, 7/15/17 (Pre-refunded to   7/10 at 101.00       AAA       4,009,668
              7/15/10) (IF)

     3,965   Housing Authority of the City of     12/09 at 102.00       N/R       4,053,142
              Bridgeport, Connecticut,
              Multifamily Housing Revenue Bonds
              (Stratfield Apartments Project),
              Series 1999, 7.250%, 12/01/24

----
19

Portfolio of Investments (Unaudited)
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Delaware - 1.4%

  $  5,000   Delaware Economic Development           No Opt. Call        A3 $     4,981,750
              Authority, Pollution Control
              Refunding Revenue Bonds (Delmarva
              Power and Light Company Project),
              Series 2000D, 5.650%, 7/01/28
              (Alternative Minimum Tax)
              (Mandatory put 7/01/10)
-------------------------------------------------------------------------------------------
             Florida - 3.2%

     3,510   Florida Housing Finance               1/11 at 100.00       AAA       3,721,267
              Corporation, Revenue Bonds
              (Wyndham Place Apartments
              Project), Series 2000W-1, 5.850%,
              1/01/41 (Alternative Minimum Tax)

     2,715   Jacksonville Port Authority,         11/10 at 100.00       Aaa       2,821,238
              Florida, Seaport Revenue Bonds,
              Series 2000, 5.625%, 11/01/26
              (Alternative Minimum Tax)

     1,900   Nassau County, Florida, ICF/MR        1/03 at 103.00       N/R       1,963,745
              Revenue Bonds (GF/Amelia Island
              Properties, Inc. Project), Series
              1993A, 9.750%, 1/01/23

     1,965   Sanford Airport Authority, Florida,   5/06 at 102.00       N/R       1,933,953
              Industrial Development Revenue
              Bonds (Central Florida Terminals
              Inc. Project), Series 1995A,
              7.500%, 5/01/10 (Alternative
              Minimum Tax)

       645   Sanford Airport Authority, Florida,   5/07 at 102.00       N/R         621,341
              Industrial Development Revenue
              Bonds (Central Florida Terminals
              Inc. Project), Series 1997C,
              7.500%, 5/01/21
-------------------------------------------------------------------------------------------
             Illinois - 4.7%

             County of Champaign, Illinois,
             General Obligation Bonds (Public
             Safety Sales Tax Alternate Revenue
             Source), Series 1999:
     1,140     8.250%, 1/01/21                       No Opt. Call       AAA       1,599,249
     1,275     8.250%, 1/01/22                       No Opt. Call       AAA       1,793,887

     2,000   Illinois Development Finance          9/06 at 102.00       AAA       2,210,920
              Authority, Revenue Bonds
              (Presbyterian Home Lake Forest
              Place Project), Series 1996B,
              6.300%, 9/01/22

     2,815   Illinois Educational Facilities      12/04 at 100.00    N/R***       3,100,891
              Authority, Revenue Refunding Bonds
              (Columbia College), Series 1992,
              6.875%, 12/01/17 (Pre-refunded
              to 12/01/04)

     2,000   Illinois Health Facilities            8/06 at 102.00       N/R       2,016,160
              Authority, Revenue Refunding Bonds
              (Fairview Obligated Group), Series
              1995A, 7.125%, 8/15/17

     4,000   Illinois Health Facilities            8/07 at 101.00        A-       3,909,240
              Authority, Revenue Bonds (Victory
              Health Service), Series 1997A,
              5.750%, 8/15/27

     1,870   Metropolitan Pier and Exposition      6/12 at 101.00       AAA       1,868,541
              Authority, Illinois, McCormick
              Place Expansion Project Revenue
              Bonds, Series 2002A, 5.000%,
              12/15/28
-------------------------------------------------------------------------------------------
             Indiana - 2.1%

     3,000   City of Goshen, Indiana, Revenue      8/08 at 101.00       N/R       2,583,360
              Refunding Bonds (Greencroft
              Obligated Group), Series
              1998, 5.750%, 8/15/28

     1,940   Indiana Housing Finance Authority,    1/10 at 100.00       Aaa       2,042,820
              Single Family Mortgage Revenue
              Bonds, 2000 Series C-3,
              5.650%, 7/01/30

     4,000   Indianapolis Airport Authority,      11/05 at 102.00       CCC       1,535,040
              Indiana, Specialty Facility
              Revenue Bonds (United Air Lines,
              Inc., Indianapolis Maintenance
              Center Project), Series 1995A,
              6.500%, 11/15/31 (Alternative
              Minimum Tax)#

     1,000   Rockport, Indiana, Pollution          3/03 at 100.00      BBB+       1,008,160
              Control Revenue Refunding Bonds
              (Indiana Michigan Power Company),
              Series B, 7.600%, 3/01/16
-------------------------------------------------------------------------------------------
             Kansas - 0.9%

     3,000   Burlington, Kansas, Environmental       No Opt. Call        A2       3,026,070
              Improvement Revenue Bonds (Kansas
              City Power and Light Company
              Project), Series 1998D, 4.750%,
              10/01/17 (Mandatory put 10/01/07)
-------------------------------------------------------------------------------------------
             Kentucky - 3.6%

     5,000   County of Henderson, Kentucky,        3/05 at 102.00       BBB       5,205,000
              Solid Waste Disposal Revenue Bonds
              (MacMillan Bloedel Project),
              Series 1995, 7.000%, 3/01/25
              (Alternative Minimum Tax)

     2,000   Kentucky Economic Development         4/08 at 102.00       BB-       1,738,480
              Finance Authority, Hospital System
              Refunding and Improvement Revenue
              Bonds (Appalachian Regional
              Healthcare, Inc. Project), Series
              1997, 5.875%, 10/01/22

     5,000   Louisville and Jefferson County      11/04 at 102.00       AAA       5,592,150
              Metropolitan Sewer District,
              Kentucky, Sewer and Drainage
              System Revenue Bonds, Series
              1994A, 6.750%, 5/15/25
              (Pre-refunded to 11/15/04)

----
20

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Louisiana - 2.5%

  $  1,960   Calcasieu Parish Public Trust         4/10 at 105.00       Aaa $     2,212,605
              Authority, Louisiana, Single
              Family Mortgage Revenue Bonds,
              Series 2000A, 7.000%, 10/01/31
              (Alternative Minimum Tax)

             Tobacco Settlement Financing
              Corporation, Louisiana,
              Asset-Backed Bonds, Series 2001B:
     4,750    5.500%, 5/15/30                      5/11 at 101.00        A1       4,339,600
     2,510    5.875%, 5/15/39                      5/11 at 101.00        A1       2,274,211
-------------------------------------------------------------------------------------------
             Maryland - 1.5%

     2,000   Maryland Energy Financing            12/06 at 102.00        A-       2,126,660
              Administration, Limited Obligation
              Solid Waste Disposal Revenue Bonds
              (Wheelabrator Water Technologies
              Baltimore L.L.C. Projects), 1996
              Series, 6.450%, 12/01/16
              (Alternative Minimum Tax)

     3,000   Maryland Economic Development         6/09 at 102.00      Baa2       3,043,440
              Corporation, Student Housing
              Revenue Bonds (Collegiate Housing
              Foundation--University Courtyard
              Project), Series 1999A, 5.750%,
              6/01/31
-------------------------------------------------------------------------------------------
             Massachusetts - 2.3%

     5,000   State of Massachusetts, General       8/12 at 100.00       AAA       5,255,200
              Obligation Bonds (Consolidated
              Loan), Series 2002D, 5.375%,
              8/01/21

     3,000   Massachusetts Industrial Finance     12/08 at 102.00       BBB       2,631,060
              Agency, Resource Recovery Revenue
              Refunding Bonds (Ogden Haverhill
              Project), Series 1998A, 5.600%,
              12/01/19 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------
             Michigan - 3.7%

     3,000   Michigan State Hospital Finance       8/03 at 102.00      BBB-       3,014,670
              Authority, Revenue and Refunding
              Bonds (Detroit Medical Center
              Obligated Group), Series 1993A,
              6.500%, 8/15/18

     5,995   Michigan State Hospital Finance       8/08 at 101.00      BBB-       5,131,300
              Authority, Hospital Revenue Bonds
              (Detroit Medical Center Obligated
              Group), Series 1998A, 5.250%,
              8/15/23

     3,000   Michigan Strategic Fund, Limited      9/11 at 100.00        A-       3,049,770
              Obligation Refunding Revenue Bonds
              (Detroit Edison Company Pollution
              Control Project), Collateralized
              Series 1999C Fixed Rate
              Conversion, 5.650% 9/01/29
              (Alternative Minimum Tax)

     2,000   Pontiac Hospital Finance Authority,   8/03 at 102.00       Ba1       1,798,980
              Michigan, Hospital Revenue
              Refunding Bonds (NOMC Obligated
              Group), Series 1993, 6.000%,
              8/01/13
-------------------------------------------------------------------------------------------
             Minnesota - 1.1%

     3,715   Minnesota Housing Finance Agency,     7/10 at 101.50       AA+       3,971,112
              Single Family Mortgage Bonds, 1997
              Series G Remarketed,
              6.000%, 1/01/18
-------------------------------------------------------------------------------------------
             New Hampshire - 2.8%

       700   New Hampshire Higher Educational      1/03 at 100.00      BBB+         700,266
              and Health Facilities Authority,
              Hospital Revenue Bonds, Catholic
              Medical Center Issue, Series 1989,
              6.000%, 7/01/17

     8,500   Business Finance Authority of New     5/12 at 101.00       AAA       8,940,810
              Hampshire, Pollution Control
              Revenue Bonds (Public Service
              Company of New Hampshire Project),
              Series 2001C Refunding, 5.450%,
              5/01/21
-------------------------------------------------------------------------------------------
             New Jersey - 2.2%

     8,000   Tobacco Settlement Financing          6/12 at 100.00        A1       7,633,840
              Corporation, New Jersey, Tobacco
              Settlement Asset-Backed Bonds,
              Series 2002, 5.750%, 6/01/32
-------------------------------------------------------------------------------------------
             New Mexico - 0.7%

     2,400   City of Farmington, New Mexico,       4/06 at 101.00      BBB-       2,350,632
              Pollution Control Revenue
              Refunding Bonds (Public Service
              Company of New Mexico, San Juan
              Project), Series 1997A, 5.800%,
              4/01/22
-------------------------------------------------------------------------------------------
             New York - 9.6%

     2,745   Village of East Rochester Housing     3/09 at 103.00       N/R       2,619,910
              Authority, New York, 1999
              Multifamily Senior Housing Revenue
              Bonds (Jefferson Park Apartments
              Project), 6.750%, 3/01/30

     4,000   Metropolitan Transportation           7/12 at 100.00       AA-       4,033,080
              Authority, New York, State Service
              Contract Refunding Bonds, Series
              2002A, 5.125%, 1/01/29

     1,000   Metropolitan Transportation          10/14 at 100.00       AAA       1,119,050
              Authority, New York, Dedicated Tax
              Fund Bonds, Series 1999A, 5.250%,
              4/01/23 (Pre-refunded to 10/01/14)

       115   City of New York, New York, General   4/07 at 101.00       Aaa         133,180
              Obligation Bonds, Fiscal 1997
              Series I, 6.250%, 4/15/27
              (Pre-refunded to 4/15/07)

----
21

Portfolio of Investments (Unaudited)
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             New York (continued)

  $     15   City of New York, New York, General   2/03 at 100.75         A $        15,293
              Obligation Bonds, Fiscal 1992
              Series B, 7.500%, 2/01/09

     5,000   City of New York, New York, General   8/12 at 100.00         A       5,364,000
              Obligation Bonds, Fiscal 2003
              Series A, 5.750%, 8/01/16

     2,700   New York City Transitional Finance    5/10 at 101.00       Aa3       3,639,222
              Authority, New York, Future Tax
              Secured Bonds, Residual Interest
              Certificates, Series 319, 13.390%,
              11/01/17 (IF)

     2,500   Dormitory Authority of the State of   7/05 at 102.00       AAA       2,844,375
              New York, Department of Health of
              the State of New York, Revenue
              Bonds (Roswell Park Cancer
              Center), Series 1995, 6.625%,
              7/01/24 (Pre-refunded to 7/01/05)

             New York State Housing Finance
              Agency, Service Contract
              Obligation Revenue Bonds, 1995
              Series A:
     2,630    6.375%, 9/15/15 (Pre-refunded to     9/07 at 100.00       AAA       3,059,900
                9/15/07)
       370    6.375%, 9/15/15                      9/05 at 102.00       AA-         415,107

     2,125   New York State Urban Development        No Opt. Call       AA-       2,350,293
              Corporation, Project Revenue Bonds
              (University Facilities Grants),
              1995 Refunding Series, 5.500%,
              1/01/19

     7,500   Port Authority of New York and New   10/06 at 102.00       N/R       7,753,575
              Jersey, Special Project Bonds
              (KIAC Partners Project), Series 4,
              6.750%, 10/01/19 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------
             North Carolina - 0.4%

     1,299   Woodfin Treatment Facility, Inc.,    12/03 at 102.00       N/R       1,330,095
              North Carolina, Proportionate
              Interest Certificates,
              6.750%,12/01/13
-------------------------------------------------------------------------------------------
             Ohio - 4.4%

     1,350   County of Columbiana, Ohio, County   12/04 at 102.00     AA***       1,511,838
              Jail Facilities Construction Bonds
              (General Obligation - Unlimited
              Tax), 6.700%, 12/01/24
              (Pre-refunded to 12/01/04)

     2,000   County of Cuyahoga, Ohio, Hospital    8/05 at 102.00       AAA       2,263,980
              Revenue Bonds (Meridia Health
              System), Series 1995, 6.250%,
              8/15/24 (Pre-refunded to 8/15/05)

     2,350   City of Garfield Heights, Ohio,      11/02 at 102.00    Aa3***       2,401,536
              Hospital Improvement and Refunding
              Revenue Bonds (Marymount Hospital
              Project), Series 1992B, 6.700%,
              11/15/15 (Pre-refunded to 11/15/02)

     1,750   County of Miami, Ohio, Hospital       5/06 at 102.00      BBB+       1,781,710
              Facilities Revenue Refunding and
              Improvement Bonds (Upper Valley
              Medical Center), Series 1996A,
              6.375%, 5/15/26

     5,000   County of Montgomery, Ohio,           4/10 at 101.00      BBB+       5,365,400
              Hospital Facilities Revenue Bonds
              (Kettering Medical Center Network
              Obligated Group), Series 1999,
              6.750%, 4/01/18

     1,750   Ohio Higher Educational Facilities   12/03 at 102.00       AAA       1,877,418
              Commission, Revenue Bonds
              (University of Dayton Project),
              Series 1992, 6.600%, 12/01/17
              (Pre-refunded to 12/01/03)
-------------------------------------------------------------------------------------------
             Oklahoma - 2.2%

     3,150   Edmond Economic Development          12/08 at 102.00      Baa3       2,816,226
              Authority, Oklahoma, Student
              Housing Revenue Bonds (Collegiate
              Housing Foundation - Edmond
              Project), Series 1998A, 5.500%,
              12/01/28

     9,750   Trustees of the Tulsa Municipal      12/08 at 100.00 BB-             4,781,108
              Airport Trust, Oklahoma, Revenue
              Bonds (American Airlines Inc.),
              Refunding Series 2001B, 5.650%,
              12/01/35 (Alternative Minimum Tax)
              (Mandatory put 12/01/08)
-------------------------------------------------------------------------------------------
             Pennsylvania - 4.3%

     1,000   Allegheny County Hospital            11/10 at 102.00       AAA       1,145,800
              Development Authority,
              Pennsylvania, Health System
              Insured Revenue Bonds (West Penn
              Allegheny Health System), Series
              2000A, 6.500%, 11/15/30

     2,500   Allegheny County Higher Education     2/06 at 102.00      Baa3       2,636,975
              Building Authority, Commonwealth
              of Pennsylvania, College Revenue
              Bonds (Robert Morris College),
              Series 1996A, 6.400%, 2/15/14

     5,935   Delaware River Port Authority,        1/08 at 100.00       AAA       7,961,803
              Pennsylvania and New Jersey,
              Inverse Floater, Drivers Series
              144, 10.780%, 1/01/10 (IF)

       495   Falls Township Hospital Authority,    2/03 at 102.00       AAA         525,393
              Pennsylvania, Refunding Revenue
              Bonds (Delaware Valley Medical
              Center Project - FHA-Insured
              Mortgage), Series 1992, 7.000%,
              8/01/22

     1,000   Latrobe Industrial Development        5/04 at 102.00       AAA       1,093,110
              Authority, Commonwealth of
              Pennsylvania, College Revenue
              Bonds (Saint Vincent College
              Project), Series 1994, 6.750%,
              5/01/24 (Pre-refunded to 5/01/04)

             City of Philadelphia, Pennsylvania,
              Gas Works Revenue Bonds,
              Fourteenth Series:
       550    6.375%, 7/01/26 (Pre-refunded to     7/03 at 102.00       Aaa         578,006
              7/01/03)
     1,150    6.375%, 7/01/26                      7/03 at 102.00       BBB       1,155,877

----
22

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Puerto Rico - 0.1%

  $    100   Commonwealth of Puerto Rico,          7/04 at 101.50       AAA $       109,354
              General Obligation Public
              Improvement Bonds of 1994, 6.500%,
              7/01/23 (Pre-refunded to 7/01/04)

       165   Puerto Rico Electric Power            7/04 at 102.00       AAA         180,898
              Authority, Power Revenue Bonds,
              Series T, 6.375%, 7/01/24
              (Pre-refunded to 7/01/04)
-------------------------------------------------------------------------------------------
             South Carolina - 4.3%

             School District of Berkeley County,
              South Carolina, Certificates of
              Participation, Series 1994:
       250    6.250%, 2/01/12 (Pre-refunded to     2/04 at 102.00       AAA         268,825
              2/01/04)
     2,225    6.300%, 2/01/16 (Pre-refunded to     2/04 at 102.00       AAA       2,393,922
              2/01/04)

             Charleston County Public Facilities
             Corporation, South Carolina,
             Certificates of Participation,
             Series 1994B:
       240    6.875%, 6/01/14 (Pre-refunded to     6/04 at 102.00       AAA         263,729
              6/01/04)
        10    6.875%, 6/01/14                      6/04 at 102.00       AAA          10,959

       400   Board of Trustees of Coastal          6/04 at 102.00       AAA         435,652
              Carolina University, South
              Carolina, Revenue Bonds, Series
              1994, 6.800%, 6/01/19

       200   Greenville Hospital System Board of     No Opt. Call        AA         226,540
              Trustees, South Carolina, Hospital
              Facilities Revenue Bonds, Series
              1990, 6.000%, 5/01/20

             Greenwood County, South Carolina,
              Hospital Revenue Bonds (Self
              Memorial Hospital), Series 2001:
     2,500    5.500%, 10/01/26                    10/11 at 100.00        A+       2,465,525
     3,250    5.500%, 10/01/31                    10/11 at 100.00        A+       3,201,250

       300   South Carolina Regional Housing       1/03 at 102.00       Aa2         306,234
              Development Corporation, No. 1
              Multifamily Revenue Refunding
              Bonds (Redwood Village
              Apartments), Series A, 6.625%,
              7/01/17

       500   South Carolina State Education        9/04 at 101.00         A         522,360
              Assistance Authority, Guaranteed
              Student Loan Revenue and Refunding
              Bonds, 1994 Series, 6.300%,
              9/01/08 (Alternative Minimum Tax)

       175   South Carolina State Housing          7/04 at 102.00        AA         184,303
              Authority, Homeownership Mortgage
              Purchases, Series A, 6.150%,
              7/01/08

       165   South Carolina State Housing          5/06 at 102.00       Aa2         170,631
              Finance and Development Authority,
              Mortgage Revenue Bonds, Series
              1996A, 6.350%, 7/01/25
              (Alternative Minimum Tax)

     1,000   South Carolina State Housing          6/05 at 102.00      BBB-       1,032,160
              Finance and Development Authority,
              Multifamily Housing Mortgage
              Revenue Bonds (United
              Dominion-Hunting Ridge Apartments
              Project), Series 1995, 6.750%,
              6/01/25 (Alternative Minimum Tax)
              (Mandatory put 6/01/10)

     1,250   South Carolina State Housing         12/05 at 102.00       AA-       1,316,450
              Finance and Development Authority,
              Multifamily Housing Revenue
              Refunding Bonds (Runaway Bay
              Apartments Project), Series 1995,
              6.125%, 12/01/15

     2,000   York County, South Carolina, Water   12/03 at 102.00       N/R       2,038,040
              and Sewer System Revenue Bonds,
              Series 1995, 6.500%, 12/01/25
-------------------------------------------------------------------------------------------
             South Dakota - 2.2%

     6,000   Education Loans Incorporated, South   6/08 at 102.00        A2       6,081,000
              Dakota, Tax-Exempt Fixed Rate
              Student Loan Asset-Backed Callable
              Notes, Subordinated Series
              1998-1K, 5.600%, 6/01/20
              (Alternative Minimum Tax)

     1,555   South Dakota Housing Development      5/07 at 102.00       AAA       1,590,252
              Authority, Homeownership Mortgage
              Bonds, 1997 Series F, 5.800%,
              5/01/28 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------
             Tennessee - 6.0%

     2,850   Knox County Health, Educational and   4/12 at 101.00      Baa2       2,910,933
              Housing Facilities Board,
              Tennessee, Hospital Facilities
              Revenue Bonds (Baptist Health
              System of East Tennessee), Series
              2002, 6.375%, 4/15/22

     6,975   Memphis-Shelby County Airport         3/10 at 101.00       AAA       7,538,231
              Authority, Tennessee, Airport
              Revenue Bonds, Series
              1999D, 6.000%, 3/01/24
              (Alternative Minimum Tax)

             Health, Educational and Housing
             Facilities Board of Shelby County,
             Tennessee, ICF/MR Revenue Bonds
             (Open Arms Developmental Centers),
             Series 1992A:
       970    9.750%, 8/01/19 (Pre-refunded to     8/07 at 105.00    N/R***       1,267,043
              8/01/07)
       985    9.750%, 8/01/19 (Pre-refunded to     8/07 at 105.00    N/R***       1,286,952
              8/01/07)

     5,700   Health, Educational and Housing       7/09 at 102.00        AA       5,746,683
              Facilities Board of Shelby County,
              Tennessee, Revenue Bonds (St.
              Jude's Children's Research),
              Series 1999, 5.375%, 7/01/29
       600   Industrial Development Board of the  10/05 at 102.00      Baa3         617,856
              City of South Fulton, Tennessee,
              Industrial Development Revenue
              Bonds (Tyson Foods, Inc. Project),
              Series 1995, 6.350%, 10/01/15
              (Alternative Minimum Tax)
     1,500   Wilson County, Tennessee,             6/04 at 102.00     A2***       1,636,740
              Certificates of Participation
              (Wilson County Educational
              Facilities Corporation),
              Series 1994, 6.250%, 6/30/15
              (Pre-refunded to 6/30/04)

----
23

Portfolio of Investments (Unaudited)
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Texas - 11.0%
  $  5,000   Brazos River Authority, Texas,          No Opt. Call      Baa1 $     4,308,700
              Pollution Control Revenue
              Refunding Bonds (TXU Electric
              Company Project), Series 2001C,
              5.750%, 5/01/36 (Alternative
              Minimum Tax) (Mandatory put
              11/01/11)
             Gregg County Health Facilities
             Development Corporation, Texas,
             Hospital Revenue Bonds (Good
             Shepherd Medical Center Project),
             Series 2000:
     3,250     6.375%, 10/01/25                   10/10 at 101.00        AA       3,582,313
     3,000     6.375%, 10/01/29                   10/10 at 101.00        AA       3,338,040
     7,500   Gulf Coast Industrial Development     6/08 at 102.00      Baa2       6,667,125
              Authority, Texas, Waste Disposal
              Revenue Bonds (Valero Refining and
              Marketing Company Project), Series
              1997, 5.600%, 12/01/31
              (Alternative Minimum Tax)
     5,250   Harlingen Consolidated Independent    8/09 at 100.00       AAA       5,455,748
              School District, Cameron County,
              Texas, Unlimited Tax School
              Building Bonds, Series 1999,
              5.500%, 8/15/26
     2,895   Port of Bay City Authority,           5/06 at 102.00       BBB       2,900,674
              Matagorda County, Texas, Revenue
              Bonds (Hoechst Celanese
              Corporation Project), Series 1996,
              6.500%, 5/01/26 (Alternative
              Minimum Tax)
     2,000   Sabine River Authority of Texas,        No Opt. Call       BBB       1,743,600
              Pollution Control Revenue
              Refunding Bonds (TXU Electric
              Company Project), Series 2001A,
              5.500%, 5/01/22 (Mandatory put
              11/01/11)
     3,150   Sam Rayburn Municipal Power Agency,  10/12 at 100.00      Baa2       3,157,025
              Texas, Power Supply System Revenue
              Refunding Bonds, Series 2002A,
              6.000%, 10/01/21
     4,000   Tarrant County Health Facilities     11/10 at 101.00        A-       4,272,680
              Development Corporation, Texas,
              Hospital Revenue Bonds (Adventist
              Health System/Sunbelt Obligated
              Group), Series 2000, 6.700%,
              11/15/30
     3,020   Tom Green County Health Facilities    5/11 at 101.00      Baa3       3,131,649
              Development Corporation, Texas,
              Hospital Revenue Bonds (Shannon
              Health System Project), Series
              2001, 6.750%, 5/15/21
-------------------------------------------------------------------------------------------
             Utah - 0.6%
     2,000   Carbon County, Utah, Solid Waste      2/05 at 102.00       BB-       1,984,280
              Disposal Refunding Revenue Bonds
              (Laidlaw/ECDC Project - Guaranteed
              by Allied Waste Industries),
              Series 1995, 7.500%, 2/01/10
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------
             Virginia - 2.0%
     2,000   Industrial Development Authority of     No Opt. Call       AAA       2,417,380
              the County of Hanover, Virginia,
              Hospital Revenue Bonds (Memorial
              Regional Medical Center Project at
              Hanover Medical Park - Guaranteed
              by Bon Secours Health System
              Obligated Group), Series 1995,
              6.375%, 8/15/18
     3,000   Prince William County Park           10/09 at 101.00        A3       3,147,840
              Authority, Virginia, Park
              Facilities Revenue Refunding and
              Improvement Bonds, Series 1999,
              6.000%, 10/15/28
     1,250   Southeastern Public Service           7/03 at 102.00        A-       1,280,900
              Authority of Virginia, Senior
              Revenue Bonds (Regional Solid
              Waste System), Series 1993,
              6.000%, 7/01/13 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------
             Washington - 2.2%
     5,000   Port of Seattle, Washington,          3/10 at 101.00       AAA       5,390,899
              Special Facility Revenue Bonds
              (Terminal 18 Project), Series
              1999B, 6.000%, 9/01/20
              (Alternative Minimum Tax)
     2,170   Washington Healthcare Facilities      1/11 at 102.00       Aa3       2,210,795
              Authority, Revenue Bonds (Sea-Mar
              Community Health Center), Series
              2001, 5.750%, 1/01/26
-------------------------------------------------------------------------------------------
             Wisconsin - 2.1%
     3,000   Badger Tobacco Asset Securitization   6/12 at 100.00        A1       2,889,299
              Corporation, Wisconsin, Tobacco
              Settlement Asset-Backed Bonds,
              Series 2002, 6.125%, 6/01/27
     3,500   Madison, Wisconsin, Industrial        4/12 at 100.00       AA-       3,595,549
              Development Revenue Refunding
              Bonds (Madison Gas and Electric
              Company Projects), Series 2002A,
              5.875%, 10/01/34 (Alternative
              Minimum Tax)
       775   Wisconsin Health and Educational      2/12 at 101.00       AAA         779,246
              Facilities Authority, Revenue
              Bonds (Ministry Health Care Inc.),
              Series 2002A, 5.125%, 2/15/22
-------------------------------------------------------------------------------------------
  $335,509   Total Long-Term Investments (cost                                  336,956,650
              $326,016,451) - 96.9%
-------------------------------------------------------------------------------------------
---------

----
24

    Principal
Amount/Shares                                                                                   Market
        (000) Description                                                                        Value
------------------------------------------------------------------------------------------------------
              Short-Term Investments - 1.6%
     $  5,500 Merrill Lynch Institutional Tax-Exempt Money Market Fund, 1.610%         $     5,500,000
------------------------------------------------------------------------------------------------------
     $  5,500 Total Short-Term Investments (cost $5,500,000)                                 5,500,000
------------------------------------------------------------------------------------------------------
---------
              Other Assets Less Liabilities - 1.5%                                           5,336,393
              ------------------------------------------------------------------------------------
              Net Assets - 100%                                                        $   347,793,043
              ------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser believes United will remain current on their interest payment obligations with respect to these bonds, which relate to essential operating facilities.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.





                                See accompanying notes to financial statements.

----
25

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND
October 31, 2002


   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Alabama - 4.9%
    $ 10,000 Alabama Incentives Financing         10/09 at 102.00       AAA $    11,096,000
              Authority, Tax-Exempt Special
              Obligation Bonds, Series 1999-A,
              6.000%,10/01/29
       5,000 Houston County Healthcare            10/09 at 101.00       Aaa       5,475,850
              Authority, Alabama, Revenue Bonds,
              Series 2000, 6.125%, 10/01/25
       3,000 Madison, Alabama, General             2/04 at 102.00       AAA       3,225,900
              Obligation School Warrants, Series
              1994, 6.250%, 2/01/19
              (Pre-refunded to 2/01/04)
       2,860 Utilities Board of the City of       11/04 at 102.00       AAA       3,201,970
              Oneonta, Alabama, Utility Revenue
              Bonds, Series 1994, 6.900%,
              11/01/24 (Pre-refunded to 11/01/04)
       9,000 University of Alabama at              9/10 at 101.00       AAA       9,677,790
              Birmingham, Hospital Revenue
              Bonds, Series 2000A, 5.875%,
              9/01/31
      12,255 Walker County, Alabama, General        8/12 at 77.49       AAA       5,570,020
              Obligation Warrants, Convertible
              Capital Appreciation Bonds,
              Series 2002, 0.000%, 2/01/32
             West Morgan-East Lawrence Water
              Authority, Alabama, Water Revenue
              Bonds, Series 1994:
       2,200  6.800%, 8/15/19 (Pre-refunded to     8/04 at 102.00       AAA       2,436,896
              8/15/04)
       3,000  6.850%, 8/15/25 (Pre-refunded to     8/04 at 102.00       AAA       3,325,680
              8/15/04)
-------------------------------------------------------------------------------------------
             Alaska - 1.8%
       4,500 Alaska Industrial Development and     4/07 at 102.00       AAA       4,894,875
              Export Authority, Revolving Fund
              Bonds, Series 1997A, 5.900%,
              4/01/17 (Alternative Minimum Tax)
       4,805 Alaska Housing Finance Corporation,   6/06 at 102.00       AAA       5,071,149
              Mortgage Revenue Bonds, 1996
              Series A, 6.000%, 12/01/15
       6,210 Alaska Housing Finance Corporation,   6/10 at 100.00       AAA       6,431,697
              Mortgage Revenue Bonds, 2000
              Series A, 5.750%, 12/01/38
-------------------------------------------------------------------------------------------
             Arizona - 1.9%
       4,970 Industrial Development Authority of   6/11 at 102.00       Aaa       5,323,367
              the City of Phoenix, Arizona,
              Multifamily Housing Revenue Bonds,
              Series 2001, GNMA Collateralized -
              Campaigne Place on Jackson
              Project, 5.800%, 6/20/41
              (Alternative Minimum Tax)
             Tempe Union High School District
             No. 213 of Maricopa County,
             Arizona, General Obligation Bonds,
             Series 1994:
       4,290  6.000%, 7/01/10 (Pre-refunded to     7/04 at 101.00       AAA       4,630,111
              7/01/04)
       1,710  6.000%, 7/01/10                      7/04 at 101.00       AAA       1,829,717
       5,000 City of Tucson, Arizona, Water        7/06 at 101.00       AAA       5,682,300
              System Revenue Bonds, Series
              1994-A (1996), 6.000%, 7/01/21
              (Pre-refunded to 7/01/06)
-------------------------------------------------------------------------------------------
             Arkansas - 0.1%
         500 Pulaski County Special School         2/08 at 100.00       AAA         505,365
              District, Arkansas, General
              Obligation Bonds, Series 2002A
              Refunding, 5.000%, 2/01/21 (WI,
              settling 11/26/02)
-------------------------------------------------------------------------------------------
             California - 6.4%
      26,405 California Housing Finance Agency,     8/09 at 59.51       AAA      10,887,838
              Home Mortgage Revenue Bonds,
              Series 1999L, 0.000%, 2/01/18
              (Alternative Minimum Tax)
       5,000 Department of Veterans Affairs of     6/12 at 101.00       AAA       5,222,100
              the State of California, Home
              Purchase Revenue Bonds,
              Series 2002A, 5.350%, 12/01/27
              (Alternative Minimum Tax)
       5,000 City of Los Angeles, California,      7/11 at 102.00       AAA       5,217,750
              Multifamily Housing Revenue Bonds,
              GNMA Mortgage-Backed Securities
              Program, Park Plaza West Senior
              Apartments Project, Series 2001B,
              5.500%, 1/20/43 (Alternative
              Minimum Tax)
       8,000 City of Oakland, California,          1/10 at 100.00       AAA       8,948,320
              Insured Revenue Bonds, 1800
              Harrison Foundation - Kaiser
              Permanente, Series 1999A, 6.000%,
              1/01/29
      13,750 Ontario Redevelopment Financing       8/03 at 102.00       AAA      14,403,125
              Authority, San Bernardino County,
              California, 1993 Revenue Bonds,
              Ontario Redevelopment Project No.
              1, 5.800%, 8/01/23

       5,295 County of Riverside, California,     12/04 at 101.00       AAA       5,813,592
              Certificates of Participation,
              1994 Desert Justice Facility
              Project, 6.000%, 12/01/12
              (Pre-refunded to 12/01/04)

       6,995 Airports Commission of the City and   5/11 at 100.00       AAA       7,093,140
              County of San Francisco,
              California, San Francisco
              International Airport, Second
              Series Revenue Refunding Bonds,
              Issue 27A, 5.250%, 5/01/31
              (Alternative Minimum Tax)

----
26

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Colorado - 3.0%

             City of Broomfield, Colorado,
             Master Facilities Lease Purchase
             Agreement, Certificates of
             Participation, City and County of
             Broomfield Building Corporation,
             Series 1999:
    $  5,030  5.875%, 12/01/19                    12/09 at 100.00       AAA $     5,572,234
       5,000  6.000%, 12/01/29                    12/09 at 100.00       AAA       5,603,150
      10,000 Colorado Health Facilities            5/09 at 101.00       AAA      10,585,100
              Authority, Hospital Improvement
              Revenue Bonds, NCMC, Inc. Project,
              Series 1999, 5.750%, 5/15/24

       3,750 E-470 Public Highway Authority,        9/10 at 65.63       AAA       1,673,025
              Colorado, Senior Revenue Bonds,
              2000 Series B, 0.000%, 9/01/17

       3,500 Jefferson County, Colorado,          12/02 at 102.00       AAA       3,583,790
              Refunding Certificates of
              Participation, 6.650%, 12/01/08
-------------------------------------------------------------------------------------------
             District of Columbia - 0.5%

       4,000 Washington, District of Columbia,     6/04 at 102.00       AAA       4,346,000
              General Obligation Bonds, Series
              1994B, 6.100%, 6/01/11
              (Pre-refunded to 6/01/04)
-------------------------------------------------------------------------------------------
             Florida - 3.0%

       4,480 Florida Housing Finance               1/10 at 100.00       AAA       4,771,827
              Corporation, Homeowner Mortgage
              Revenue Bonds, 2000 Series
              4, 6.250%, 7/01/22 (Alternative
              Minimum Tax)

       3,930 Florida Housing Finance               8/10 at 100.00       AAA       4,202,506
              Corporation, Housing Revenue
              Bonds, Sundance Pointe Apartments,
              Series N-1, 6.050%, 2/01/41
              (Alternative Minimum Tax)

       5,980 Miami-Dade County Housing Finance     1/11 at 102.00       AAA       6,493,024
              Authority, Florida, Multifamily
              Revenue Bonds, Sunset Bay
              Apartments Project, Series
              2000-5A, 6.050%, 1/01/41
              (Alternative Minimum Tax)
             Miami-Dade County, Florida,
              Aviation Revenue Bonds, Miami
              International Airport, Series 2002:
       3,500  5.250%, 10/01/22 (Alternative       10/12 at 100.00       AAA       3,536,225
                Minimum Tax)
       4,150  5.375%, 10/01/27 (Alternative       10/12 at 100.00       AAA       4,230,967
                Minimum Tax)
             Housing Finance Authority of Palm
             Beach County, Florida, Multifamily
             Housing Revenue Bonds, Pinnacle
             Palms Apartments Project, Series
             2001A:
         970  5.550%, 7/01/21 (Alternative         7/11 at 100.00       AAA       1,013,320
                Minimum Tax)
       2,505  5.750%, 7/01/37 (Alternative         7/11 at 100.00       AAA       2,646,457
                Minimum Tax)
-------------------------------------------------------------------------------------------
             Georgia - 1.7%

       5,000 Development Authority of Appling      1/04 at 101.00       AAA       5,332,200
              County, Georgia, Pollution Control
              Revenue Bonds (Oglethorpe Power
              Corporation Hatch Project), Series
              1994, 7.150%, 1/01/21

             Development Authority of the City
             of Marietta, Georgia, First
             Mortgage Revenue Bonds (Life
             College, Inc.), Series 1995A:
       3,020  5.950%, 9/01/19                      9/05 at 102.00       AAA       3,303,910
       6,180  6.250%, 9/01/25                      9/05 at 102.00       AAA       6,882,542
-------------------------------------------------------------------------------------------
             Hawaii - 0.4%

       3,300 State of Hawaii, General Obligation   2/12 at 100.00       AAA       3,876,444
              Bonds, Inverse Floater, ROL-SER
              II-R-153, 12.500%, 2/01/21 (IF)
-------------------------------------------------------------------------------------------
             Illinois - 14.4%

      25,000 City of Chicago, Illinois, General    1/06 at 102.00       AAA      25,090,500
              Obligation Bonds, Project and
              Refunding Series 1996B, 5.125%,
              1/01/25

       9,590 Chicago School Reform Board of       12/07 at 102.00       AAA      10,768,036
              Trustees of the Board of Education
              of the City of Chicago, Illinois,
              Unlimited Tax General Obligation
              Bonds, Series 1996, 5.800%,
              12/01/17

       9,000 City of Chicago, Illinois, O'Hare     1/10 at 101.00       AAA       9,394,290
              International Airport, General
              Airport Second Lien Revenue
              Refunding Bonds, 1999 Series,
              5.500%, 1/01/18 (Alternative
              Minimum Tax)

       3,000 City of Chicago, Illinois, O'Hare     1/12 at 100.00       AAA       3,210,270
              International Airport, General
              Airport Third Lien Revenue
              Refunding Bonds, Series 2002A,
              5.750%, 1/01/19 (Alternative
              Minimum Tax)

      12,800 Public Building Commission of        12/03 at 102.00       AAA      13,615,616
              Chicago, Illinois, Building
              Revenue Bonds (Board of Education
              of the City of Chicago), Series
              1993A, 5.750%, 12/01/18
              (Pre-refunded to 12/01/03)

       5,000 City of Chicago, Illinois, Second       No Opt. Call       AAA       5,467,450
              Lien Wastewater Transmission
              Revenue Bonds, Series
              2001A, 5.500%, 1/01/30

----
27

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
October 31, 2002


   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Illinois (continued)

             Town of Cicero, Cook County,
              Illinois, General Obligation
              Corporate Purpose Bonds, Series
              1994A:
    $  3,610  6.400%, 12/01/14 (Pre-refunded to   12/04 at 102.00       AAA $     4,019,121
                12/01/04)
       2,930  6.400%, 12/01/14                    12/04 at 102.00       AAA       3,245,063

       2,500 Community College District No. 508,     No Opt. Call       AAA       3,071,375
              Cook County, Illinois,
              Certificates of
              Participation, 8.750%, 1/01/07

       2,370 Board of Governors of State           4/04 at 102.00       AAA       2,568,748
              Colleges and Universities,
              Illinois, Eastern Illinois
              University, Auxiliary Facilities
              System Revenue Bonds, Series
              1994A, 6.375%, 4/01/16
              (Pre-refunded to 4/01/04)

       6,500 Illinois Development Finance         11/10 at 101.00       AAA       6,976,515
              Authority, Revenue Bonds
              (Adventist Health
              System/Sunbelt Obligated Group),
              Remarketed Series 1997A, 5.875%,
              11/15/20

       1,945 Illinois Development Finance          1/12 at 100.00       AAA       1,986,720
              Authority, Local Government
              Program Revenue Bonds (City of
              O'Fallon Project), Series 2002,
              5.250%, 1/01/24

       1,455 Illinois Educational Facilities       5/06 at 102.00       AAA       1,672,581
              Authority, Revenue Refunding Bonds
              (Midwestern University), Series
              1996B, 6.250%, 5/15/26
              (Pre-refunded to 5/15/06)

       3,000 Illinois Health Facilities            8/04 at 102.00       AAA       3,284,730
              Authority, Revenue Bonds (The
              University of Chicago Hospitals
              Project), Series 1994A, 6.125%,
              8/15/24 (Pre-refunded to 8/15/04)

       4,000 Illinois Health Facilities           11/04 at 102.00       AAA       4,445,200
              Authority, Healthcare Facilities
              Revenue Bonds (Northwestern
              Medical Faculty Foundation, Inc.),
              Series 1995, 6.500%, 11/15/15
              (Pre-refunded to 11/15/04)

             Illinois Health Facilities
             Authority, Revenue Bonds (Community
             Provider Pooled Loan
             Program), Series B:
          61  7.900%, 8/15/03                      2/03 at 100.00       AAA          62,344
         458  7.900%, 8/15/03                      2/03 at 100.00       AAA         460,272

       5,000 State of Illinois, General            8/04 at 102.00     AA***       5,449,400
              Obligation Bonds, Series 1994,
              5.875%, 8/01/19 (Pre-refunded to
              8/01/04)

             State of Illinois, General
              Obligation Bonds, Series 1995:
       3,065  6.100%, 2/01/19 (Pre-refunded to     2/05 at 102.00       AAA       3,397,062
                2/01/05)
       5,545  6.100%, 2/01/20 (Pre-refunded to     2/05 at 102.00       AAA       6,145,745
                2/01/05)

       2,705 State of Illinois, General           12/10 at 100.00       AAA       2,837,491
              Obligation Bonds (Illinois FIRST),
              Series 2000, 5.400%, 12/01/20

       4,645 City of Monmouth, Warren County,      12/09 at 26.76       Aaa         960,214
              Illinois, General Obligation Sewer
              Bonds, Series 1999B, 0.000%,
              12/01/29 (Pre-refunded to 12/01/09)

       4,000 Regional Transportation Authority,    6/03 at 102.00       AAA       4,177,400
              Cook, DuPage, Kane, Lake, McHenry
              and Will Counties,
              Illinois, General Obligation
              Refunding Bonds, Series 1993C,
              5.850%, 6/01/23 (Pre-refunded to
              6/01/03)

       8,000 University of Illinois,               8/11 at 100.00       AAA       8,064,480
              Certificates of Participation
              (Utility Infrastructure
              Projects), Series 2001A, 5.000%,
              8/15/21
-------------------------------------------------------------------------------------------
             Indiana - 8.0%

             Boone County, Indiana, Hospital
              Association Lease Revenue Bonds,
              Series 2001:
       3,190  5.500%, 1/15/21                      7/11 at 100.00       AAA       3,359,899
       8,605  5.500%, 1/15/26                      7/11 at 100.00       AAA       8,975,962

       4,000 Huntington Countywide School          7/12 at 100.00       AAA       4,036,240
              Building Corporation II, Indiana,
              First Mortgage Bonds, Series
              2002, 5.125%, 7/15/22

       5,000 Indiana Health Facility Financing    11/02 at 102.00       AAA       5,121,050
              Authority, Hospital Revenue
              Refunding and Improvement
              Bonds (Community Hospitals
              Projects), Series 1992, 6.400%,
              5/01/12

       5,000 Indiana Municipal Power Agency,       1/03 at 102.00       AAA       5,135,700
              Power Supply System Revenue Bonds,
              1993 Series A, 6.125%, 1/01/19

             Indiana Housing Finance Authority,
              Single Family Mortgage Revenue
              Bonds, 1997 Series B-2:
       1,465  6.000%, 7/01/16 (Alternative         1/07 at 101.50       Aaa       1,547,465
                Minimum Tax)
       8,435  6.125%, 1/01/27 (Alternative         1/07 at 101.50       Aaa       8,843,170
                Minimum Tax)

      18,000 Indianapolis Local Public             7/12 at 100.00       AAA      18,135,180
              Improvement Bond Bank, Indiana,
              Revenue Refunding Bonds
              (Waterworks Project), Series
              2002A, 5.125%, 7/01/27

----
28

   Principal                                                                                                       Optional Call
Amount (000) Description                                                                                             Provisions*
---------------------------------------------------------------------------------------------------------------------------------
             Indiana (continued)

    $  3,000 Trustees of Ivy Tech State College, Indiana, Ivy Tech State College Student Fee Bonds, Series F,     7/10 at 100.00
              5.875%, 7/01/17 (Pre-refunded to 7/01/10)

       4,950 Jasper County, Indiana, Collateralized Pollution Control Refunding Revenue Bonds (Northern Indiana   1/03 at 101.00
              Public Service Company Project), Series 1991, 7.100%, 7/01/17

       3,000 Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds,    7/12 at 100.00
              Series 2002, 5.125%, 7/15/22

       1,005 Saint Joseph County, Indiana, Economic Development Revenue Bonds (Saint Mary's College Project),     4/12 at 100.00
              Series 2002, 5.375%, 4/01/22

       3,690 Shelby Eastern Schools Building Corporation, Shelby County, Indiana, First Mortgage Bonds,           7/09 at 102.00
              Series 2000, 6.100%, 7/15/20 (Pre-refunded to 7/15/09)
---------------------------------------------------------------------------------------------------------------------------------
             Louisiana - 0.6%

       4,750 Hospital Service District No. 1 of the Parish of Tangipahoa, State of Louisiana, Hospital Revenue    2/04 at 102.00
              Bonds, Series 1994, 6.250%, 2/01/24
---------------------------------------------------------------------------------------------------------------------------------
             Maine - 2.0%

       6,750 Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1995A,               7/05 at 102.00
              5.875%, 7/01/25

       3,110 Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1994B,               7/04 at 102.00
              7.000%, 7/01/24 (Pre-refunded to 7/01/04)

       5,920 Maine State Housing Authority, Mortgage Purchase Bonds, 1996 Series B-2,                             5/06 at 102.00
              6.450%, 11/15/26 (Alternative Minimum Tax)

             Town of Old Orchard Beach, Maine, 1992 General Obligation Bonds:
         440   6.650%, 9/01/09                                                                                    3/03 at 103.00
         290   6.650%, 9/01/10                                                                                    3/03 at 103.00
---------------------------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.3%

       3,400 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical        1/03 at 102.00
              Center Hospitals Issue, Series F, 6.625%, 7/01/25

       2,020 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, South Shore Hospital       1/03 at 102.00
              Issue, Series D, 6.500%, 7/01/22

             Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 79:
       2,245   5.850%, 12/01/21 (Alternative Minimum Tax)                                                        12/09 at 100.00
       3,090   5.950%, 12/01/27 (Alternative Minimum Tax)                                                        12/09 at 100.00

       9,355 Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A,           1/11 at 100.00
              5.800%, 7/01/30 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
             Michigan - 5.9%

      12,130 City of Bay, County of Bay, State of Michigan, 1991 General Obligation Unlimited Tax Street            No Opt. Call
              Improvement Bonds, 0.000%, 6/01/21

       2,500 Chelsea School District, Counties of Washtenaw and Jackson, State of Michigan, 1995 School Building  5/05 at 101.00
              and Site General Obligation Unlimited Tax Bonds, 6.000%, 5/01/19 (Pre-refunded to 5/01/05)

       2,650 School District of the City of Detroit, Wayne County, Michigan, General Obligation Bonds,            5/13 at 100.00
              Series 2002A, 5.000%, 5/01/23

         500 City of Detroit, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 1997-A,             7/07 at 101.00
              5.000%, 7/01/27

             Michigan State Hospital Finance Authority, Revenue Bonds (Ascension Health Credit Group),
             Series 1999A:
      13,500   5.750%, 11/15/17                                                                                  11/09 at 101.00
      13,675   6.125%, 11/15/26                                                                                  11/09 at 101.00

       7,280 Michigan State Housing Development Authority, Rental Housing Revenue Bonds, 1997                     4/07 at 102.00
              Series A, 6.100%, 10/01/33 (Alternative Minimum Tax)

                                                                                                                       Market
Description                                                                                         Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------
Indiana (continued)

Trustees of Ivy Tech State College, Indiana, Ivy Tech State College Student Fee Bonds, Series F,          AAA $     3,482,970
 5.875%, 7/01/17 (Pre-refunded to 7/01/10)

Jasper County, Indiana, Collateralized Pollution Control Refunding Revenue Bonds (Northern Indiana        AAA       5,127,210
 Public Service Company Project), Series 1991, 7.100%, 7/01/17

Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds,         AAA       3,036,840
 Series 2002, 5.125%, 7/15/22

Saint Joseph County, Indiana, Economic Development Revenue Bonds (Saint Mary's College Project),          AAA       1,041,009
 Series 2002, 5.375%, 4/01/22

Shelby Eastern Schools Building Corporation, Shelby County, Indiana, First Mortgage Bonds,                AAA       4,382,023
 Series 2000, 6.100%, 7/15/20 (Pre-refunded to 7/15/09)
-----------------------------------------------------------------------------------------------------------------------------
Louisiana - 0.6%

Hospital Service District No. 1 of the Parish of Tangipahoa, State of Louisiana, Hospital Revenue         AAA       5,050,628
 Bonds, Series 1994, 6.250%, 2/01/24
-----------------------------------------------------------------------------------------------------------------------------
Maine - 2.0%

Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1995A,                    AAA       7,281,968
 5.875%, 7/01/25

Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1994B,                    AAA       3,437,079
 7.000%, 7/01/24 (Pre-refunded to 7/01/04)

Maine State Housing Authority, Mortgage Purchase Bonds, 1996 Series B-2,                                  AAA       6,234,530
 6.450%, 11/15/26 (Alternative Minimum Tax)

Town of Old Orchard Beach, Maine, 1992 General Obligation Bonds:
  6.650%, 9/01/09                                                                                       AAA         454,881
  6.650%, 9/01/10                                                                                       AAA         299,796
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts - 2.3%

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical             AAA       3,479,356
 Center Hospitals Issue, Series F, 6.625%, 7/01/25

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, South Shore Hospital            AAA       2,066,925
 Issue, Series D, 6.500%, 7/01/22

Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 79:
  5.850%, 12/01/21 (Alternative Minimum Tax)                                                            AAA       2,352,087
  5.950%, 12/01/27 (Alternative Minimum Tax)                                                            AAA       3,242,862

Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A,                AAA       9,735,281
 5.800%, 7/01/30 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
Michigan - 5.9%

City of Bay, County of Bay, State of Michigan, 1991 General Obligation Unlimited Tax Street               AAA       4,572,040
 Improvement Bonds, 0.000%, 6/01/21

Chelsea School District, Counties of Washtenaw and Jackson, State of Michigan, 1995 School Building       AAA       2,762,900
 and Site General Obligation Unlimited Tax Bonds, 6.000%, 5/01/19 (Pre-refunded to 5/01/05)

School District of the City of Detroit, Wayne County, Michigan, General Obligation Bonds,                 AAA       2,661,819
 Series 2002A, 5.000%, 5/01/23

City of Detroit, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 1997-A,                  AAA         499,475
 5.000%, 7/01/27

Michigan State Hospital Finance Authority, Revenue Bonds (Ascension Health Credit Group),
Series 1999A:
  5.750%, 11/15/17                                                                                      AAA      14,379,120
  6.125%, 11/15/26                                                                                      AAA      14,994,227

Michigan State Housing Development Authority, Rental Housing Revenue Bonds, 1997                          AAA       7,704,570
 Series A, 6.100%, 10/01/33 (Alternative Minimum Tax)

----
29

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                                                                                  Optional Call
Amount (000) Description                                                                                        Provisions*
----------------------------------------------------------------------------------------------------------------------------
             Michigan (continued)

    $  5,455 Charter County of Wayne, Michigan, Airport Revenue Bonds (Detroit Metropolitan Airport),       12/12 at 100.00
              Series 2002D, 5.500%, 12/01/16 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
             Minnesota - 1.4%

       2,150 Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,        1/11 at 100.00
              Subordinate Lien Series 2001D, 5.750%, 1/01/16 (Alternative Minimum Tax)

       9,675 City of St. Cloud, Minnesota, Healthcare Revenue Bonds (The Saint Cloud Hospital Obligated      5/10 at 101.00
              Group), Series 2000-A, 5.875%, 5/01/30
----------------------------------------------------------------------------------------------------------------------------
             Mississippi - 1.7%

       6,400 Medical Center Educational Building Corporation, Mississippi, Revenue Bonds, Series 1993       12/04 at 102.00
              (University of Mississippi Medical Center Project), 5.900%, 12/01/23 (Pre-refunded to
              12/01/04)

       7,450 Walnut Grove Correctional Authority, Certificates of Participation, Series 1999 (Mississippi   11/09 at 102.00
              Department of Corrections), 6.000%, 11/01/19
----------------------------------------------------------------------------------------------------------------------------
             Missouri - 1.0%

       7,950 St. Louis Municipal Finance Corporation, City Justice Center, Leasehold Revenue Improvement     2/06 at 102.00
              Bonds, Series 1996A (City of St. Louis, Missouri, Lessee), 5.950%, 2/15/16 (Pre-refunded to
              2/15/06)
----------------------------------------------------------------------------------------------------------------------------
             Nebraska - 0.6%

       5,355 Nebraska Public Power District, General Revenue Bonds, Series 2002B, 5.000%, 1/01/33 (DD,       1/13 at 100.00
              settling 11/01/02)
----------------------------------------------------------------------------------------------------------------------------
             Nevada - 0.9%

       2,000 Clark County, Nevada, Industrial Development Refunding Revenue Bonds (Nevada Power              4/03 at 102.00
              Company Project), Series 1992C, 7.200%, 10/01/22

       3,625 Clark County, Nevada, Industrial Development Revenue Bonds (Southwest Gas Corporation          12/09 at 102.00
              Project), Series 1999A, 6.100%, 12/01/38 (Alternative Minimum Tax)

       2,100 Henderson, Nevada, Redevelopment Agency Tax Allocation Bonds, Series 2002A,                    10/12 at 101.00
              5.250%, 10/01/25
----------------------------------------------------------------------------------------------------------------------------
             New Mexico - 0.5%

       4,445 City of Farmington, New Mexico, Pollution Control Revenue Refunding Bonds (Public Service      12/02 at 102.00
              Company of New Mexico, San Juan and Four Corners Projects), 1992 Series A,
              6.375%, 12/15/22
----------------------------------------------------------------------------------------------------------------------------
             New York - 2.2%

       5,000 Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series      7/04 at 101.50
              1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

         135 City of New York, New York, General Obligation Bonds, Fiscal 1992 Series B, 7.000%, 2/01/18     2/03 at 100.75

             New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds (USTA
             National Tennis Center Incorporated Project):
       3,500   6.500%, 11/15/10                                                                             11/04 at 102.00
       3,000   6.600%, 11/15/11                                                                             11/04 at 102.00

       6,060 New York State Urban Development Corporation, Correctional Facilities Service Contract Revenue  1/09 at 101.00
              Bonds, Series C, 5.875%, 1/01/19
----------------------------------------------------------------------------------------------------------------------------
             North Dakota - 0.6%

       5,000 City of Fargo, North Dakota, Health System Revenue Bonds (MeritCare Obligated Group), Series    6/12 at 100.00
              2002A, 5.125%, 6/01/27
----------------------------------------------------------------------------------------------------------------------------
             Ohio - 0.3%

       2,500 Dublin City School District, Franklin, Delaware and Union Counties, Ohio, General Obligation   12/02 at 102.00
              Bonds, Series 1992, 6.200%, 12/01/19 (Pre-refunded to 12/01/02)

                                                                                                                       Market
Description                                                                                    Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------
Michigan (continued)

Charter County of Wayne, Michigan, Airport Revenue Bonds (Detroit Metropolitan Airport),             AAA      $     5,786,282
 Series 2002D, 5.500%, 12/01/16 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
Minnesota - 1.4%

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,             AAA            2,321,914
 Subordinate Lien Series 2001D, 5.750%, 1/01/16 (Alternative Minimum Tax)

City of St. Cloud, Minnesota, Healthcare Revenue Bonds (The Saint Cloud Hospital Obligated           Aaa           10,432,649
 Group), Series 2000-A, 5.875%, 5/01/30
-----------------------------------------------------------------------------------------------------------------------------
Mississippi - 1.7%

Medical Center Educational Building Corporation, Mississippi, Revenue Bonds, Series 1993             AAA            7,060,736
 (University of Mississippi Medical Center Project), 5.900%, 12/01/23 (Pre-refunded to
 12/01/04)

Walnut Grove Correctional Authority, Certificates of Participation, Series 1999 (Mississippi         AAA            8,467,298
 Department of Corrections), 6.000%, 11/01/19
-----------------------------------------------------------------------------------------------------------------------------
Missouri - 1.0%

St. Louis Municipal Finance Corporation, City Justice Center, Leasehold Revenue Improvement          AAA            8,986,760
 Bonds, Series 1996A (City of St. Louis, Missouri, Lessee), 5.950%, 2/15/16 (Pre-refunded to
 2/15/06)
-----------------------------------------------------------------------------------------------------------------------------
Nebraska - 0.6%

Nebraska Public Power District, General Revenue Bonds, Series 2002B, 5.000%, 1/01/33 (DD,            AAA            5,350,502
 settling 11/01/02)
-----------------------------------------------------------------------------------------------------------------------------
Nevada - 0.9%

Clark County, Nevada, Industrial Development Refunding Revenue Bonds (Nevada Power                   AAA            2,091,900
 Company Project), Series 1992C, 7.200%, 10/01/22

Clark County, Nevada, Industrial Development Revenue Bonds (Southwest Gas Corporation                AAA            4,076,385
 Project), Series 1999A, 6.100%, 12/01/38 (Alternative Minimum Tax)

Henderson, Nevada, Redevelopment Agency Tax Allocation Bonds, Series 2002A,                          AAA            2,139,228
 5.250%, 10/01/25
-----------------------------------------------------------------------------------------------------------------------------
New Mexico - 0.5%

City of Farmington, New Mexico, Pollution Control Revenue Refunding Bonds (Public Service            AAA            4,555,103
 Company of New Mexico, San Juan and Four Corners Projects), 1992 Series A,
 6.375%, 12/15/22
-----------------------------------------------------------------------------------------------------------------------------
New York - 2.2%

Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series           AAA            5,451,350
 1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

City of New York, New York, General Obligation Bonds, Fiscal 1992 Series B, 7.000%, 2/01/18          AAA              137,589

New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds (USTA
National Tennis Center Incorporated Project):
  6.500%, 11/15/10                                                                                 AAA            3,873,205
  6.600%, 11/15/11                                                                                 AAA            3,329,040

New York State Urban Development Corporation, Correctional Facilities Service Contract Revenue       AAA            6,673,757
 Bonds, Series C, 5.875%, 1/01/19
-----------------------------------------------------------------------------------------------------------------------------
North Dakota - 0.6%

City of Fargo, North Dakota, Health System Revenue Bonds (MeritCare Obligated Group), Series         AAA            5,032,900
 2002A, 5.125%, 6/01/27
-----------------------------------------------------------------------------------------------------------------------------
Ohio - 0.3%

Dublin City School District, Franklin, Delaware and Union Counties, Ohio, General Obligation         AAA            2,559,400
 Bonds, Series 1992, 6.200%, 12/01/19 (Pre-refunded to 12/01/02)

----
30

   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.8%

    $  5,000 Oklahoma Industries Authority, Health System Revenue Bonds (Obligated Group consisting of Baptist
              Medical Center of Oklahoma, Inc., South Oklahoma City Hospital Corporation and Baptist Rural
              Health System, Inc.), Series 1995C, 6.250%, 8/15/12

       5,000 Oklahoma Industries Authority, Health System Revenue and Refunding Bonds (Obligated Group
              consisting of INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital
              Corporation and INTEGRIS Rural Health, Inc.), Series 1999A, 5.750%, 8/15/29

       2,000 Sapulpa Municipal Authority, Oklahoma, Capital Improvement Revenue Bonds, Series 2000 Refunding,
              5.625%, 7/01/20

       2,000 Trustees of the Tulsa Airports Improvement Trust, Oklahoma, Tulsa International Airport General
              Revenue Bonds, Series 1999A, 6.000%, 6/01/21

       1,000 Trustees of the Tulsa Airports Improvement Trust, Oklahoma, Tulsa International Airport General
              Revenue Bonds, Series 1999B, 6.125%, 6/01/26 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 0.4%

       3,000 North Penn Water Authority, Montgomery County, Pennsylvania, Water Revenue Bonds, Series 1994,
              7.000%, 11/01/24 (Pre-refunded to 11/01/04)
-------------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 0.7%

       4,325 Commonwealth of Puerto Rico, Public Improvement Bonds, Series 2001-2 (TICS), 11.680%, 7/01/19 (IF)
-------------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.5%

       3,130 Kent County Water Authority, Rhode Island, General Revenue Bonds, 1994 Series A, 6.350%, 7/15/14

       1,000 Providence Housing Development Corporation, Rhode Island, Mortgage Revenue Refunding Bonds (FHA-
              Insured Mortgage Loan - Barbara Jordan Apartments Project), Series 1994A, 6.650%, 7/01/15
-------------------------------------------------------------------------------------------------------------------------
             South Carolina - 2.7%

             Charleston County, South Carolina, Charleston Public Facilities Corporation, Certificates of Participation,
             Series 1994B:
       1,430  6.875%, 6/01/14 (Pre-refunded to 6/01/04)
       2,385  7.000%, 6/01/19 (Pre-refunded to 6/01/04)

       3,375 Georgetown County School District, South Carolina, General Obligation Bonds, Series 2000,
              5.250%, 3/01/20

       5,435 Greenville Memorial Auditorium District Public Facilities Corporation, Greenville Memorial Auditorium
              District, South Carolina, Certificates of Participation (Bi-Lo Center Project), Series 1996B,
              5.750%, 3/01/22 (Pre-refunded to 3/01/06)

      10,350 Spartanburg County Health Services District Inc., South Carolina, Hospital Revenue Refunding Bonds,
              Series 2002, 5.250%, 4/15/32
-------------------------------------------------------------------------------------------------------------------------
             Tennessee - 2.9%

       2,000 Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D,
              6.000%, 3/01/24 (Alternative Minimum Tax)

             Health, Educational and Housing Facilities Board of the City of Memphis, Tennessee, Multifamily
             Housing Revenue Bonds (Hickory Pointe Apartments Project), Series 2000A:
       1,190  5.850%, 7/01/20
       5,155  5.950%, 7/01/31

      16,000 Health and Educational Facilities Board of the Metropolitan Government of Nashville and Davidson
              County, Tennessee, Revenue Bonds (Ascension Health Credit Group), Series 1999A,
              6.000%, 11/15/30
-------------------------------------------------------------------------------------------------------------------------
             Texas - 11.1%

       3,000 Bexar County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds (Baptist
              Memorial Hospital System Project), Series 1994, 6.750%, 8/15/19 (Pre-refunded to 8/15/04)

       1,000 Bexar County Health Facilities Development Corporation, Texas, Health System Revenue Refunding
              Bonds (Baptist Health System), Series A-1, 5.250%, 11/15/27

                                                                                                              Optional Call
Description                                                                                                     Provisions*
----------------------------------------------------------------------------------------------------------------------------
Oklahoma - 1.8%

Oklahoma Industries Authority, Health System Revenue Bonds (Obligated Group consisting of Baptist            8/05 at 102.00
 Medical Center of Oklahoma, Inc., South Oklahoma City Hospital Corporation and Baptist Rural
 Health System, Inc.), Series 1995C, 6.250%, 8/15/12

Oklahoma Industries Authority, Health System Revenue and Refunding Bonds (Obligated Group                    8/09 at 101.00
 consisting of INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital
 Corporation and INTEGRIS Rural Health, Inc.), Series 1999A, 5.750%, 8/15/29

Sapulpa Municipal Authority, Oklahoma, Capital Improvement Revenue Bonds, Series 2000 Refunding,             7/10 at 101.00
 5.625%, 7/01/20

Trustees of the Tulsa Airports Improvement Trust, Oklahoma, Tulsa International Airport General              6/10 at 100.00
 Revenue Bonds, Series 1999A, 6.000%, 6/01/21

Trustees of the Tulsa Airports Improvement Trust, Oklahoma, Tulsa International Airport General              6/10 at 100.00
 Revenue Bonds, Series 1999B, 6.125%, 6/01/26 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania - 0.4%

North Penn Water Authority, Montgomery County, Pennsylvania, Water Revenue Bonds, Series 1994,              11/04 at 101.00
 7.000%, 11/01/24 (Pre-refunded to 11/01/04)
----------------------------------------------------------------------------------------------------------------------------
Puerto Rico - 0.7%

Commonwealth of Puerto Rico, Public Improvement Bonds, Series 2001-2 (TICS), 11.680%, 7/01/19 (IF)             No Opt. Call
----------------------------------------------------------------------------------------------------------------------------
Rhode Island - 0.5%

Kent County Water Authority, Rhode Island, General Revenue Bonds, 1994 Series A, 6.350%, 7/15/14             7/04 at 102.00

Providence Housing Development Corporation, Rhode Island, Mortgage Revenue Refunding Bonds (FHA-             7/04 at 102.00
 Insured Mortgage Loan - Barbara Jordan Apartments Project), Series 1994A, 6.650%, 7/01/15
----------------------------------------------------------------------------------------------------------------------------
South Carolina - 2.7%

Charleston County, South Carolina, Charleston Public Facilities Corporation, Certificates of Participation,
Series 1994B:
 6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                                                  6/04 at 102.00
 7.000%, 6/01/19 (Pre-refunded to 6/01/04)                                                                  6/04 at 102.00

Georgetown County School District, South Carolina, General Obligation Bonds, Series 2000,                    3/11 at 100.00
 5.250%, 3/01/20

Greenville Memorial Auditorium District Public Facilities Corporation, Greenville Memorial Auditorium        3/06 at 102.00
 District, South Carolina, Certificates of Participation (Bi-Lo Center Project), Series 1996B,
 5.750%, 3/01/22 (Pre-refunded to 3/01/06)

Spartanburg County Health Services District Inc., South Carolina, Hospital Revenue Refunding Bonds,          4/12 at 100.00
 Series 2002, 5.250%, 4/15/32
----------------------------------------------------------------------------------------------------------------------------
Tennessee - 2.9%

Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D,                     3/10 at 101.00
 6.000%, 3/01/24 (Alternative Minimum Tax)

Health, Educational and Housing Facilities Board of the City of Memphis, Tennessee, Multifamily
Housing Revenue Bonds (Hickory Pointe Apartments Project), Series 2000A:
 5.850%, 7/01/20                                                                                            7/10 at 102.00
 5.950%, 7/01/31                                                                                            7/10 at 102.00

Health and Educational Facilities Board of the Metropolitan Government of Nashville and Davidson            11/09 at 101.00
 County, Tennessee, Revenue Bonds (Ascension Health Credit Group), Series 1999A,
 6.000%, 11/15/30
----------------------------------------------------------------------------------------------------------------------------
Texas - 11.1%

Bexar County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds (Baptist               8/04 at 102.00
 Memorial Hospital System Project), Series 1994, 6.750%, 8/15/19 (Pre-refunded to 8/15/04)

Bexar County Health Facilities Development Corporation, Texas, Health System Revenue Refunding              11/07 at 102.00
 Bonds (Baptist Health System), Series A-1, 5.250%, 11/15/27

Description                                                                                                 Ratings**
----------------------------------------------------------------------------------------------------------------------
Oklahoma - 1.8%

Oklahoma Industries Authority, Health System Revenue Bonds (Obligated Group consisting of Baptist                 AAA
 Medical Center of Oklahoma, Inc., South Oklahoma City Hospital Corporation and Baptist Rural
 Health System, Inc.), Series 1995C, 6.250%, 8/15/12

Oklahoma Industries Authority, Health System Revenue and Refunding Bonds (Obligated Group                         AAA
 consisting of INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital
 Corporation and INTEGRIS Rural Health, Inc.), Series 1999A, 5.750%, 8/15/29

Sapulpa Municipal Authority, Oklahoma, Capital Improvement Revenue Bonds, Series 2000 Refunding,                  AAA
 5.625%, 7/01/20

Trustees of the Tulsa Airports Improvement Trust, Oklahoma, Tulsa International Airport General                   AAA
 Revenue Bonds, Series 1999A, 6.000%, 6/01/21

Trustees of the Tulsa Airports Improvement Trust, Oklahoma, Tulsa International Airport General                   AAA
 Revenue Bonds, Series 1999B, 6.125%, 6/01/26 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
Pennsylvania - 0.4%

North Penn Water Authority, Montgomery County, Pennsylvania, Water Revenue Bonds, Series 1994,                    AAA
 7.000%, 11/01/24 (Pre-refunded to 11/01/04)
----------------------------------------------------------------------------------------------------------------------
Puerto Rico - 0.7%

Commonwealth of Puerto Rico, Public Improvement Bonds, Series 2001-2 (TICS), 11.680%, 7/01/19 (IF)                AAA
----------------------------------------------------------------------------------------------------------------------
Rhode Island - 0.5%

Kent County Water Authority, Rhode Island, General Revenue Bonds, 1994 Series A, 6.350%, 7/15/14                  AAA

Providence Housing Development Corporation, Rhode Island, Mortgage Revenue Refunding Bonds (FHA-                  AAA
 Insured Mortgage Loan - Barbara Jordan Apartments Project), Series 1994A, 6.650%, 7/01/15
----------------------------------------------------------------------------------------------------------------------
South Carolina - 2.7%

Charleston County, South Carolina, Charleston Public Facilities Corporation, Certificates of Participation,
Series 1994B:
 6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                                                       AAA
 7.000%, 6/01/19 (Pre-refunded to 6/01/04)                                                                       AAA

Georgetown County School District, South Carolina, General Obligation Bonds, Series 2000,                         AAA
 5.250%, 3/01/20

Greenville Memorial Auditorium District Public Facilities Corporation, Greenville Memorial Auditorium             AAA
 District, South Carolina, Certificates of Participation (Bi-Lo Center Project), Series 1996B,
 5.750%, 3/01/22 (Pre-refunded to 3/01/06)

Spartanburg County Health Services District Inc., South Carolina, Hospital Revenue Refunding Bonds,               AAA
 Series 2002, 5.250%, 4/15/32
----------------------------------------------------------------------------------------------------------------------
Tennessee - 2.9%

Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D,                          AAA
 6.000%, 3/01/24 (Alternative Minimum Tax)

Health, Educational and Housing Facilities Board of the City of Memphis, Tennessee, Multifamily
Housing Revenue Bonds (Hickory Pointe Apartments Project), Series 2000A:
 5.850%, 7/01/20                                                                                                 Aaa
 5.950%, 7/01/31                                                                                                 Aaa

Health and Educational Facilities Board of the Metropolitan Government of Nashville and Davidson                  AAA
 County, Tennessee, Revenue Bonds (Ascension Health Credit Group), Series 1999A,
 6.000%, 11/15/30
----------------------------------------------------------------------------------------------------------------------
Texas - 11.1%

Bexar County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds (Baptist                    AAA
 Memorial Hospital System Project), Series 1994, 6.750%, 8/15/19 (Pre-refunded to 8/15/04)

Bexar County Health Facilities Development Corporation, Texas, Health System Revenue Refunding                    AAA
 Bonds (Baptist Health System), Series A-1, 5.250%, 11/15/27

                                                                                                                     Market
Description                                                                                                           Value
---------------------------------------------------------------------------------------------------------------------------
Oklahoma - 1.8%

Oklahoma Industries Authority, Health System Revenue Bonds (Obligated Group consisting of Baptist           $     5,414,400
 Medical Center of Oklahoma, Inc., South Oklahoma City Hospital Corporation and Baptist Rural
 Health System, Inc.), Series 1995C, 6.250%, 8/15/12

Oklahoma Industries Authority, Health System Revenue and Refunding Bonds (Obligated Group                         5,282,950
 consisting of INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital
 Corporation and INTEGRIS Rural Health, Inc.), Series 1999A, 5.750%, 8/15/29

Sapulpa Municipal Authority, Oklahoma, Capital Improvement Revenue Bonds, Series 2000 Refunding,                  2,151,200
 5.625%, 7/01/20

Trustees of the Tulsa Airports Improvement Trust, Oklahoma, Tulsa International Airport General                   2,172,800
 Revenue Bonds, Series 1999A, 6.000%, 6/01/21

Trustees of the Tulsa Airports Improvement Trust, Oklahoma, Tulsa International Airport General                   1,083,020
 Revenue Bonds, Series 1999B, 6.125%, 6/01/26 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania - 0.4%

North Penn Water Authority, Montgomery County, Pennsylvania, Water Revenue Bonds, Series 1994,                    3,334,980
 7.000%, 11/01/24 (Pre-refunded to 11/01/04)
---------------------------------------------------------------------------------------------------------------------------
Puerto Rico - 0.7%

Commonwealth of Puerto Rico, Public Improvement Bonds, Series 2001-2 (TICS), 11.680%, 7/01/19 (IF)                5,924,688
---------------------------------------------------------------------------------------------------------------------------
Rhode Island - 0.5%

Kent County Water Authority, Rhode Island, General Revenue Bonds, 1994 Series A, 6.350%, 7/15/14                  3,417,866

Providence Housing Development Corporation, Rhode Island, Mortgage Revenue Refunding Bonds (FHA-                  1,047,770
 Insured Mortgage Loan - Barbara Jordan Apartments Project), Series 1994A, 6.650%, 7/01/15
---------------------------------------------------------------------------------------------------------------------------
South Carolina - 2.7%

Charleston County, South Carolina, Charleston Public Facilities Corporation, Certificates of Participation,
Series 1994B:
 6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                                                       1,571,384
 7.000%, 6/01/19 (Pre-refunded to 6/01/04)                                                                       2,625,456

Georgetown County School District, South Carolina, General Obligation Bonds, Series 2000,                         3,526,403
 5.250%, 3/01/20

Greenville Memorial Auditorium District Public Facilities Corporation, Greenville Memorial Auditorium             6,124,865
 District, South Carolina, Certificates of Participation (Bi-Lo Center Project), Series 1996B,
 5.750%, 3/01/22 (Pre-refunded to 3/01/06)

Spartanburg County Health Services District Inc., South Carolina, Hospital Revenue Refunding Bonds,              10,505,354
 Series 2002, 5.250%, 4/15/32
---------------------------------------------------------------------------------------------------------------------------
Tennessee - 2.9%

Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D,                          2,161,500
 6.000%, 3/01/24 (Alternative Minimum Tax)

Health, Educational and Housing Facilities Board of the City of Memphis, Tennessee, Multifamily
Housing Revenue Bonds (Hickory Pointe Apartments Project), Series 2000A:
 5.850%, 7/01/20                                                                                                 1,265,660
 5.950%, 7/01/31                                                                                                 5,477,239

Health and Educational Facilities Board of the Metropolitan Government of Nashville and Davidson                 17,394,400
 County, Tennessee, Revenue Bonds (Ascension Health Credit Group), Series 1999A,
 6.000%, 11/15/30
---------------------------------------------------------------------------------------------------------------------------
Texas - 11.1%

Bexar County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds (Baptist                    3,317,010
 Memorial Hospital System Project), Series 1994, 6.750%, 8/15/19 (Pre-refunded to 8/15/04)

Bexar County Health Facilities Development Corporation, Texas, Health System Revenue Refunding                    1,007,050
 Bonds (Baptist Health System), Series A-1, 5.250%, 11/15/27

----
31

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
October 31, 2002


   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------
             Texas (continued)

    $  6,090 Bexar County Health Facilities Development Corporation, Texas, Health System Revenue Bonds (Baptist
              Health System), Series 1997-B, 5.250%, 11/15/31

             Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth International Airport, Joint Revenue
             Refunding and Improvement Bonds, Series 2001A:
       8,000  5.625%, 11/01/26 (Alternative Minimum Tax)
       3,855  5.500%, 11/01/31 (Alternative Minimum Tax)

       2,605 City of DeSoto, Dallas County, Texas, General Obligation Bonds, Series 2001, 5.500%, 2/15/21

             Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
       1,000  5.750%, 11/15/19
       5,000  5.250%, 11/15/21
       6,500  5.250%, 11/15/22
       6,800  5.250%, 11/15/30
       2,500  5.375%, 11/15/41

             Harris County Hospital District, Texas, Refunding Revenue Bonds, Series 1990:
         420  7.400%, 2/15/10
         580  7.400%, 2/15/10

       2,280 North Texas Municipal Water District, Regional Wastewater System Revenue Bonds, Series 2001,
              5.125%, 6/01/20

             Retama Development Corporation, Texas, Special Facilities Revenue Bonds (Retama Park Racetrack
             Project), Series 1993:
       9,715  8.750%, 12/15/18
       5,405  10.000%, 12/15/20

       5,000 Tarrant County Health Facilities Development Corporation, Texas, Hospital Revenue Refunding and
              Improvement Bonds (Fort Worth Osteopathic Hospital Inc. Project), Series 1993, 6.000%, 5/15/21

       6,080 Texas Health Facilities Development Corporation, Hospital Revenue Bonds (All Saints Episcopal
              Hospitals of Fort Worth Project), Series 1993B, 6.250%, 8/15/22 (Pre-refunded to 8/15/03)

      20,000 Texas Turnpike Authority, Central Texas Turnpike System First Tier Revenue Bonds, Series 2002A,
              0.000%, 8/15/17

       4,070 Williamson County, Texas, General Obligation Bonds, Inverse Floater Obligations, Drivers Series 188,
              9.980%, 2/15/21 (IF)
-------------------------------------------------------------------------------------------------------------------
             Utah - 1.4%

       5,000 Emery County, Utah, Pollution Control Revenue Refunding Bonds (Pacificorp Projects), Series 1993A,
              5.650%, 11/01/23

       3,055 State of Utah Building Ownership Authority, Lease Revenue Bonds (State Facilities Master Lease
              Program), Series 1995A, 5.750%, 5/15/18 (Pre-refunded to 11/15/05)

       3,500 White City Water Improvement District, Salt Lake County, Utah, General Obligation Water Bonds,
              Series 1995, 6.600%, 2/01/25 (Pre-refunded to 2/01/05)
-------------------------------------------------------------------------------------------------------------------
             Vermont - 0.3%

       2,315 Vermont Housing Finance Agency, Single Family Housing Bonds, Series 12A, 6.300%, 11/01/31
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Virginia - 0.7%

       5,755 Industrial Development Authority of the City of Alexandria, Virginia, Fixed Rate Revenue Bonds
              (Institute for Defense Analyses), Series 2000A, 5.900%, 10/01/20
-------------------------------------------------------------------------------------------------------------------
             Washington - 7.2%

       3,000 Public Utility District No. 1 of Chelan County, Washington, Chelan Hydro-Consolidated System Revenue
              Bonds, Series 2001A, 5.600%, 1/01/36 (Alternative Minimum Tax)

             Public Utility District No. 1 of Douglas County, Washington, Wells Hydro-Electric Revenue Bonds,
             Refunding Series 2000A:
       2,975  6.300%, 9/01/15 (Alternative Minimum Tax)
       1,135  6.350%, 9/01/18 (Alternative Minimum Tax)

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
Texas (continued)

Bexar County Health Facilities Development Corporation, Texas, Health System Revenue Bonds (Baptist   11/07 at 102.00       AAA
 Health System), Series 1997-B, 5.250%, 11/15/31

Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth International Airport, Joint Revenue
Refunding and Improvement Bonds, Series 2001A:
 5.625%, 11/01/26 (Alternative Minimum Tax)                                                          11/11 at 100.00       AAA
 5.500%, 11/01/31 (Alternative Minimum Tax)                                                          11/11 at 100.00       AAA

City of DeSoto, Dallas County, Texas, General Obligation Bonds, Series 2001, 5.500%, 2/15/21           2/11 at 100.00       AAA

Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
 5.750%, 11/15/19                                                                                    11/11 at 100.00       AAA
 5.250%, 11/15/21                                                                                    11/11 at 100.00       AAA
 5.250%, 11/15/22                                                                                    11/11 at 100.00       AAA
 5.250%, 11/15/30                                                                                     11/11 at 100.00       AAA
 5.375%, 11/15/41                                                                                     11/11 at 100.00       AAA

Harris County Hospital District, Texas, Refunding Revenue Bonds, Series 1990:
 7.400%, 2/15/10                                                                                         No Opt. Call       AAA
 7.400%, 2/15/10                                                                                         No Opt. Call       AAA

North Texas Municipal Water District, Regional Wastewater System Revenue Bonds, Series 2001,          12/11 at 100.00       AAA
 5.125%, 6/01/20

Retama Development Corporation, Texas, Special Facilities Revenue Bonds (Retama Park Racetrack
Project), Series 1993:
 8.750%, 12/15/18                                                                                        No Opt. Call       AAA
 10.000%, 12/15/20                                                                                       No Opt. Call       AAA

Tarrant County Health Facilities Development Corporation, Texas, Hospital Revenue Refunding and          No Opt. Call       AAA
 Improvement Bonds (Fort Worth Osteopathic Hospital Inc. Project), Series 1993, 6.000%, 5/15/21

Texas Health Facilities Development Corporation, Hospital Revenue Bonds (All Saints Episcopal          8/03 at 102.00       AAA
 Hospitals of Fort Worth Project), Series 1993B, 6.250%, 8/15/22 (Pre-refunded to 8/15/03)

Texas Turnpike Authority, Central Texas Turnpike System First Tier Revenue Bonds, Series 2002A,          No Opt. Call       AAA
 0.000%, 8/15/17

Williamson County, Texas, General Obligation Bonds, Inverse Floater Obligations, Drivers Series 188,   2/11 at 100.00       AAA
 9.980%, 2/15/21 (IF)
--------------------------------------------------------------------------------------------------------------------------------
Utah - 1.4%

Emery County, Utah, Pollution Control Revenue Refunding Bonds (Pacificorp Projects), Series 1993A,    11/03 at 102.00       AAA
 5.650%, 11/01/23

State of Utah Building Ownership Authority, Lease Revenue Bonds (State Facilities Master Lease        11/05 at 100.00       AAA
 Program), Series 1995A, 5.750%, 5/15/18 (Pre-refunded to 11/15/05)

White City Water Improvement District, Salt Lake County, Utah, General Obligation Water Bonds,         2/05 at 100.00       AAA
 Series 1995, 6.600%, 2/01/25 (Pre-refunded to 2/01/05)
--------------------------------------------------------------------------------------------------------------------------------
Vermont - 0.3%

Vermont Housing Finance Agency, Single Family Housing Bonds, Series 12A, 6.300%, 11/01/31             11/09 at 100.00       AAA
 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
Virginia - 0.7%

Industrial Development Authority of the City of Alexandria, Virginia, Fixed Rate Revenue Bonds        10/10 at 101.00       AAA
 (Institute for Defense Analyses), Series 2000A, 5.900%, 10/01/20
--------------------------------------------------------------------------------------------------------------------------------
Washington - 7.2%

Public Utility District No. 1 of Chelan County, Washington, Chelan Hydro-Consolidated System Revenue   7/11 at 101.00       AAA
 Bonds, Series 2001A, 5.600%, 1/01/36 (Alternative Minimum Tax)

Public Utility District No. 1 of Douglas County, Washington, Wells Hydro-Electric Revenue Bonds,
Refunding Series 2000A:
 6.300%, 9/01/15 (Alternative Minimum Tax)                                                             9/10 at 100.00       AAA
 6.350%, 9/01/18 (Alternative Minimum Tax)                                                             9/10 at 100.00       AAA

                                                                                                               Market
Description                                                                                                     Value
---------------------------------------------------------------------------------------------------------------------
Texas (continued)

Bexar County Health Facilities Development Corporation, Texas, Health System Revenue Bonds (Baptist   $     6,130,803
 Health System), Series 1997-B, 5.250%, 11/15/31

Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth International Airport, Joint Revenue
Refunding and Improvement Bonds, Series 2001A:
 5.625%, 11/01/26 (Alternative Minimum Tax)                                                                8,326,480
 5.500%, 11/01/31 (Alternative Minimum Tax)                                                                3,972,192

City of DeSoto, Dallas County, Texas, General Obligation Bonds, Series 2001, 5.500%, 2/15/21                2,738,298

Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
 5.750%, 11/15/19                                                                                          1,098,590
 5.250%, 11/15/21                                                                                          5,161,500
 5.250%, 11/15/22                                                                                          6,671,535
 5.250%, 11/15/30                                                                                           6,939,604
 5.375%, 11/15/41                                                                                           2,568,375

Harris County Hospital District, Texas, Refunding Revenue Bonds, Series 1990:
 7.400%, 2/15/10                                                                                              486,818
 7.400%, 2/15/10                                                                                              682,144

North Texas Municipal Water District, Regional Wastewater System Revenue Bonds, Series 2001,                2,336,818
 5.125%, 6/01/20

Retama Development Corporation, Texas, Special Facilities Revenue Bonds (Retama Park Racetrack
Project), Series 1993:
 8.750%, 12/15/18                                                                                          14,506,147
 10.000%, 12/15/20                                                                                          8,924,358

Tarrant County Health Facilities Development Corporation, Texas, Hospital Revenue Refunding and             5,701,100
 Improvement Bonds (Fort Worth Osteopathic Hospital Inc. Project), Series 1993, 6.000%, 5/15/21

Texas Health Facilities Development Corporation, Hospital Revenue Bonds (All Saints Episcopal               6,420,541
 Hospitals of Fort Worth Project), Series 1993B, 6.250%, 8/15/22 (Pre-refunded to 8/15/03)

Texas Turnpike Authority, Central Texas Turnpike System First Tier Revenue Bonds, Series 2002A,             9,690,600
 0.000%, 8/15/17

Williamson County, Texas, General Obligation Bonds, Inverse Floater Obligations, Drivers Series 188,        4,638,660
 9.980%, 2/15/21 (IF)
---------------------------------------------------------------------------------------------------------------------
Utah - 1.4%

Emery County, Utah, Pollution Control Revenue Refunding Bonds (Pacificorp Projects), Series 1993A,          5,124,600
 5.650%, 11/01/23

State of Utah Building Ownership Authority, Lease Revenue Bonds (State Facilities Master Lease              3,385,857
 Program), Series 1995A, 5.750%, 5/15/18 (Pre-refunded to 11/15/05)

White City Water Improvement District, Salt Lake County, Utah, General Obligation Water Bonds,              3,851,365
 Series 1995, 6.600%, 2/01/25 (Pre-refunded to 2/01/05)
---------------------------------------------------------------------------------------------------------------------
Vermont - 0.3%

Vermont Housing Finance Agency, Single Family Housing Bonds, Series 12A, 6.300%, 11/01/31                   2,462,975
 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
Virginia - 0.7%

Industrial Development Authority of the City of Alexandria, Virginia, Fixed Rate Revenue Bonds              6,372,627
 (Institute for Defense Analyses), Series 2000A, 5.900%, 10/01/20
---------------------------------------------------------------------------------------------------------------------
Washington - 7.2%

Public Utility District No. 1 of Chelan County, Washington, Chelan Hydro-Consolidated System Revenue        3,124,740
 Bonds, Series 2001A, 5.600%, 1/01/36 (Alternative Minimum Tax)

Public Utility District No. 1 of Douglas County, Washington, Wells Hydro-Electric Revenue Bonds,
Refunding Series 2000A:
 6.300%, 9/01/15 (Alternative Minimum Tax)                                                                  3,354,104
 6.350%, 9/01/18 (Alternative Minimum Tax)                                                                  1,261,405

----
32

   Principal                                                                                                      Optional Call
Amount (000) Description                                                                                            Provisions*
--------------------------------------------------------------------------------------------------------------------------------
             Washington (continued)

    $  3,300 Energy Northwest, Washington, Columbia Generating Station Refunding Electric Revenue Bonds,         7/12 at 100.00
              Inverse Floaters, ROL-SER-II-152, 13.260%, 7/01/18 (IF)

       1,000 City of Marysville, Washington, Water and Sewer Revenue Bonds, Series 1991, 7.000%, 12/01/11       12/03 at 100.00
              (Pre-refunded to 12/01/03)

       7,935 Port of Seattle, Washington, Special Facility Revenue Bonds (Terminal 18 Project), Series 1999B,    3/10 at 101.00
              6.250%, 9/01/26 (Alternative Minimum Tax)

       8,775 Port of Seattle, Washington, Special Facility Revenue Bonds (Terminal 18 Project), Series 1999C,    3/10 at 101.00
              6.000%, 9/01/20 (Alternative Minimum Tax)

      11,400 City of Seattle, Washington, Water System and Refunding Revenue Bonds, Series 1993,                 3/09 at 100.00
              5.250%, 3/01/24

       5,000 Public Utility District No. 1 of Snohomish County, Washington, Generation System Revenue Bonds,     1/04 at 102.00
              Series 1993B, 5.800%, 1/01/24 (Alternative Minimum Tax)

       1,000 Public Utility District No. 1 of Snohomish County, Washington, Water Revenue Bonds, Series 2002     6/12 at 100.00
              Refunding, 5.500%, 12/01/22

       7,825 Arlington School District No. 16 of Snohomish County, Washington, Unlimited Tax General Obligation 12/10 at 100.00
              Bonds, Series 2000, 5.750%, 12/01/19

       5,000 Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue Bonds, Series          No Opt. Call
              1993B, 5.400%, 7/01/05

       2,000 Bellingham School District No. 501, Whatcom County, Washington, Unlimited Tax General Obligation   12/04 at 100.00
              Bonds, Series 1994, 6.125%, 12/01/13 (Pre-refunded to 12/01/04)
--------------------------------------------------------------------------------------------------------------------------------
             Wisconsin - 1.4%

       3,365 Evansville Community School District, Dane, Green and Rock Counties, Wisconsin, General Obligation  4/11 at 100.00
              Refunding Bonds, Series 2001, 5.500%, 4/01/19

       2,000 City of Superior, Wisconsin, Limited Obligation Refunding Revenue Bonds (Midwest Energy Resources     No Opt. Call
              Company Project), Series E-1991 (Collateralized), 6.900%, 8/01/21

       1,000 Three Lakes School District, Wisconsin, General Obligation Bonds, 6.750%, 4/01/12 (Pre-refunded     4/03 at 100.00
              to 4/01/03)

       5,000 State of Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18                         5/13 at 100.00
--------------------------------------------------------------------------------------------------------------------------------
    $859,974 Total Long-Term Investments (cost $809,615,660) - 97.2%
--------------------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.8%                                                               ---------------
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%

                                                                                                                      Market
Description                                                                                        Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------
Washington (continued)

Energy Northwest, Washington, Columbia Generating Station Refunding Electric Revenue Bonds,              AAA $     4,297,425
 Inverse Floaters, ROL-SER-II-152, 13.260%, 7/01/18 (IF)

City of Marysville, Washington, Water and Sewer Revenue Bonds, Series 1991, 7.000%, 12/01/11             AAA       1,057,440
 (Pre-refunded to 12/01/03)

Port of Seattle, Washington, Special Facility Revenue Bonds (Terminal 18 Project), Series 1999B,         AAA       8,686,921
 6.250%, 9/01/26 (Alternative Minimum Tax)

Port of Seattle, Washington, Special Facility Revenue Bonds (Terminal 18 Project), Series 1999C,         AAA       9,461,030
 6.000%, 9/01/20 (Alternative Minimum Tax)

City of Seattle, Washington, Water System and Refunding Revenue Bonds, Series 1993,                      AAA      11,586,276
 5.250%, 3/01/24

Public Utility District No. 1 of Snohomish County, Washington, Generation System Revenue Bonds,          AAA       5,190,800
 Series 1993B, 5.800%, 1/01/24 (Alternative Minimum Tax)

Public Utility District No. 1 of Snohomish County, Washington, Water Revenue Bonds, Series 2002          AAA       1,043,459
 Refunding, 5.500%, 12/01/22

Arlington School District No. 16 of Snohomish County, Washington, Unlimited Tax General Obligation       Aaa       8,517,277
 Bonds, Series 2000, 5.750%, 12/01/19

Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue Bonds, Series             AAA       5,419,499
 1993B, 5.400%, 7/01/05

Bellingham School District No. 501, Whatcom County, Washington, Unlimited Tax General Obligation         AAA       2,176,919
 Bonds, Series 1994, 6.125%, 12/01/13 (Pre-refunded to 12/01/04)
----------------------------------------------------------------------------------------------------------------------------
Wisconsin - 1.4%

Evansville Community School District, Dane, Green and Rock Counties, Wisconsin, General Obligation       AAA       3,597,251
 Refunding Bonds, Series 2001, 5.500%, 4/01/19

City of Superior, Wisconsin, Limited Obligation Refunding Revenue Bonds (Midwest Energy Resources        AAA       2,518,979
 Company Project), Series E-1991 (Collateralized), 6.900%, 8/01/21

Three Lakes School District, Wisconsin, General Obligation Bonds, 6.750%, 4/01/12 (Pre-refunded          AAA       1,021,429
 to 4/01/03)

State of Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18                              AAA       5,213,749
----------------------------------------------------------------------------------------------------------------------------
Total Long-Term Investments (cost $809,615,660) - 97.2%                                                 876,274,841
----------------------------------------------------------------------------------------------------------------------------

Other Assets Less Liabilities - 2.8%                                                               ---------      25,532,689
--------------------------------------------------------------------------------------------------           ---------------
Net Assets - 100%                                                                                            $   901,807,530

           ---------------------------------------------------------------------
              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          (DD)Security purchased on a delayed delivery basis.
          (WI)Security purchased on a when-issued basis.
         (IF) Inverse floating rate security.

                                See accompanying notes to financial statements.

----
33

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
October 31, 2002


   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------
             Alabama - 0.4%
  $    6,750 City of Birmingham, Alabama, Water and Sewer Revenue Warrants, Series 1998-A, 4.750%, 1/01/29
       5,000 Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 1999-A,
              5.750%, 2/01/38 (Pre-refunded to 2/01/09)
-------------------------------------------------------------------------------------------------------------------
             Alaska - 0.2%
       6,490 Alaska Housing Finance Corporation, Collateralized Home Mortgage Bonds, 1990 Series A,
              5.850%, 6/01/25
-------------------------------------------------------------------------------------------------------------------
             Arizona - 1.9%
      12,140 Arizona Health Facilities Authority, Revenue Bonds (Catholic Healthcare West), 1999 Series A,
              6.125%, 7/01/09
      10,000 Scottsdale Unified School District No. 48 of Maricopa County, Arizona, General Obligation Bonds,
              Series 1993 Improvements, 4.400%, 7/01/13
             Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric
             System Revenue Bonds, 1992 Series C:
         665  6.250%, 1/01/19
       1,085  5.500%, 1/01/28
      17,820 Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric
              System Revenue Refunding Bonds, 1993 Series C, 4.750%, 1/01/17
             Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric
             System Revenue Refunding Bonds, 2002 Series A:
       5,000  5.250%, 1/01/19
       1,000  5.000%, 1/01/31
       6,000 Industrial Development Authority of the City of Scottsdale, Arizona, Hospital Revenue Refunding Bonds
              (Scottsdale Memorial Hospital), Series 1996A, 5.625%, 9/01/12
-------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.5%
             Baxter County, Arkansas, Hospital Revenue Improvement Bonds (Baxter County Regional Hospital),
             Series 1999B:
         500  5.000%, 9/01/09
       2,500  5.625%, 9/01/28
       1,750 City of Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2002A Refunding and
              Construction, 5.000%, 10/01/21
       6,255 Jefferson County, Arkansas, Hospital Refunding Revenue Bonds, Series 1993, 6.000%, 7/01/06
              (Pre-refunded to 7/01/03)
       4,000 Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds (Entergy Arkansas, Inc.
              Project), Series 1997, 5.600%, 10/01/17
-------------------------------------------------------------------------------------------------------------------
             California - 9.6%
      21,220 California Health Facilities Financing Authority, Insured Health Facility Refunding Revenue Bonds
              (Catholic Healthcare West), 1994 Series A, 5.000%, 7/01/14
             State of California, Department of Water Resources, Water System Revenue Bonds (Central Valley
             Project), Series L:
      15,515  5.700%, 12/01/16
       8,000  5.750%, 12/01/19
      12,250  5.500%, 12/01/23
      21,000 State of California, Department of Water Resources, Water System Revenue Bonds (Central Valley
              Project), Series M, 4.875%, 12/01/27
      12,000 State Public Works Board of the State of California, Lease Revenue Bonds (Department of Corrections),
              1994 Series A (California State Prison, Monterey County (Soledad II)), 7.000%, 11/01/19
              (Pre-refunded to 11/01/04)
      38,795 California Statewide Communities Development Authority, Certificates of Participation (St. Joseph
              Health System Obligated Group), 5.500%, 7/01/23

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
Alabama - 0.4%
City of Birmingham, Alabama, Water and Sewer Revenue Warrants, Series 1998-A, 4.750%, 1/01/29          1/08 at 102.00       AA-
Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 1999-A,                  2/09 at 101.00       AAA
 5.750%, 2/01/38 (Pre-refunded to 2/01/09)
--------------------------------------------------------------------------------------------------------------------------------
Alaska - 0.2%
Alaska Housing Finance Corporation, Collateralized Home Mortgage Bonds, 1990 Series A,                12/03 at 102.00       AAA
 5.850%, 6/01/25
--------------------------------------------------------------------------------------------------------------------------------
Arizona - 1.9%
Arizona Health Facilities Authority, Revenue Bonds (Catholic Healthcare West), 1999 Series A,            No Opt. Call       BBB
 6.125%, 7/01/09
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, General Obligation Bonds,       7/03 at 101.00        AA
 Series 1993 Improvements, 4.400%, 7/01/13
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric
System Revenue Bonds, 1992 Series C:
 6.250%, 1/01/19                                                                                      1/03 at 101.00        AA
 5.500%, 1/01/28                                                                                      1/03 at 100.00        AA
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric   1/04 at 100.00        AA
 System Revenue Refunding Bonds, 1993 Series C, 4.750%, 1/01/17
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric
System Revenue Refunding Bonds, 2002 Series A:
 5.250%, 1/01/19                                                                                      1/12 at 101.00        AA
 5.000%, 1/01/31                                                                                      1/12 at 101.00        AA
Industrial Development Authority of the City of Scottsdale, Arizona, Hospital Revenue Refunding Bonds  3/03 at 101.00       AAA
 (Scottsdale Memorial Hospital), Series 1996A, 5.625%, 9/01/12
--------------------------------------------------------------------------------------------------------------------------------
Arkansas - 0.5%
Baxter County, Arkansas, Hospital Revenue Improvement Bonds (Baxter County Regional Hospital),
Series 1999B:
 5.000%, 9/01/09                                                                                        No Opt. Call       BBB
 5.625%, 9/01/28                                                                                      9/09 at 100.00       BBB
City of Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2002A Refunding and               10/11 at 100.00       AAA
 Construction, 5.000%, 10/01/21
Jefferson County, Arkansas, Hospital Refunding Revenue Bonds, Series 1993, 6.000%, 7/01/06             7/03 at 102.00      A***
 (Pre-refunded to 7/01/03)
Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds (Entergy Arkansas, Inc.         12/02 at 102.00      BBB-
 Project), Series 1997, 5.600%, 10/01/17
--------------------------------------------------------------------------------------------------------------------------------
California - 9.6%
California Health Facilities Financing Authority, Insured Health Facility Refunding Revenue Bonds      7/04 at 102.00       AAA
 (Catholic Healthcare West), 1994 Series A, 5.000%, 7/01/14
State of California, Department of Water Resources, Water System Revenue Bonds (Central Valley
Project), Series L:
 5.700%, 12/01/16                                                                                     6/03 at 101.50        AA
 5.750%, 12/01/19                                                                                     6/03 at 101.50        AA
 5.500%, 12/01/23                                                                                     6/03 at 101.50        AA
State of California, Department of Water Resources, Water System Revenue Bonds (Central Valley        12/03 at 101.00        AA
 Project), Series M, 4.875%, 12/01/27
State Public Works Board of the State of California, Lease Revenue Bonds (Department of Corrections), 11/04 at 102.00       Aaa
 1994 Series A (California State Prison, Monterey County (Soledad II)), 7.000%, 11/01/19
 (Pre-refunded to 11/01/04)
California Statewide Communities Development Authority, Certificates of Participation (St. Joseph      7/03 at 102.00       AA-
 Health System Obligated Group), 5.500%, 7/01/23

                                                                                                               Market
Description                                                                                                     Value
---------------------------------------------------------------------------------------------------------------------
Alabama - 0.4%
City of Birmingham, Alabama, Water and Sewer Revenue Warrants, Series 1998-A, 4.750%, 1/01/29         $     6,414,998
Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 1999-A,                       5,744,000
 5.750%, 2/01/38 (Pre-refunded to 2/01/09)
---------------------------------------------------------------------------------------------------------------------
Alaska - 0.2%
Alaska Housing Finance Corporation, Collateralized Home Mortgage Bonds, 1990 Series A,                      6,620,838
 5.850%, 6/01/25
---------------------------------------------------------------------------------------------------------------------
Arizona - 1.9%
Arizona Health Facilities Authority, Revenue Bonds (Catholic Healthcare West), 1999 Series A,              13,206,256
 6.125%, 7/01/09
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, General Obligation Bonds,           10,135,200
 Series 1993 Improvements, 4.400%, 7/01/13
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric
System Revenue Bonds, 1992 Series C:
 6.250%, 1/01/19                                                                                             681,160
 5.500%, 1/01/28                                                                                           1,085,499
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric       17,896,270
 System Revenue Refunding Bonds, 1993 Series C, 4.750%, 1/01/17
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric
System Revenue Refunding Bonds, 2002 Series A:
 5.250%, 1/01/19                                                                                           5,305,050
 5.000%, 1/01/31                                                                                           1,002,700
Industrial Development Authority of the City of Scottsdale, Arizona, Hospital Revenue Refunding Bonds       6,077,280
 (Scottsdale Memorial Hospital), Series 1996A, 5.625%, 9/01/12
---------------------------------------------------------------------------------------------------------------------
Arkansas - 0.5%
Baxter County, Arkansas, Hospital Revenue Improvement Bonds (Baxter County Regional Hospital),
Series 1999B:
 5.000%, 9/01/09                                                                                             509,470
 5.625%, 9/01/28                                                                                           2,444,175
City of Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2002A Refunding and                     1,780,800
 Construction, 5.000%, 10/01/21
Jefferson County, Arkansas, Hospital Refunding Revenue Bonds, Series 1993, 6.000%, 7/01/06                  6,552,801
 (Pre-refunded to 7/01/03)
Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds (Entergy Arkansas, Inc.               3,832,120
 Project), Series 1997, 5.600%, 10/01/17
---------------------------------------------------------------------------------------------------------------------
California - 9.6%
California Health Facilities Financing Authority, Insured Health Facility Refunding Revenue Bonds          22,331,079
 (Catholic Healthcare West), 1994 Series A, 5.000%, 7/01/14
State of California, Department of Water Resources, Water System Revenue Bonds (Central Valley
Project), Series L:
 5.700%, 12/01/16                                                                                         16,047,785
 5.750%, 12/01/19                                                                                          8,260,320
 5.500%, 12/01/23                                                                                         12,652,168
State of California, Department of Water Resources, Water System Revenue Bonds (Central Valley             20,762,280
 Project), Series M, 4.875%, 12/01/27
State Public Works Board of the State of California, Lease Revenue Bonds (Department of Corrections),      13,488,960
 1994 Series A (California State Prison, Monterey County (Soledad II)), 7.000%, 11/01/19
 (Pre-refunded to 11/01/04)
California Statewide Communities Development Authority, Certificates of Participation (St. Joseph          39,169,760
 Health System Obligated Group), 5.500%, 7/01/23

----
34

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             California (continued)
  $   17,390 Central Joint Powers Health           2/03 at 102.00      Baa1 $    17,539,728
              Financing Authority, Certificates
              of Participation (Community
              Hospital of Central California),
              Series 1993, 5.250%, 2/01/13
       1,000 Contra Costa Water District, Contra  10/04 at 102.00       AAA       1,004,370
              Costa County, California, Water
              Revenue Bonds, Series G,
              5.000%, 10/01/24
       9,000 East Bay Municipal Utility            6/03 at 102.00       AAA       9,046,170
              District, Alameda and Contra Costa
              Counties, California, Water System
              Subordinated Revenue Refunding
              Bonds, Series 1993A, 5.000%,
              6/01/21
      10,000 Foothill/Eastern Transportation       1/07 at 100.00       AAA      11,395,500
              Corridor Agency, California, Toll
              Road Revenue Bonds, Series 1995A,
              6.000%, 1/01/34 (Pre-refunded to
              1/01/07)
         555 La Mirada Redevelopment Agency,         No Opt. Call       N/R         584,976
              California, Community Facilities
              District No. 89-1, 1998 Refunding
              Special Tax Bonds (Civic Theatre
              Project) (Tax Increment
              Contribution), 5.200%, 10/01/06
      17,040 Los Angeles Convention and            8/03 at 102.00       AAA      17,743,070
              Exhibition Center Authority,
              California, Lease Revenue Bonds,
              1993 Refunding Series A, 5.125%,
              8/15/13
       2,500 Department of Water and Power of      7/06 at 100.00       AA-       2,610,375
              the City of Los Angeles,
              California, Power System Revenue
              Bonds, Series 2001A, Subseries
              A-3, 5.375%, 7/01/21
       3,000 City of Los Angeles, California,      6/03 at 102.00       AAA       3,109,740
              Wastewater System Revenue Bonds,
              Series 1993B, 5.700%, 6/01/23
      20,670 City of Los Angeles, California,     11/03 at 102.00       AAA      21,144,583
              Wastewater System Revenue Bonds,
              Series 1993D, 5.200%, 11/01/21
      15,750 Los Angeles County Metropolitan       7/03 at 102.00        AA      16,400,475
              Transportation Authority,
              California, Proposition A Sales
              Tax Revenue Refunding Bonds,
              Series 1993-A, 5.500%, 7/01/13
             Los Angeles County Metropolitan
             Transportation Authority,
             California, Proposition C Sales Tax
             Revenue Bonds, Second Senior Series
             1993-B:
      20,935  4.750%, 7/01/18                      7/03 at 102.00       AAA      21,061,238
       8,000  5.250%, 7/01/23                      7/03 at 102.00       AAA       8,214,160
      10,500 Los Angeles County Sanitation        10/03 at 102.00        AA      11,012,925
              Districts Financing Authority,
              California, Capital Projects
              Revenue Bonds (Senior Ad Valorem
              Obligation Bonds), 1993 Series A,
              5.375%, 10/01/13
       4,000 County of San Diego, California,      9/09 at 101.00      Baa3       4,162,600
              Certificates of Participation (The
              Burnham Institute), 6.250%, 9/01/29
       1,765 Yuba County Water Agency,             3/03 at 100.00       Ba3       1,637,073
              California, Yuba River Development
              Revenue Bonds, Series A,
              4.000%, 3/01/16
-------------------------------------------------------------------------------------------
             Colorado - 1.1%
       2,300 E-470 Public Highway Authority,        8/05 at 95.92       AAA       2,057,327
              Arapahoe County, Colorado, Capital
              Improvement Trust Fund Highway
              Revenue Bonds (E-470 Project),
              Senior Series C, 0.000%, 8/31/06
              (Pre-refunded to 8/31/05)
       2,000 Aurora Centretech Metropolitan       12/06 at 102.00       AA-       2,112,280
              District, Arapahoe County,
              Colorado, General Obligation
              Variable Rate Refunding Bonds,
              Series 1998C, 4.875%, 12/01/28
              (Mandatory put 12/01/08)
         500 Colorado Health Facilities           12/05 at 102.00      BBB+         540,365
              Authority, Revenue Bonds (Covenant
              Retirement Communities Inc.),
              Refunding Bonds, Series 1995,
              6.200%, 12/01/07
       2,000 Colorado Health Facilities           11/11 at 101.00        A-       2,130,340
              Authority, Hospital Revenue Bonds
              (PorterCare Adventist Health
              System Project), Series 2001,
              6.500%, 11/15/31
       9,915 City and County of Denver,           11/11 at 100.00       AAA      10,467,265
              Colorado, Airport System Revenue
              Refunding Bonds, Series 2001A,
              5.500%, 11/15/16 (Alternative
              Minimum Tax)
       1,225 City and County of Denver,           11/02 at 102.00         A       1,251,791
              Colorado, Airport System Revenue
              Bonds, Series 1992C, 6.750%,
              11/15/22 (Alternative Minimum Tax)
              (Pre-refunded to 11/15/02)
       8,245 E-470 Public Highway Authority,       9/07 at 101.00       AAA       8,685,283
              Colorado, Senior Revenue Bonds,
              Series 1997A, 5.250%, 9/01/18
      10,000 E-470 Public Highway Authority,         No Opt. Call       AAA       3,686,100
              Colorado, Senior Revenue Bonds,
              Series 1997B, 0.000%, 9/01/21
         470 Eagle County Air Terminal               No Opt. Call       N/R         464,285
              Corporation, Colorado, Airport
              Terminal Project Revenue Bonds,
              Series 1996, 6.750%, 5/01/06
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------
             Connecticut - 0.0%

         335 Eastern Connecticut Resource          1/03 at 102.00       BBB         339,703
              Recovery Authority, Solid Waste
              Revenue Bonds (Wheelabrator Lisbon
              Project), Series 1993A, 5.150%,
              1/01/05 (Alternative Minimum Tax)

----
35

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2002


   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Delaware - 0.0%

  $      500 Delaware Economic Development         5/07 at 102.00      BBB- $       519,530
              Authority, First Mortgage Revenue
              Bonds, Peninsula United Methodist
              Homes, Inc. Issue, Series 1997A,
              6.100%, 5/01/10
-------------------------------------------------------------------------------------------
             District of Columbia - 2.0%

       1,900 Washington, District of Columbia,       No Opt. Call       AAA       2,211,961
              General Obligation Refunding
              Bonds, Series 1994A-1,
              6.000%, 6/01/11

      25,000 District of Columbia Tobacco          5/11 at 101.00        A1      25,447,000
              Settlement Financing Corporation,
              Tobacco Settlement Asset-Backed
              Bonds, Series 2001, 6.750%, 5/15/40

             Washington Convention Center
             Authority, Washington, D.C., Senior
              Lien Dedicated Tax Revenue Bonds,
              Series 1998:
       6,000  5.250%, 10/01/17                    10/08 at 101.00       AAA       6,372,120
      25,050  4.750%, 10/01/28                    10/08 at 100.00       AAA      23,885,927
-------------------------------------------------------------------------------------------
             Florida - 2.2%

         300 Brevard County Housing Finance        2/06 at 101.00       AAA         332,310
              Authority, Florida, Multifamily
              Housing Revenue Refunding Bonds
              (Windover Oaks and Windover Health
              Club Apartments Projects), Series
              1996A, 6.900%, 2/01/27 (Mandatory
              put 2/01/07)

         500 Dade County, Florida, Seaport           No Opt. Call       AAA         592,435
             Revenue Refunding Bonds, Series
              1995, 6.200%, 10/01/10

             Dade County, Florida, Special
              Obligation and Refunding Bonds,
              Series 1996B:
         145  0.000%, 10/01/09                     10/08 at 98.22       AAA         113,274
         190  0.000%, 10/01/09                     10/08 at 98.22       AAA         145,930

         125 Escambia County Housing Finance       4/07 at 102.00       Aaa         134,443
              Authority, Florida, Single Family
              Mortgage Revenue Bonds
              (Multi-County Program), Series
              1997A, 5.500%, 4/01/08
              (Alternative Minimum Tax)

         200 Escambia County, Florida, Pollution  11/02 at 102.00       BBB         204,474
              Control Revenue Refunding Bonds
              (Champion International
              Corporation Project), Series 1992,
              6.950%, 11/01/07

         145 Florida Housing Finance Agency,         No Opt. Call       AAA         150,504
              Single Family Mortgage Revenue
              Refunding Bonds, Series 1995A,
              6.000%, 1/01/04 (Alternative
              Minimum Tax)

         500 State of Florida, Full Faith and        No Opt. Call       AAA         660,780
              Credit, Broward County Expressway
              Authority, General Obligation
              Bonds, Series 1984, 9.875%, 7/01/09

         200 Halifax Hospital Medical Center,        No Opt. Call         A         208,338
              Daytona Beach, Florida, Healthcare
              Facilities Revenue Bonds (Halifax
              Management System, Inc. Project),
              1998 Series A, 4.600%, 4/01/08

         150 Indian Trace Community Development    5/05 at 102.00       AAA         164,237
              District, Broward County, Florida,
              Water Management Special Benefit
              Refunding Bonds, Series 1995A,
              5.500%, 5/01/06

       8,000 JEA, Florida, Electric System        10/07 at 100.00       AA-       7,617,520
              Revenue Bonds, Series 2002D
              Subordinated Lien, 4.875%, 10/01/37

      10,000 JEA, Florida, Water and Sewer         4/07 at 100.00       AAA      10,356,800
              System Revenue Bonds, Series
              2002A, 5.500%, 10/01/41

       8,500 JEA, Florida, Water and Sewer        10/07 at 100.00       Aa3       8,223,495
              System Revenue Bonds, Series
              2002C, 4.875%, 10/01/41

       4,210 JEA, Florida, St. Johns River Power   4/03 at 101.00        AA       4,232,060
              Park System Revenue Bonds, Issue
              Two, Series Nine Refunding,
              5.250%, 10/01/21

         165 Jacksonville Health Facilities          No Opt. Call      Baa3         165,013
              Authority, Florida, Tax-Exempt
              Industrial Development Revenue
              Bonds (National Benevolent
              Association - Cypress Village
              Florida Project), Series 1996A,
              5.850%, 12/01/06

         400 Lee County, Florida, Capital            No Opt. Call       AAA         465,248
              Refunding Revenue Bonds, Series
              1997A, 5.750%, 10/01/11

         250 Hospital Board of Directors of Lee    4/07 at 102.00       AAA         273,618
              County, Florida, Fixed Rate
              Hospital Revenue Bonds (Lee
              Memorial Health System), 1997
              Series A, 5.400%, 4/01/09

         200 City of Leesburg, Florida, Hospital   7/06 at 102.00         A         216,476
              Revenue Refunding Bonds (Leesburg
              Regional Medical Center Project),
              Series 1996A, 5.600%, 7/01/08

         230 Orange County Housing Finance         9/07 at 102.00       AAA         245,948
              Authority, Florida, Single Family
              Mortgage Revenue Bonds (GNMA and
              Fannie Mae Securities Program),
              Series 1997B, 5.400%, 9/01/09
              (Alternative Minimum Tax)

      25,675 Orlando Utilities Commission,         4/03 at 100.00       Aa2      25,675,514
              Florida, Water and Electric
              Subordinated Revenue Bonds, Series
              1989D, 5.000%, 10/01/23

       1,000 Sanford Airport Authority, Florida,     No Opt. Call       N/R       1,009,600
              Industrial Development Revenue
              Bonds (Central Florida Terminals
              Inc. Project), Series 1995A,
              7.500%, 5/01/06 (Alternative
              Minimum Tax)

----
36

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Florida (continued)

  $      160 Sanford Airport Authority, Florida,     No Opt. Call       N/R $       158,613
              Industrial Development Revenue
              Bonds (Central Florida Terminals
              Inc. Project), Series 1997C,
              6.750%, 5/01/05

         200 Sarasota County Health Facilities       No Opt. Call       N/R         204,686
              Authority, Florida, Health
              Facilities Revenue Refunding Bonds
              (Sunnyside Properties Project),
              Series 1995, 5.500%, 5/15/05

         950 Elderly Housing Corporation of        1/03 at 102.00       N/R         971,869
              Sarasota, Inc., Florida, First
              Mortgage Revenue Bonds (Elderly
              Housing Project for the Sarasota
              Housing Authority), Series 1978,
              7.500%, 7/01/09
-------------------------------------------------------------------------------------------
             Georgia - 0.6%

      12,460 City of Atlanta, Georgia, Water and   5/12 at 100.00       AAA      12,376,767
              Wastewater Revenue Bonds, Series
              2001A, 5.000%, 11/01/39

       5,000 Private Colleges and Universities    10/11 at 102.00        A3       5,216,050
              Authority, Georgia, Revenue Bonds,
              Mercer University Project,
              Series 2001, 5.750%, 10/01/31
-------------------------------------------------------------------------------------------
             Illinois - 18.9%

       2,000 Community Unit School District          No Opt. Call       Aaa       1,222,640
              Number 100, Boone, McHenry and
              DeKalb Counties, Illinois, Capital
              Appreciation School Bonds
              (Belvidere), Series 1997, 0.000%,
              12/01/13

       7,880 City of Chicago, Illinois, General    1/04 at 102.00       AAA       8,184,010
              Obligation Bonds, Project Series
              1993, 5.250%, 1/01/18

       2,000 City of Chicago, Illinois, General      No Opt. Call       AAA       1,195,720
              Obligation Bonds (City Colleges of
              Chicago Capital Improvement
              Project), Series 1999, 0.000%,
              1/01/14

      14,645 Chicago Metropolitan Housing          1/03 at 102.00        AA      14,954,449
              Development Corporation, Illinois,
              Housing Development Revenue
              Refunding Bonds (FHA-Insured
              Mortgage Loans - Section 8
              Assisted Projects), Series 1992B,
              6.900%, 7/01/22

      17,500 Chicago Housing Authority,            7/12 at 100.00     AA***      17,922,800
              Illinois, Capital Program Revenue
              Bonds, Series 2001, 5.375%, 7/01/19

       7,965 City of Chicago, Illinois, Motor      1/03 at 101.00       AAA       8,024,180
              Fuel Tax Revenue Bonds, Refunding
              Series 1993, 5.000%, 1/01/16

         500 City of Chicago, Illinois, O'Hare       No Opt. Call       CCC          70,020
              International Airport, Special
              Facilities Revenue Bonds (United
              Air Lines, Inc.), Series 1999B,
              5.200%, 4/01/11 (Alternative
              Minimum Tax)#

      22,395 City of Chicago, Illinois, O'Hare     1/04 at 102.00       AAA      22,691,062
              International Airport, General
              Airport Second Lien Revenue
              Refunding Bonds, 1993 Series C,
              5.000%, 1/01/18

      61,250 City of Chicago, Illinois, O'Hare     1/04 at 102.00        A+      61,041,138
              International Airport, General
              Revenue Refunding Bonds, 1993
              Series A, 5.000%, 1/01/16

       3,205 City of Chicago, Illinois,            1/06 at 102.00       AAA       3,320,540
              Wastewater Transmission Revenue
              Bonds, Series 1995, 5.000%, 1/01/15

      22,335 City of Chicago, Illinois, Water     11/06 at 102.00       AAA      23,256,095
              Revenue Bonds, Series 1995,
              5.000%, 11/01/15

       8,000 County of Cook, Illinois, General    11/12 at 100.00       AAA       8,002,960
              Obligation Bonds, Series 2002C,
              5.000%, 11/15/25

      30,380 County of Cook, Illinois, General    11/03 at 100.00       AAA      30,390,025
              Obligation Bonds, Series 1993A,
              5.000%, 11/15/23

       4,890 Cook County Community Consolidated      No Opt. Call       Aaa       2,031,013
              School District 15, Palatine,
              Illinois, General Obligation
              Bonds, Series 2001, 0.000%,
              12/01/19

      11,350 DuPage Water Commission, DuPage,      5/03 at 102.00       AAA      11,719,329
              Cook and Will Counties, Illinois,
              Water Refunding Revenue Bonds,
              Series 1993, 5.250%, 5/01/14

       1,000 Illinois Development Finance            No Opt. Call       BBB         975,300
              Authority, Adjustable Rate Solid
              Waste Disposal Revenue Bonds
              (Waste Management, Inc. Project),
              Series 1997, 5.050%, 1/01/10
              (Alternative Minimum Tax)

       5,000 Illinois Development Finance            No Opt. Call       Aaa       2,650,150
              Authority, Local Government
              Program Revenue Bonds (Elgin
              School District Number U-46
              Project), Series 2001, 0.000%,
              1/01/16

         225 Illinois Development Finance          8/08 at 100.00      Baa2         235,188
              Authority, Economic Development
              Revenue Bonds (The Latin School of
              Chicago Project), Series 1998,
              5.250%, 8/01/09

      17,075 Illinois Educational Facilities       7/03 at 102.00       Aa1      17,407,109
              Authority, Revenue Refunding Bonds
              (The University of Chicago),
              Series 1993B, 5.600%, 7/01/24

      57,600 Illinois Health Facilities            8/04 at 102.00       AA+      59,410,368
              Authority, Revenue Bonds
              (Northwestern Memorial Hospital),
              Series 1994A, 6.000%, 8/15/24

       6,115 Illinois Health Facilities           10/03 at 102.00     A-***       6,445,088
              Authority, Revenue Refunding Bonds
              (Illinois Masonic Medical Center),
              Series 1993, 5.500%, 10/01/19
              (Pre-refunded to 10/01/03)

----
37

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal
Amount (000) Description
-----------------------------------------------------------------------------------------------------------------------
             Illinois (continued)

             Illinois Health Facilities Authority, Revenue Bonds (Rush-Presbyterian-St. Luke's Medical Center
             Obligated Group), Series 1993:
  $    3,000  5.250%, 11/15/20
      34,120  5.500%, 11/15/25

       7,275 Illinois Health Facilities Authority, Revenue Bonds (Southern Illinois Hospital Services), Series 1994,
              5.850%, 3/01/14 (Pre-refunded to 3/01/04)

       1,000 Illinois Health Facilities Authority, Revenue Bonds (Mercy Hospital and Medical Center Project),
              Series 1996, 6.000%, 1/01/06

       8,000 Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Bonds (Sinai Health System),
              Series 1996, 6.000%, 2/15/24

             Illinois Health Facilities Authority, Revenue Bonds (Centegra Health System), Series 1998:
         500  5.500%, 9/01/09
         500  5.500%, 9/01/10

       1,000 Illinois Health Facilities Authority, Revenue Refunding Bonds (The Methodist Medical Center of Illinois),
              Series 1998, 5.500%, 11/15/12

         500 Illinois Health Facilities Authority, Revenue Bonds (Victory Health Service), Series 1997A,
              5.750%, 8/15/08

       8,000 Illinois Health Facilities Authority, Revenue Bonds (OSF Healthcare System), Series 1999,
              6.250%, 11/15/29

       9,025 Illinois Health Facilities Authority, Revenue Bonds (Condell Medical Center), Series 2000,
              7.000%, 5/15/22

       3,000 Illinois Health Facilities Authority, Revenue Bonds (Passavant Memorial Area Hospital Association),
              Series 2001, 6.000%, 10/01/24

       4,000 Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, 2002 Series A,
              Subseries A-2, 5.625%, 8/01/33 (Alternative Minimum Tax)

      10,000 State of Illinois, General Obligation Bonds (Full Faith and Credit), Series 1993, 5.700%, 4/01/18
              (Pre-refunded to 4/01/03)

       4,500 State of Illinois, General Obligation Bonds (Illinois FIRST), Series 2000, 5.500%, 6/01/03

      14,200 State of Illinois, Build Illinois Bonds, Sales Tax Revenue Bonds, Series S, 5.250%, 6/15/18

             Illinois State Toll Highway Authority, Toll Highway Priority Revenue Bonds, 1992 Series A:
      20,000  6.450%, 1/01/13 (Pre-refunded to 1/01/03)
       8,805  6.200%, 1/01/16 (Pre-refunded to 1/01/03)

      43,180 Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Revenue Bonds,
              Series 1992A, 6.500%, 6/15/27 (Pre-refunded to 6/15/03)

      40,000 Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Revenue Bonds,
              Series 2002A, 5.750%, 6/15/41

       7,500 Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois,
              General Obligation Refunding Bonds, Series 1993C, 5.800%, 6/01/13 (Pre-refunded to 6/01/03)

      11,215 Forest Preserve District of Will County, Illinois, General Obligation Bonds, Series 1999B,
              0.000%, 12/01/18
-----------------------------------------------------------------------------------------------------------------------
             Indiana - 3.9%

       6,835 Duneland School Building Corporation, Indiana, First Mortgage Bonds, Series 1997, 5.450%, 8/01/15
              (Pre-refunded to 8/01/07)

         830 Indiana Bond Bank, Hendricks County Redevelopment Authority, Special Program Bonds, Series 1997B,
              Pittboro Project, 5.750%, 2/01/08

      11,590 Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Series 1992A,
              Methodist Hospital of Indiana, Inc., 5.750%, 9/01/11

      49,600 Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Series 1993, Daughters of Charity,
              5.750%, 11/15/22

                                                                                                            Optional Call
Description                                                                                                   Provisions*
--------------------------------------------------------------------------------------------------------------------------
Illinois (continued)

Illinois Health Facilities Authority, Revenue Bonds (Rush-Presbyterian-St. Luke's Medical Center
Obligated Group), Series 1993:
 5.250%, 11/15/20                                                                                        11/03 at 102.00
 5.500%, 11/15/25                                                                                        11/03 at 102.00

Illinois Health Facilities Authority, Revenue Bonds (Southern Illinois Hospital Services), Series 1994,    3/04 at 102.00
 5.850%, 3/01/14 (Pre-refunded to 3/01/04)

Illinois Health Facilities Authority, Revenue Bonds (Mercy Hospital and Medical Center Project),             No Opt. Call
 Series 1996, 6.000%, 1/01/06

Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Bonds (Sinai Health System),            2/06 at 102.00
 Series 1996, 6.000%, 2/15/24

Illinois Health Facilities Authority, Revenue Bonds (Centegra Health System), Series 1998:
 5.500%, 9/01/09                                                                                          9/08 at 101.00
 5.500%, 9/01/10                                                                                          9/08 at 101.00

Illinois Health Facilities Authority, Revenue Refunding Bonds (The Methodist Medical Center of Illinois), 11/08 at 101.00
 Series 1998, 5.500%, 11/15/12

Illinois Health Facilities Authority, Revenue Bonds (Victory Health Service), Series 1997A,                8/07 at 101.00
 5.750%, 8/15/08

Illinois Health Facilities Authority, Revenue Bonds (OSF Healthcare System), Series 1999,                 11/09 at 101.00
 6.250%, 11/15/29

Illinois Health Facilities Authority, Revenue Bonds (Condell Medical Center), Series 2000,                 5/10 at 101.00
 7.000%, 5/15/22

Illinois Health Facilities Authority, Revenue Bonds (Passavant Memorial Area Hospital Association),       10/11 at 100.00
 Series 2001, 6.000%, 10/01/24

Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, 2002 Series A,                   2/12 at 100.00
 Subseries A-2, 5.625%, 8/01/33 (Alternative Minimum Tax)

State of Illinois, General Obligation Bonds (Full Faith and Credit), Series 1993, 5.700%, 4/01/18          4/03 at 102.00
 (Pre-refunded to 4/01/03)

State of Illinois, General Obligation Bonds (Illinois FIRST), Series 2000, 5.500%, 6/01/03                   No Opt. Call

State of Illinois, Build Illinois Bonds, Sales Tax Revenue Bonds, Series S, 5.250%, 6/15/18                6/03 at 102.00

Illinois State Toll Highway Authority, Toll Highway Priority Revenue Bonds, 1992 Series A:
 6.450%, 1/01/13 (Pre-refunded to 1/01/03)                                                                1/03 at 102.00
 6.200%, 1/01/16 (Pre-refunded to 1/01/03)                                                                1/03 at 102.00

Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Revenue Bonds,     6/03 at 102.00
 Series 1992A, 6.500%, 6/15/27 (Pre-refunded to 6/15/03)

Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Revenue Bonds,     6/12 at 101.00
 Series 2002A, 5.750%, 6/15/41

Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois,          6/03 at 102.00
 General Obligation Refunding Bonds, Series 1993C, 5.800%, 6/01/13 (Pre-refunded to 6/01/03)

Forest Preserve District of Will County, Illinois, General Obligation Bonds, Series 1999B,                   No Opt. Call
 0.000%, 12/01/18
--------------------------------------------------------------------------------------------------------------------------
Indiana - 3.9%

Duneland School Building Corporation, Indiana, First Mortgage Bonds, Series 1997, 5.450%, 8/01/15          8/07 at 101.00
 (Pre-refunded to 8/01/07)

Indiana Bond Bank, Hendricks County Redevelopment Authority, Special Program Bonds, Series 1997B,          2/07 at 102.00
 Pittboro Project, 5.750%, 2/01/08

Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Series 1992A,               3/03 at 102.00
 Methodist Hospital of Indiana, Inc., 5.750%, 9/01/11

Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Series 1993, Daughters of Charity,   11/03 at 102.00
 5.750%, 11/15/22

Description                                                                                               Ratings**
--------------------------------------------------------------------------------------------------------------------
Illinois (continued)

Illinois Health Facilities Authority, Revenue Bonds (Rush-Presbyterian-St. Luke's Medical Center
Obligated Group), Series 1993:
 5.250%, 11/15/20                                                                                              AAA
 5.500%, 11/15/25                                                                                              AAA

Illinois Health Facilities Authority, Revenue Bonds (Southern Illinois Hospital Services), Series 1994,         AAA
 5.850%, 3/01/14 (Pre-refunded to 3/01/04)

Illinois Health Facilities Authority, Revenue Bonds (Mercy Hospital and Medical Center Project),                 B2
 Series 1996, 6.000%, 1/01/06

Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Bonds (Sinai Health System),                 AAA
 Series 1996, 6.000%, 2/15/24

Illinois Health Facilities Authority, Revenue Bonds (Centegra Health System), Series 1998:
 5.500%, 9/01/09                                                                                                A-
 5.500%, 9/01/10                                                                                                A-

Illinois Health Facilities Authority, Revenue Refunding Bonds (The Methodist Medical Center of Illinois),       AAA
 Series 1998, 5.500%, 11/15/12

Illinois Health Facilities Authority, Revenue Bonds (Victory Health Service), Series 1997A,                      A-
 5.750%, 8/15/08

Illinois Health Facilities Authority, Revenue Bonds (OSF Healthcare System), Series 1999,                         A
 6.250%, 11/15/29

Illinois Health Facilities Authority, Revenue Bonds (Condell Medical Center), Series 2000,                       A3
 7.000%, 5/15/22

Illinois Health Facilities Authority, Revenue Bonds (Passavant Memorial Area Hospital Association),               A
 Series 2001, 6.000%, 10/01/24

Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, 2002 Series A,                         AA
 Subseries A-2, 5.625%, 8/01/33 (Alternative Minimum Tax)

State of Illinois, General Obligation Bonds (Full Faith and Credit), Series 1993, 5.700%, 4/01/18             AA***
 (Pre-refunded to 4/01/03)

State of Illinois, General Obligation Bonds (Illinois FIRST), Series 2000, 5.500%, 6/01/03                       AA

State of Illinois, Build Illinois Bonds, Sales Tax Revenue Bonds, Series S, 5.250%, 6/15/18                     AAA

Illinois State Toll Highway Authority, Toll Highway Priority Revenue Bonds, 1992 Series A:
 6.450%, 1/01/13 (Pre-refunded to 1/01/03)                                                                     AAA
 6.200%, 1/01/16 (Pre-refunded to 1/01/03)                                                                     AAA

Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Revenue Bonds,          Aaa
 Series 1992A, 6.500%, 6/15/27 (Pre-refunded to 6/15/03)

Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Revenue Bonds,          AAA
 Series 2002A, 5.750%, 6/15/41

Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois,               AAA
 General Obligation Refunding Bonds, Series 1993C, 5.800%, 6/01/13 (Pre-refunded to 6/01/03)

Forest Preserve District of Will County, Illinois, General Obligation Bonds, Series 1999B,                      AAA
 0.000%, 12/01/18
--------------------------------------------------------------------------------------------------------------------
Indiana - 3.9%

Duneland School Building Corporation, Indiana, First Mortgage Bonds, Series 1997, 5.450%, 8/01/15               AAA
 (Pre-refunded to 8/01/07)

Indiana Bond Bank, Hendricks County Redevelopment Authority, Special Program Bonds, Series 1997B,                A+
 Pittboro Project, 5.750%, 2/01/08

Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Series 1992A,                    AAA
 Methodist Hospital of Indiana, Inc., 5.750%, 9/01/11

Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Series 1993, Daughters of Charity,         Aaa
 5.750%, 11/15/22

                                                                                                                   Market
Description                                                                                                         Value
-------------------------------------------------------------------------------------------------------------------------
Illinois (continued)

Illinois Health Facilities Authority, Revenue Bonds (Rush-Presbyterian-St. Luke's Medical Center
Obligated Group), Series 1993:
 5.250%, 11/15/20                                                                                        $     3,021,240
 5.500%, 11/15/25                                                                                             34,879,170

Illinois Health Facilities Authority, Revenue Bonds (Southern Illinois Hospital Services), Series 1994,         7,805,129
 5.850%, 3/01/14 (Pre-refunded to 3/01/04)

Illinois Health Facilities Authority, Revenue Bonds (Mercy Hospital and Medical Center Project),                  377,340
 Series 1996, 6.000%, 1/01/06

Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Bonds (Sinai Health System),                 8,730,960
 Series 1996, 6.000%, 2/15/24

Illinois Health Facilities Authority, Revenue Bonds (Centegra Health System), Series 1998:
 5.500%, 9/01/09                                                                                                 531,555
 5.500%, 9/01/10                                                                                                 529,015

Illinois Health Facilities Authority, Revenue Refunding Bonds (The Methodist Medical Center of Illinois),       1,080,080
 Series 1998, 5.500%, 11/15/12

Illinois Health Facilities Authority, Revenue Bonds (Victory Health Service), Series 1997A,                       533,890
 5.750%, 8/15/08

Illinois Health Facilities Authority, Revenue Bonds (OSF Healthcare System), Series 1999,                       8,336,480
 6.250%, 11/15/29

Illinois Health Facilities Authority, Revenue Bonds (Condell Medical Center), Series 2000,                      9,996,271
 7.000%, 5/15/22

Illinois Health Facilities Authority, Revenue Bonds (Passavant Memorial Area Hospital Association),             3,046,350
 Series 2001, 6.000%, 10/01/24

Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, 2002 Series A,                        4,121,760
 Subseries A-2, 5.625%, 8/01/33 (Alternative Minimum Tax)

State of Illinois, General Obligation Bonds (Full Faith and Credit), Series 1993, 5.700%, 4/01/18              10,367,400
 (Pre-refunded to 4/01/03)

State of Illinois, General Obligation Bonds (Illinois FIRST), Series 2000, 5.500%, 6/01/03                      4,600,305

State of Illinois, Build Illinois Bonds, Sales Tax Revenue Bonds, Series S, 5.250%, 6/15/18                    14,625,858

Illinois State Toll Highway Authority, Toll Highway Priority Revenue Bonds, 1992 Series A:
 6.450%, 1/01/13 (Pre-refunded to 1/01/03)                                                                    20,558,800
 6.200%, 1/01/16 (Pre-refunded to 1/01/03)                                                                     9,047,226

Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Revenue Bonds,         45,337,273
 Series 1992A, 6.500%, 6/15/27 (Pre-refunded to 6/15/03)

Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Revenue Bonds,         43,286,800
 Series 2002A, 5.750%, 6/15/41

Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois,               7,830,450
 General Obligation Refunding Bonds, Series 1993C, 5.800%, 6/01/13 (Pre-refunded to 6/01/03)

Forest Preserve District of Will County, Illinois, General Obligation Bonds, Series 1999B,                      4,997,068
 0.000%, 12/01/18
-------------------------------------------------------------------------------------------------------------------------
Indiana - 3.9%

Duneland School Building Corporation, Indiana, First Mortgage Bonds, Series 1997, 5.450%, 8/01/15               7,729,155
 (Pre-refunded to 8/01/07)

Indiana Bond Bank, Hendricks County Redevelopment Authority, Special Program Bonds, Series 1997B,                 864,188
 Pittboro Project, 5.750%, 2/01/08

Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Series 1992A,                   12,039,113
 Methodist Hospital of Indiana, Inc., 5.750%, 9/01/11

Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Series 1993, Daughters of Charity,        52,445,056
 5.750%, 11/15/22

----
38

   Principal                                                                                                      Optional Call
Amount (000) Description                                                                                            Provisions*
--------------------------------------------------------------------------------------------------------------------------------
             Indiana (continued)

  $    5,000 Indianapolis Airport Authority, Indiana, Special Facilities Revenue Bonds, Series 1994, Federal     7/04 at 102.00
              Express Corporation Project, 7.100%, 1/15/17 (Alternative Minimum Tax)

      16,000 Indianapolis Local Public Improvement Bond Bank, Indiana, Series 2002A, Waterworks Project,         7/12 at 100.00
              5.250%, 7/01/33

       2,750 Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Refunding Bonds,                  2/03 at 102.00
              Series 1992D, 6.750%, 2/01/20

      12,500 Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Refunding                  1/03 at 102.00
              Series 1993A, 6.000%, 1/10/18

       2,230 Southwind Housing, Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A,          11/02 at 100.00
              7.125%, 11/15/21
--------------------------------------------------------------------------------------------------------------------------------
             Iowa - 1.1%

       2,035 Iowa Housing Finance Authority, Single Family Mortgage Bonds, 1977 Series A, 5.875%, 8/01/08        2/03 at 100.00

      34,530 Tobacco Settlement Authority, Iowa, Tobacco Settlement Asset-Backed Revenue Bonds,                  6/11 at 101.00
              Series 2001B, 5.300%, 6/01/25
--------------------------------------------------------------------------------------------------------------------------------
             Kansas - 0.3%

         420 Lenexa, Kansas, Multifamily Housing Revenue Refunding Bonds (Barrington Park Apartments             2/03 at 102.00
              Project), Series 1993A, 6.200%, 2/01/08

       7,000 City of Wichita, Kansas, Hospital Facilities Improvement and Refunding Revenue Bonds (Via Christi  11/11 at 101.00
              Health System Inc), 2001 Series III, 5.500%, 11/15/26
--------------------------------------------------------------------------------------------------------------------------------
             Kentucky - 2.4%

       1,000 City of Ashland, Kentucky, Pollution Control Revenue Refunding Bonds (Ashland Inc. Project),          No Opt. Call
              Series 1999, 5.700%, 11/01/09

      27,420 Kenton County Airport Board, Kentucky, Special Facilities Revenue Bonds (Delta Air Lines Project),  2/03 at 101.00
              1992 Series A, 7.125%, 2/01/21 (Alternative Minimum Tax)

             Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured or Guaranteed Mortgage
             Loans), 1993 Series B:
      17,100   5.300%, 7/01/10                                                                                   1/04 at 102.00
      13,400   5.400%, 7/01/14                                                                                   1/04 at 102.00

      16,980 Turnpike Authority of Kentucky, Resource Recovery Road Revenue Refunding Bonds, 1987 Series A,      1/03 at 100.00
              5.000%, 7/01/08
--------------------------------------------------------------------------------------------------------------------------------
             Louisiana - 0.6%

      17,870 Tobacco Settlement Financing Corporation, Louisiana, Asset-Backed Bonds, Series 2001B,              5/11 at 101.00
              5.500%, 5/15/30
--------------------------------------------------------------------------------------------------------------------------------
             Maine - 0.8%

             Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series A:
      13,650   5.650%, 11/15/20                                                                                  2/04 at 102.00
      10,000   5.700%, 11/15/26                                                                                  2/04 at 102.00
--------------------------------------------------------------------------------------------------------------------------------
             Maryland - 0.1%

       2,190 Community Development Administration, Maryland Department of Housing and Community                  1/07 at 102.00
              Development, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16

         500 Maryland Health and Higher Educational Facilities Authority, Refunding Revenue Bonds, Pickersgill   1/07 at 102.00
              Issue, Series 1997A, 5.750%, 1/01/08
--------------------------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.2%

       5,000 Massachusetts Development Finance Authority, Revenue Bonds, Series 2002A, WGBH Educational          1/12 at 101.00
              Foundation, 5.375%, 1/01/42

         800 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and     7/08 at 101.00
              Ear Infirmary Issue, Series B, 5.250%, 7/01/10

         265 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lasell College Issue,     7/09 at 101.00
              Series A, 5.100%, 7/01/11

                                                                                                                      Market
Description                                                                                        Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------
Indiana (continued)

Indianapolis Airport Authority, Indiana, Special Facilities Revenue Bonds, Series 1994, Federal          BBB $     5,329,850
 Express Corporation Project, 7.100%, 1/15/17 (Alternative Minimum Tax)

Indianapolis Local Public Improvement Bond Bank, Indiana, Series 2002A, Waterworks Project,              AAA      16,308,640
 5.250%, 7/01/33

Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Refunding Bonds,                        AA       2,839,375
 Series 1992D, 6.750%, 2/01/20

Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Refunding                       AAA      12,830,250
 Series 1993A, 6.000%, 1/10/18

Southwind Housing, Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A,             AA-***       2,704,143
 7.125%, 11/15/21
----------------------------------------------------------------------------------------------------------------------------
Iowa - 1.1%

Iowa Housing Finance Authority, Single Family Mortgage Bonds, 1977 Series A, 5.875%, 8/01/08             Aaa       2,044,259

Tobacco Settlement Authority, Iowa, Tobacco Settlement Asset-Backed Revenue Bonds,                        A1      30,568,028
 Series 2001B, 5.300%, 6/01/25
----------------------------------------------------------------------------------------------------------------------------
Kansas - 0.3%

Lenexa, Kansas, Multifamily Housing Revenue Refunding Bonds (Barrington Park Apartments                   AA         429,416
 Project), Series 1993A, 6.200%, 2/01/08

City of Wichita, Kansas, Hospital Facilities Improvement and Refunding Revenue Bonds (Via Christi         A+       7,007,840
 Health System Inc), 2001 Series III, 5.500%, 11/15/26
----------------------------------------------------------------------------------------------------------------------------
Kentucky - 2.4%

City of Ashland, Kentucky, Pollution Control Revenue Refunding Bonds (Ashland Inc. Project),            Baa2       1,044,520
 Series 1999, 5.700%, 11/01/09

Kenton County Airport Board, Kentucky, Special Facilities Revenue Bonds (Delta Air Lines Project),        BB      20,013,858
 1992 Series A, 7.125%, 2/01/21 (Alternative Minimum Tax)

Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured or Guaranteed Mortgage
Loans), 1993 Series B:
  5.300%, 7/01/10                                                                                        AAA      17,610,435
  5.400%, 7/01/14                                                                                        AAA      13,666,124

Turnpike Authority of Kentucky, Resource Recovery Road Revenue Refunding Bonds, 1987 Series A,           Aa3      17,039,430
 5.000%, 7/01/08
----------------------------------------------------------------------------------------------------------------------------
Louisiana - 0.6%

Tobacco Settlement Financing Corporation, Louisiana, Asset-Backed Bonds, Series 2001B,                    A1      16,326,032
 5.500%, 5/15/30
----------------------------------------------------------------------------------------------------------------------------
Maine - 0.8%

Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series A:
  5.650%, 11/15/20                                                                                       AA+      13,950,164
  5.700%, 11/15/26                                                                                       AA+      10,197,400
----------------------------------------------------------------------------------------------------------------------------
Maryland - 0.1%

Community Development Administration, Maryland Department of Housing and Community                       Aa2       2,325,276
 Development, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16

Maryland Health and Higher Educational Facilities Authority, Refunding Revenue Bonds, Pickersgill         A-         544,220
 Issue, Series 1997A, 5.750%, 1/01/08
----------------------------------------------------------------------------------------------------------------------------
Massachusetts - 2.2%

Massachusetts Development Finance Authority, Revenue Bonds, Series 2002A, WGBH Educational               AAA       5,160,750
 Foundation, 5.375%, 1/01/42

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and            A         845,344
 Ear Infirmary Issue, Series B, 5.250%, 7/01/10

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lasell College Issue,          Ba1         254,660
 Series A, 5.100%, 7/01/11

----
39

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Massachusetts (continued)

             Massachusetts Industrial Finance
             Agency, Resource Recovery Revenue
              Refunding Bonds, Series 1998A,
              Ogden Haverhill:
  $    1,500  5.450%, 12/01/12 (Alternative       12/08 at 102.00       BBB $     1,366,095
              Minimum Tax)
       1,825  5.500%, 12/01/13 (Alternative       12/08 at 102.00       BBB       1,638,321
              Minimum Tax)

             Massachusetts Water Resources
              Authority, General Revenue
              Refunding Bonds, 1993 Series B:
      14,890  5.250%, 3/01/13                      3/03 at 102.00        AA      15,335,211
      10,795  5.000%, 3/01/22                      3/03 at 100.00        AA      10,796,511

             Massachusetts Water Resources
              Authority, General Revenue Bonds,
              1993 Series C:
      12,705  5.250%, 12/01/20 (Pre-refunded to   12/04 at 102.00       Aaa      13,850,229
              12/01/04)
      13,345  5.250%, 12/01/20                    12/04 at 102.00        AA      13,611,767
-------------------------------------------------------------------------------------------
             Michigan - 6.8%

      15,000 School District of the City of        5/06 at 102.00       AAA      16,947,150
              Detroit, Wayne County, Michigan,
              School Building and Site
              Improvement Bonds (Unlimited Tax
              General Obligation), Series 1996A,
              5.700%, 5/01/25 (Pre-refunded to
              5/01/06)

      10,000 School District of the City of        5/09 at 101.00       AAA       9,597,400
              Detroit, Wayne County, Michigan,
              School Building and Site
              Improvement Bonds (Unlimited Tax
              General Obligation), Series 1998B,
              4.750%, 5/01/28

       3,370 Michigan Higher Education             5/08 at 100.00        AA       3,436,254
              Facilities Authority, Limited
              Obligation Revenue and Revenue
              Refunding Bonds (Aquinas College
              Project), Series 1998C, 5.125%,
              5/01/16

      15,000 State Building Authority, State of   10/07 at 100.00       AA+      15,538,500
              Michigan, 1997 Revenue Bonds
              (Facilities Program), Series II-A,
              4.750%, 10/15/13

             State Building Authority, State of
             Michigan, 1998 Revenue Refunding
              Bonds (Facilities Program),
              Series I:
       5,000  5.250%, 10/15/12                    10/09 at 100.00       AA+       5,501,950
      14,080  4.750%, 10/15/17                    10/09 at 100.00       AA+      14,359,629
      11,735  4.750%, 10/15/21                    10/09 at 100.00       AA+      11,640,651

             Michigan State Hospital Finance
             Authority, Hospital Revenue and
              Refunding Bonds (Detroit Medical
              Center Obligated Group), Series
              1993B:
      19,585  5.750%, 8/15/13                      8/04 at 102.00      BBB-      18,716,209
      70,230  5.500%, 8/15/23                      8/04 at 102.00      BBB-      59,076,774

       3,000 Michigan State Hospital Finance      10/05 at 100.00       AAA       3,459,150
              Authority, Hospital Revenue
              Refunding Bonds (Genesys Health
              System Obligated Group), Series
              1995A, 7.500%, 10/01/27
              (Pre-refunded to 10/01/05)

         855 Michigan State Hospital Finance         No Opt. Call       BBB         890,294
              Authority, Hospital Revenue
              Refunding Bonds (Gratiot Community
              Hospital, Alma, Michigan), Series
              1995, 6.100%, 10/01/07

       1,000 Michigan State Hospital Finance         No Opt. Call       Aaa       1,131,400
              Authority, Hospital Revenue and
              Refunding Bonds (Genesys Regional
              Medical Center Obligated Group),
              Series 1998A, 5.500%, 10/01/08

      12,080 Michigan State Housing Development    4/04 at 102.00       AAA      12,338,150
              Authority, Rental Housing Revenue
              Bonds, 1994 Series B, 5.700%,
              4/01/12

       6,000 Michigan Strategic Fund, Limited      9/11 at 100.00        A-       6,026,640
              Obligation Refunding Revenue Bonds
              (Detroit Edison Company Pollution
              Control), Collateralized Series
              2001C, 5.450%, 9/01/29

         215 Michigan Strategic Fund, Limited        No Opt. Call       BBB         212,749
              Obligation Revenue Bonds (Clark
              Retirement Community Inc.
              Project), Series 1998, 4.900%,
              6/01/08

      16,805 Hospital Finance Authority of the     1/04 at 102.00       AAA      17,149,671
              City of St. Joseph, Michigan,
              Revenue Refunding Bonds (Mercy
              Memorial Medical Center Obligated
              Group), Series 1993, 5.250%,
              1/01/16
-------------------------------------------------------------------------------------------
             Minnesota - 0.5%

       7,015 Minnesota Housing Finance Agency,     2/05 at 102.00       AAA       7,320,784
              Rental Housing Bonds, 1995 Series
              D, 5.800%, 8/01/11

         950 Housing and Redevelopment Authority     No Opt. Call      BBB+         969,675
              of the City of Saint Paul,
              Minnesota, Healthcare Revenue
              Bonds (Regions Hospital Project),
              Series 1998, 5.000%, 5/15/09

       5,000 White Earth Band of Chippewa            No Opt. Call         A       5,652,450
              Indians, Minnesota, Revenue Bonds,
              Series 2000A, 7.000%, 12/01/11
-------------------------------------------------------------------------------------------
             Mississippi - 0.3%

       8,660 Mississippi Business Finance         10/03 at 102.00      BBB-       8,022,278
              Corporation, Pollution Control
              Revenue Refunding Bonds (System
              Energy Resources, Inc. Project),
              Series 1998, 5.875%, 4/01/22

----
40

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Mississippi (continued)

  $      500 Perry County, Mississippi,            3/12 at 100.00       Ba1 $       388,895
              Pollution Control Refunding
              Revenue Bonds (Leaf River Forest
              Project), Series 1999, 5.200%,
              10/01/12
-------------------------------------------------------------------------------------------
             Missouri - 0.5%

             Industrial Development Authority of
             Kansas City, Missouri, Retirement
             Facility Refunding and Improvement
             Revenue Bonds, Series 1998A
             (Kingswood Project):
         800  5.375%, 11/15/09                    11/08 at 102.00       N/R         764,104
       3,650  5.800%, 11/15/17                    11/08 at 102.00       N/R       3,319,055

       1,350 Missouri Housing Development          3/03 at 101.00       AA+       1,371,276
              Commission, Housing Development
              Bonds, Series 1979B (Federally
              Insured Mortgage Bonds), 7.000%,
              9/15/22

         300 Health and Educational Facilities     2/07 at 102.00       N/R         316,707
              Authority of the State of
              Missouri, Health Facilities
              Revenue Bonds, Series 1997,
              5.550%, 2/01/09

         350 Industrial Development Authority of  12/02 at 102.00       N/R         355,926
              the City of St. Louis, Missouri,
              Industrial Revenue Refunding
              Bonds, Series 1992 (Kiel Center
              Multipurpose Arena Project),
              7.625%, 12/01/09 (Alternative
              Minimum Tax)

             City of St. Louis, Missouri, Letter
             of Intent Double Revenue Bonds,
             Series 2000 (Lambert-St. Louis
             International Airport Project):
       2,000  6.000%, 1/01/04                      7/03 at 101.00      BBB-       2,033,200
       4,465  6.000%, 1/01/07                      7/03 at 101.00      BBB-       4,526,617
       1,000  6.125%, 1/01/09                      7/03 at 101.00      BBB-       1,011,000
-------------------------------------------------------------------------------------------
             Montana - 0.2%

       6,325 Montana Health Facility Authority,    6/06 at 102.00      BBB-       6,177,122
              Healthcare Revenue Bonds, Series
              1996 (Community Medical Center,
              Inc.), 6.375%, 6/01/18
-------------------------------------------------------------------------------------------
             Nevada - 0.8%

       5,500 Clark County, Nevada, Industrial     10/04 at 100.00        B-       4,587,880
              Development Revenue Bonds, Nevada
              Power Company Project,
              Series 1995B Refunding, 5.900%,
              10/01/30 (Alternative Minimum Tax)

       5,000 Clark County, Nevada, Las             7/05 at 100.00       AAA       5,105,700
              Vegas-McCarran International
              Airport Passenger Facility Charge
              Revenue Bonds, Series 1995A,
              5.500%, 7/01/25 (Alternative
              Minimum Tax)

       6,000 Director of the State of Nevada,        No Opt. Call       AAA       2,612,400
              Department of Business and
              Industry, Las Vegas Monorail
              Project Revenue Bonds, 1st Tier
              Series 2000, 0.000%, 1/01/19

       1,990 City of Henderson, Nevada, Local     11/02 at 103.00       N/R       1,974,757
              Improvement District No. T-4C,
              Limited Obligation Refunding
              Bonds, Green Valley Properties,
              1999 Series A, 5.900%, 11/01/18

       8,630 Reno, Nevada, Insured Hospital        5/03 at 102.00       AAA       8,952,417
              Revenue Bonds, St. Mary's Regional
              Medical Center, Series 1993A,
              5.800%, 5/15/13
-------------------------------------------------------------------------------------------
             New Hampshire - 0.4%

      10,000 New Hampshire Housing Finance         6/11 at 100.00       Aaa      10,273,600
              Authority, Multifamily Housing
              Bonds, 1994 Series I Remarketed,
              5.600%, 1/01/24 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------
             New Jersey - 0.8%

       1,000 Gloucester County Improvement           No Opt. Call       BBB       1,098,010
              Authority, New Jersey, Solid Waste
              Resource Recovery Revenue
              Refunding Bonds (Waste Management,
              Inc. Project), Series 1999B,
              7.000%, 12/01/29 (Alternative
              Minimum Tax) (Mandatory put
              12/01/09)

         245 New Jersey Economic Development         No Opt. Call       AAA         265,462
              Authority, Insured Revenue Bonds,
              Educational Testing Service Issue,
              Series 1995B, 5.500%, 5/15/05

      22,000 Tobacco Settlement Financing          6/12 at 100.00        A1      20,993,060
              Corporation, New Jersey, Tobacco
              Settlement Asset-Backed Bonds,
              Series 2002, 5.750%, 6/01/32
-------------------------------------------------------------------------------------------
             New Mexico - 0.4%

       5,000 City of Farmington, New Mexico,       4/03 at 100.00        BB       4,842,350
              Pollution Control Refunding
              Revenue Bonds (Southern California
              Edison Company Four Corners
              Project), 1991 Series A, 7.200%,
              4/01/21

          70 New Mexico Educational Assistance       No Opt. Call       Aaa          70,240
              Foundation, Student Loan Revenue
              Bonds, Senior 1992 Series One-A,
              6.300%, 12/01/02 (Alternative
              Minimum Tax)

----
41

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             New Mexico (continued)

  $    7,600 New Mexico Hospital Equipment Loan    8/11 at 101.00        A+ $     7,647,728
              Council, Hospital Revenue Bonds
              (Presbyterian Healthcare
              Services), Series 2001A, 5.500%,
              8/01/21
-------------------------------------------------------------------------------------------
             New York - 5.1%
      11,190 Battery Park City Authority, New     11/03 at 102.00       AAA      11,318,797
              York, Senior Revenue Refunding
              Bonds, Series 1993A, 5.000%,
              11/01/13

       8,000 Metropolitan Transportation          11/12 at 100.00       AAA       8,034,320
              Authority, New York,
              Transportation Revenue Bonds,
              Series 2002A Refunding, 5.000%,
              11/15/30

       2,350 City of New York, New York, General     No Opt. Call         A       2,496,969
              Obligation Bonds, Fiscal 1996
              Series B, 6.000%, 8/15/04

       8,000 City of New York, New York, General   8/03 at 101.50         A       8,204,080
              Obligation Bonds, Fiscal 1994
              Series D, 5.750%, 8/15/11

       7,500 City of New York, New York, General     No Opt. Call         A       8,015,025
              Obligation Bonds, Fiscal 1996
              Series G, 5.900%, 2/01/05

      15,620 City of New York, New York, General   8/06 at 101.50         A      16,970,037
              Obligation Bonds, Fiscal 1997
              Series E, 6.000%, 8/01/16

         300 City of New York, New York, General   8/06 at 101.50         A         329,745
              Obligation Bonds, Fiscal 1997
              Series B, 5.700%, 8/15/07

             City of New York, New York, General
              Obligation Bonds, Fiscal 1995
              Series F:
         700   6.375%, 2/15/06 (Pre-refunded to    2/05 at 101.00       Aaa         774,844
              2/15/05)
      14,000   6.625%, 2/15/25 (Pre-refunded to    2/05 at 101.00       Aaa      15,574,860
              2/15/05)

      10,770 City of New York, New York, General   8/08 at 101.00         A      11,300,207
              Obligation Bonds, Fiscal 1998
              Series J, 5.375%, 8/01/13

       6,435 City of New York, New York, General     No Opt. Call         A       6,856,621
              Obligation Bonds, Fiscal 2001
              Series D, 5.000%, 8/01/07

       8,400 Dormitory Authority of the State of  11/05 at 102.00       AAA       9,362,892
              New York, Beth Israel Medical
              Center Revenue Bonds, Series 1996,
              6.000%, 11/01/15

             Dormitory Authority of the State of
             New York, Mental Health Services
             Facilities Improvement Revenue
             Bonds, Series 1997B:
          35   5.500%, 8/15/17 (Pre-refunded to    2/07 at 102.00    AA-***          39,635
              2/15/07)
       5,965   5.500%, 8/15/17                     2/07 at 102.00       AA-       6,236,646

         750 New York State Housing Finance          No Opt. Call         A         829,275
              Agency, Health Facilities Revenue
              Bonds (New York City), 1996 Series
              A Refunding, 6.000%, 5/01/06

      15,870 State of New York Mortgage Agency,   10/11 at 100.00       Aa1      16,260,402
              Homeowner Mortgage Revenue Bonds,
              Series 101, 5.350%, 4/01/26
              (Alternative Minimum Tax)

      10,270 Power Authority of the State of New   1/03 at 102.00       AAA      10,536,609
              York, General Purpose Bonds,
              Series CC, 5.250%,
              1/01/18 (Pre-refunded to 1/01/03)

             Power Authority of the State of New
              York, Revenue Bonds, Series 2000A:
       4,395   5.500%, 11/15/16                   12/05 at 100.00       Aa2       4,731,569
       3,775   5.500%, 11/15/17                   12/05 at 100.00       Aa2       3,988,854

         800 Port Authority of New York and New      No Opt. Call       N/R         851,456
              Jersey, Special Project Bonds
              (KIAC Partners Project), Series 4,
              7.000%, 10/01/07 (Alternative
              Minimum Tax)

       1,000 Port Authority of New York and New      No Opt. Call       AAA       1,156,750
              Jersey, Special Project Bonds (JFK
              International Air Terminal LLC
              Project), Series 6, 6.250%,
              12/01/10 (Alternative Minimum Tax)

       5,000 Triborough Bridge and Tunnel          1/16 at 100.00    AA-***       5,278,300
              Authority, New York, General
              Purpose Revenue Bonds, Series
              1994A, 4.750%, 1/01/19
              (Pre-refunded to 1/01/16)
-------------------------------------------------------------------------------------------
             North Carolina - 3.6%

       5,000 Charlotte-Mecklenburg Hospital        1/11 at 101.00        AA       4,863,300
              Authority, North Carolina,
              Healthcare System Revenue
              Bonds (DBA Carolinas Healthcare
              System), Series 2001A, 5.000%,
              1/15/31

             North Carolina Eastern Municipal
             Power Agency, Power System Revenue
             Bonds, Refunding Series 1993B:
      11,000   7.000%, 1/01/08                       No Opt. Call       BBB      12,592,030
      69,275   6.250%, 1/01/12                     1/03 at 102.00       BBB      70,945,913

       4,650 North Carolina Eastern Municipal      9/03 at 102.50         A       4,792,615
              Power Agency, Power System Revenue
              Bonds, Series 1985-G,
              5.750%, 12/01/16

       7,855 North Carolina Eastern Municipal      1/03 at 102.00         A       7,960,178
              Power Agency, Power System Revenue
              Bonds, Series 1993-D,
              5.600%, 1/01/16

----
42

     Principal                                        Optional Call                    Market
  Amount (000) Description                              Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------
               North Carolina (continued)

    $    2,500 North Carolina Eastern Municipal      1/09 at 102.00       BBB $     2,580,775
                Power Agency, Power System Revenue
                Bonds, Series 1999B Refunding,
                5.600%, 1/01/15
           905 Housing Authority of the City of     12/02 at 100.00    N/R***         910,149
                Wilmington, North Carolina, First
                Mortgage Revenue Bonds, Series
                1979, 7.750%, 6/01/10
---------------------------------------------------------------------------------------------
               Ohio - 0.1%

               Cleveland-Cuyahoga County Port
               Authority, Ohio, Subordinate
               Refunding Revenue Bonds, Series
               1997 (Rock and Roll Hall of Fame
               and Museum Project):
           360   5.750%, 12/01/07                      No Opt. Call       N/R         387,763
           425   5.850%, 12/01/08                      No Opt. Call       N/R         459,846

         1,000 City of Dayton, Ohio, Special           No Opt. Call       BB+         910,660
                Facilities Revenue Refunding
                Bonds, 1988 Series C (Emery Air
                Freight Corporation and Emery
                Worldwide Airlines, Inc.
                Guarantors), 6.050%, 10/01/09

           900 Miami County, Ohio, Hospital            No Opt. Call      BBB+         959,778
                Facilities Revenue Refunding and
                Improvement Bonds, Series 1996C
                (Upper Valley Medical Center),
                6.000%, 5/15/06
---------------------------------------------------------------------------------------------
               Oregon - 0.7%

         8,720 State of Oregon Department of         5/07 at 101.00       AAA       9,937,486
                Administrative Services,
                Certificates of Participation,
                1997 Series A, 5.800%, 5/01/24
                (Pre-refunded to 5/01/07)

        10,000 State of Oregon, General Obligation  10/11 at 100.00        AA      10,231,800
                Veterans Welfare Bonds, 2001
                Series 81, 5.250%, 10/01/42
---------------------------------------------------------------------------------------------
               Pennsylvania - 3.5%

         1,250 County of Allegheny, Pennsylvania,      No Opt. Call       AAA       1,408,750
                Airport Revenue Refunding Bonds,
                Series 1997A (Pittsburgh
                International Airport), 5.750%,
                1/01/12 (Alternative Minimum Tax)

         7,880 Carbon County Industrial                No Opt. Call      BBB-       8,284,165
                Development Authority,
                Pennsylvania, Resource Recovery
                Revenue Refunding Bonds, 2000
                Series (Panther Creek Partners
                Project), 6.650%, 5/01/10
                (Alternative Minimum Tax)

        10,000 Lehigh County Industrial              9/04 at 102.00       AAA      10,909,400
                Development Authority,
                Pennsylvania, Pollution Control
                Revenue Refunding Bonds, 1994
                Series B (Pennsylvania Power and
                Light Company Project), 6.400%,
                9/01/29

        22,500 Pennsylvania Housing Finance          7/03 at 102.00       AAA      23,138,550
                Agency, Rental Housing Refunding
                Bonds, Issue 1993, 5.750%, 7/01/14

               Pennsylvania Housing Finance
                Agency, Multifamily Housing
                Refunding Bonds, Issue 1992
               (Federal Housing Administration
                Insured Mortgage Loans):
         4,025   8.100%, 7/01/13                     1/03 at 102.00       AAA       4,114,677
        16,830   8.200%, 7/01/24                     1/03 at 102.00       AAA      17,200,765

        16,600 Pennsylvania Intergovernmental        6/03 at 100.00       AAA      16,602,656
                Cooperation Authority, Special Tax
                Revenue Refunding Bonds (City of
                Philadelphia Funding Program),
                Series 1993A, 5.000%, 6/15/22

               Pennsylvania Higher Educational
                Facilities Authority, Geneva
                College Revenue Bonds, Series 1998:
           470   4.900%, 4/01/07                       No Opt. Call      BBB-         482,718
           495   4.950%, 4/01/08                       No Opt. Call      BBB-         506,469

         5,000 City of Philadelphia, Pennsylvania,   7/03 at 102.00       BBB       5,025,550
                Gas Works Revenue Bonds,
                Fourteenth Series, 6.375%, 7/01/26

        11,070 Public Auditorium Authority of        8/09 at 101.00       AAA      11,152,139
                Pittsburgh and Allegheny County,
                Pennsylvania, Hotel Room
                Excise Tax Revenue Bonds, Series
                1999, 5.125%, 2/01/35

         1,500 Municipal Authority of Westmoreland     No Opt. Call       AAA       1,288,440
                County, Pennsylvania, Municipal
                Service Revenue Bonds, Series
                1995A, 0.000%, 8/15/07
---------------------------------------------------------------------------------------------
               Puerto Rico - 2.8%

        11,000 Children's Trust Fund, Puerto Rico,   7/10 at 100.00       AAA      12,862,740
                Tobacco Settlement Asset-Backed
                Bonds, Series 2000,
                6.000%, 7/01/26 (Pre-refunded to
                7/01/10)

        27,500 Children's Trust Fund, Puerto Rico,   5/12 at 100.00        A1      26,474,525
                Tobacco Settlement Asset-Backed
                Bonds, Series 2002 Refunding,
                5.500%, 5/15/39

               Puerto Rico Electric Power
                Authority, Power Revenue Bonds,
                2002 Series II:
         4,200   5.375%, 7/01/19                     7/12 at 101.00       AAA       4,547,214
         5,000   5.000%, 7/01/20                     7/12 at 101.00       AAA       5,177,450
         4,000   5.125%, 7/01/26                     7/12 at 101.00       AAA       4,106,280

        27,500 Puerto Rico Public Finance            2/12 at 100.00      BBB+      28,661,325
                Corporation, Commonwealth
                Appropriation Bonds, 2002 Series
                E, 5.500%, 8/01/29

----
43

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Rhode Island - 1.4%

  $    8,095 Rhode Island Convention Center        5/03 at 100.00       AAA $     8,103,095
              Authority, Refunding Revenue
              Bonds, 1993 Series B, 5.000%,
              5/15/20

      35,000 Tobacco Settlement Financing          6/12 at 100.00        A1      33,839,400
              Corporation of Rhode Island,
              Asset-Backed Bonds, Series 2002A,
              6.125%, 6/01/32
-------------------------------------------------------------------------------------------
             South Carolina - 0.5%

      10,000 Greenville County School District,   12/12 at 101.00       AA-      10,109,500
              South Carolina, Installment
              Purchase Revenue Bonds, Series
              2002, 5.500%, 12/01/28

       4,000 South Carolina Public Service         1/12 at 100.00       AAA       4,026,480
              Authority, Revenue Bonds, Series
              2002B, 5.125%, 1/01/37
-------------------------------------------------------------------------------------------
             South Dakota - 0.1%

       4,000 South Dakota Health and Educational  11/11 at 101.00        A+       3,919,160
              Facilities Authority, Revenue
              Bonds, Sioux Valley Hospital and
              Health System, Series 2001E,
              5.375%, 11/01/24
-------------------------------------------------------------------------------------------
             Tennessee - 0.1%

         500 Memphis-Shelby County Airport           No Opt. Call       BBB         530,540
              Authority, Tennessee, Special
              Facilities Revenue Bonds (Federal
              Express Corporation), Refunding
              Series 1997, 5.350%, 9/01/12

       2,000 Memphis, Tennessee, Sanitary         10/12 at 100.00       AA+       2,027,240
              Sewerage System Revenue Bonds,
              Series 2002, 5.000%, 10/01/21
-------------------------------------------------------------------------------------------
             Texas - 6.4%

       1,000 Alliance Airport Authority, Inc.,       No Opt. Call       BB-         300,000
              Texas, Special Facilities Revenue
              Bonds (American Airlines, Inc.
              Project), Series 1991, 7.000%,
              12/01/11 (Alternative Minimum Tax)

       2,000 City of Austin, Texas, Combined      11/06 at 100.00       AAA       2,077,000
              Utility Systems Revenue Refunding
              Bonds, Series 1996B,
              5.700%, 11/15/21

      29,500 Brazos River Authority, Texas,        2/03 at 100.00       AAA      29,585,255
              Collateralized Revenue Refunding
              Bonds (Houston Lighting and Power
              Company Project), Series 1995,
              5.800%, 8/01/15

         345 Brazos Higher Education Authority,      No Opt. Call       Aaa         346,163
              Inc., Texas, Student Loan Revenue
              Refunding Bonds, Series 1993A-1,
              6.200%, 12/01/02 (Alternative
              Minimum Tax)

       4,000 Brazos River Harbor Navigation        5/12 at 101.00         A       3,947,320
              District, Braoria County, Texas,
              Environmental Facilities Revenue
              Bonds (Dow Chemical Company
              Project), 2002 Series A-6, 6.250%,
              5/15/33 (Alternative Minimum Tax)
              (Mandatory put 5/15/17)

       6,585 Crowley Independent School            8/08 at 100.00       AAA       7,573,935
              District, Tarrant and Johnson
              Counties, Texas, General
              Obligation Bonds, Series 1997,
              6.500%, 8/01/23

       3,000 Goose Creek Consolidated                No Opt. Call       AAA       2,366,130
              Independent School District,
              Texas, Unlimited Tax Refunding
              Bonds, Series 1993, 0.000%, 2/15/09

             Grapevine-Colleyville Independent
             School District, Tarrant and Dallas
             Counties, Texas, Unlimited Tax
             School Building and Refunding
             Bonds, Series 1998:
       4,890   0.000%, 8/15/19                       No Opt. Call       AAA       2,070,133
      10,000   0.000%, 8/15/24                       No Opt. Call       AAA       3,036,300

      25,900 Harris County, Texas, Toll Road       8/04 at 102.00       AAA      27,734,756
              Senior Lien Revenue Refunding
              Bonds, Series 1994, 5.300%, 8/15/13

       7,000 Harris County Health Facilities       2/03 at 100.00       AAA       7,097,370
              Development Corporation, Texas,
              Hospital Revenue Bonds (Saint
              Luke's Episcopal Hospital
              Project), Series 1991A, 6.750%,
              2/15/21

      20,900 City of Houston, Texas, Water and    12/12 at 100.00       AAA      20,758,716
              Sewer System Junior Lien Revenue
              Refunding Bonds, Series 2002A,
              5.000%, 12/01/30

       6,000 City of Houston, Texas, Water and    12/12 at 100.00       AAA       6,797,460
              Sewer System Junior Lien Revenue
              Forward Refunding Bonds, Series
              2002B, 5.750%, 12/01/15

      16,630 City of Houston, Texas, Water and       No Opt. Call       AAA       5,626,095
              Sewer System Junior Lien Revenue
              Refunding Bonds, Series 1998A,
              0.000%, 12/01/22

      10,000 City of Houston, Texas, Water and    12/11 at 100.00       AAA      11,128,600
              Sewer System Junior Lien Revenue
              Bonds, Series 2001A Refunding,
              5.500%, 12/01/14

      10,000 Jefferson County Health Facilities    8/11 at 100.00       AAA      10,288,900
              Development Corporation, Texas,
              FHA-Insured Mortgage Revenue Bonds
              (Baptist Hospital of Southeast
              Texas), Series 2001, 5.500%,
              8/15/41

----
44

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Texas (continued)

             Sam Rayburn Municipal Power Agency,
             Texas, Power Supply System Revenue
             Refunding Bonds, Series 2002A:
  $    8,615   6.000%, 10/01/16                   10/12 at 100.00      Baa2 $     9,119,322
       9,450   6.000%, 10/01/21                   10/12 at 100.00      Baa2       9,471,074

       4,100 State of Texas Public Finance         4/08 at 100.00       Aa1       4,313,077
              Authority, General Obligation
              Bonds, Series 1997 Refunding,
              5.000%, 10/01/15

       2,105 State of Texas, Water General         8/12 at 100.00       Aa1       2,156,109
              Obligation Bonds, Series 2002A,
              5.400%, 8/01/32 (Alternative
              Minimum Tax)

         535 Texas Department of Housing and         No Opt. Call         A         549,242
              Community Affairs, Multifamily
              Housing Revenue Bonds (NHP
              Foundation - Asmara Project),
              Series 1996A, 5.800%, 1/01/06

      16,500 Texas Water Development Board,        7/04 at 102.00       AAA      17,461,290
              State Revolving Fund, Senior Lien
              Revenue Bonds, Series 1993,
              5.250%, 7/15/15

       1,100 Tomball Hospital Authority, Texas,      No Opt. Call      Baa2       1,152,998
              Hospital Revenue Bonds (Tomball
              Regional Hospital), Series 1999,
              5.500%, 7/01/09
-------------------------------------------------------------------------------------------
             Utah - 0.5%

       5,000 Intermountain Power Agency, Utah,     7/07 at 102.00       AAA       5,523,050
              Power Supply Revenue Refunding
              Bonds, 1997 Series B,
              5.750%, 7/01/19

             Intermountain Power Agency, Utah,
              Power Supply Revenue Refunding
              Bonds, 1993 Series A:
       5,250   5.500%, 7/01/13                     7/03 at 102.00     A+***       5,471,865
       3,050   5.500%, 7/01/13                     7/03 at 102.00        A+       3,133,418

         680 Layton, Utah, Industrial             12/02 at 100.00       N/R         412,250
              Development Revenue Bonds (C.D.I.
              Ltd. Project - K-Mart Guaranteed),
              8.750%, 6/01/05

         290 Salt Lake County, Utah, College      10/07 at 101.00       BBB         302,496
              Revenue Bonds (Westminster College
              of Salt Lake City Project),
              Series 1997, 5.200%, 10/01/09
-------------------------------------------------------------------------------------------
             Vermont - 0.0%

          75 University of Vermont and State       1/03 at 100.00     A+***          75,580
              Agricultural College, Housing,
              Dining and Student Services
              Facilities System Bonds, Lot 1
              Series 1969-A, 6.300%, 7/01/06
              (Pre-refunded to 1/01/03)
-------------------------------------------------------------------------------------------
             Virgin Islands - 0.0%

         385 Virgin Islands Port Authority,        3/03 at 101.00       BBB         388,642
              Airport Revenue Bonds, Refunding
              Series 1998A, 4.500%, 9/01/05
              (Alternative Minimum Tax)

       1,000 Virgin Islands Water and Power        7/08 at 101.00       N/R       1,053,020
              Authority, Electric System Revenue
              and Refunding Bonds, 1998
              Series, 5.250%, 7/01/09
-------------------------------------------------------------------------------------------
             Virginia - 1.7%

         500 Pocahontas Parkway Association,         No Opt. Call      BBB-         457,815
              Virginia, Route 895 Connector Toll
              Road Revenue Bonds, Senior Current
              Interest Series 1998A, 5.250%,
              8/15/07

         555 Prince William County Park           10/09 at 101.00        A3         601,798
              Authority, Virginia, Park
              Facilities Revenue Refunding and
              Improvement Bonds, Series 1999,
              5.375%, 10/15/11

             Virginia Housing Development
              Authority, Multifamily Housing
              Bonds, Series 1993C:
      19,080   5.550%, 5/01/08                     5/03 at 102.00       AA+      19,462,936
      28,075   5.900%, 5/01/14                     5/03 at 102.00       AA+      28,635,658
-------------------------------------------------------------------------------------------
             Washington - 6.3%

       3,990 Public Utility District No. 1 of      1/03 at 100.00        AA       3,990,200
              Chelan County, Washington, Rocky
              Reach Hydro-Electric System
              Revenue Bonds, Series 1968,
              5.125%, 7/01/23

       7,500 Public Utility District No. 1 of      3/03 at 100.50        AA       7,447,500
              Douglas County, Washington, Wells
              Hydro-Electric Revenue Bonds,
              Series 1963, 4.000%, 9/01/18

       1,175 Public Utility District No. 2 of      5/04 at 100.00       AAA       1,251,117
              Pacific County, Washington,
              Electric Revenue Bonds, Series
              1994, 6.150%, 5/01/14
              (Pre-refunded to 5/01/04)

       4,515 City of Seattle, Washington,         11/03 at 101.00       Aa3       4,589,543
              Municipal Light and Power Revenue
              Bonds, Senior Lien Series 1993,
              5.375%, 11/01/18

----
45

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                            Optional Call                    Market
Amount (000) Description                                  Provisions* Ratings**           Value
-----------------------------------------------------------------------------------------------
             Washington (continued)

  $    7,250 Municipality of Metropolitan Seattle,     1/03 at 102.00       AAA $     7,443,503
              Washington, Sewer Refunding Revenue
              Bonds, Series Y, 5.700%, 1/01/12
              (Pre-refunded to 1/01/03)

       5,000 Washington Public Power Supply System,      No Opt. Call       Aa1       6,386,700
              Nuclear Project No. 1 Refunding
              Revenue Bonds, Series 1989B, 7.125%,
              7/01/16

             Washington Public Power Supply System,
             Nuclear Project No. 1 Refunding Revenue
             Bonds, Series 1993A:
       1,650   7.000%, 7/01/07                           No Opt. Call       Aa1       1,922,432
      12,610   7.000%, 7/01/07                           No Opt. Call    Aa1***      14,968,827
      18,500   5.750%, 7/01/13 (Pre-refunded to        7/03 at 102.00    Aa1***      19,370,795
              7/01/03)
      12,260   5.700%, 7/01/17                         7/03 at 102.00       AAA      12,758,001

       7,805 Washington Public Power Supply System,      No Opt. Call       Aa1       9,321,512
              Nuclear Project No. 1 Refunding
              Revenue Bonds, Series 1993B, 7.000%,
              7/01/09

      10,000 Washington Public Power Supply System,    7/03 at 102.00       Aa1      10,228,300
              Nuclear Project No. 1 Refunding
              Revenue Bonds, Series 1993C, 5.375%,
              7/01/15

       8,835 Washington Public Power Supply System,    7/03 at 102.00       Aa1       9,059,851
              Nuclear Project No. 3 Refunding
              Revenue Bonds, Series 1993B, 5.700%,
              7/01/18

             Washington Public Power Supply System,
             Nuclear Project No. 3 Refunding Revenue
             Bonds, Series 1993C:
       9,180   5.300%, 7/01/10                         7/03 at 102.00       Aa1       9,444,659
      51,070   5.375%, 7/01/15                         7/03 at 102.00       Aa1      52,235,928
      11,745   5.500%, 7/01/18                         7/03 at 102.00       Aa1      11,972,735
-----------------------------------------------------------------------------------------------
             Wisconsin - 4.6%

       5,000 Madison, Wisconsin, Industrial            4/12 at 100.00       AA-       5,136,499
              Development Revenue Refunding Bonds
              (Madison Gas and Electric Company
              Projects), Series 2002A, 5.875%,
              10/01/34 (Alternative Minimum Tax)

       3,665 Wisconsin Housing and Economic              No Opt. Call     AA***       4,084,898
              Development Authority, Insured
              Mortgage Revenue Refunding Bonds, 1977
              Series A, 5.800%, 6/01/17

      10,000 Wisconsin Housing and Economic            9/08 at 101.50        AA      10,183,799
              Development Authority, Homeownership
              Revenue Bonds, 1998 Series B, 5.500%,
              9/01/27 (Alternative Minimum Tax)

       3,545 Wisconsin Housing and Economic            9/11 at 100.00        AA       3,625,010
              Development Authority, Homeownership
              Revenue Bonds, 2002 Series A, 5.300%,
              9/01/18

      30,325 Wisconsin Housing and Economic           12/03 at 102.00        AA      31,288,121
              Development Authority, Housing Revenue
              Bonds, 1993 Series C, 5.800%, 11/01/13

      10,500 Wisconsin Health and Educational         11/02 at 101.00       AAA      10,623,479
              Facilities Authority, Revenue Bonds
              (Columbia Hospital, Inc.),
              Series 1991, 6.250%, 11/15/21
              (Pre-refunded to 11/15/02)

       7,695 State of Wisconsin, Petroleum               No Opt. Call       AA-       7,884,989
              Inspection Fee Revenue Bonds, 2000
              Series A, 5.500%, 7/01/03

       4,060 Wisconsin Health and Educational         10/04 at 102.00       AAA       4,385,408
              Facilities Authority, Revenue Bonds
              (Froedtert Memorial Lutheran Hospital,
              Inc.), Series 1994A, 5.875%, 10/01/13

       6,000 Wisconsin Health and Educational         12/02 at 102.00       AAA       6,135,479
              Facilities Authority, Revenue Bonds
              (Meriter Hospital, Inc.),
              Series 1992A, 6.000%, 12/01/22

      17,000 Wisconsin Health and Educational          8/03 at 102.00       AAA      17,079,559
              Facilities Authority, Revenue Bonds
              (Aurora Health Care Obligated Group),
              Series 1993, 5.250%, 8/15/23

      31,000 Wisconsin Health and Educational          5/06 at 102.00       AAA      32,663,459
              Facilities Authority, Revenue Bonds
              (Aurora Medical Group, Inc. Project),
              Series 1996, 5.750%, 11/15/25

         750 Wisconsin Health and Educational         10/07 at 101.00       BBB         773,189
              Facilities Authority, Revenue Bonds
              (Carroll College, Inc. Project),
              Series 1998, 5.000%, 10/01/09
-----------------------------------------------------------------------------------------------
             Wyoming - 0.1%

       3,000 Wyoming Community Development             6/11 at 100.00        AA       3,039,989
              Authority, Housing Revenue Bonds, 2001
              Series 1, 5.375%, 6/01/22 (Alternative
              Minimum Tax)
-----------------------------------------------------------------------------------------------
  $2,801,525 Total Long-Term Investments (cost                                    2,810,086,427
              $2,650,734,714) - 97.0%
-----------------------------------------------------------------------------------------------
  ----------

----
46

   Principal                                          Optional Call                    Market
Amount (000) Description                                Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------
             Short-Term Investments - 0.6%

  $    2,200 Metropolitan Nashville Airport                              A-1+ $     2,200,000
              Authority, Tennessee, Special
              Facilities Revenue Bonds (American
              Airlines, Inc. Project Refunding),
              Variable Rate Demand Obligations,
              Series 1995, 2.000%, 10/01/12+

       3,400 Metropolitan Nashville Airport                              A-1+       3,400,000
              Authority, Tennessee, Special
              Facilities Revenue Bonds (American
              Airlines, Inc. Project), Variable Rate
              Demand Bonds, Series B, 2.000%,
              10/01/12+

       2,400 Minnesota Higher Education Facilities                     VMIG-1       2,400,000
              Authority, Revenue Bonds (Saint Olaf
              College), Variable Rate Demand Bonds,
              Series 2002-5M1, 1.950%, 10/01/32+

       2,500 New Jersey Economic Development                           VMIG-1       2,500,000
              Authority, Revenue Bonds
              (Lawrenceville School Project),
              Variable Rate Demand Obligations,
              Series 2001, 1.650%, 7/01/31+

       6,300 University of Michigan, University                        VMIG-1       6,300,000
              Hospital Revenue Refunding Bonds,
              Variable Rate Demand Bonds,
              Series A-2, 1.900%, 12/01/24+
---------------------------------------------------------------------------------------------
  $   16,800 Total Short-Term Investments (cost                                    16,800,000
              $16,800,000)
---------------------------------------------------------------------------------------------
  ----------
             Other Assets Less Liabilities - 2.4%                                  69,243,808
             -------------------------------------------------------------------------------
             Net Assets - 100%                                                $ 2,896,130,235
             -------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser believes United will remain current on their interest payment obligations with respect to these bonds, which relate to essential operating facilities.
          N/R Investment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                See accompanying notes to financial statements.

----
47

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND
October 31, 2002

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Alabama - 2.2%

   $   4,585 Alabama Public School and College       No Opt. Call        AA $     5,027,361
              Authority, Capital Improvement
              Revenue Bonds, Series 2002A,
              5.000%, 2/01/12

       3,815 Alabama 21st Century Authority,      12/11 at 101.00       Aa1       3,956,804
              Tobacco Settlement Revenue Bonds,
              Series 2001, 5.500%, 12/01/12

       6,100 Cullman Medical Clinic Board,         2/03 at 102.00      Baa2       6,185,461
              Alabama, Revenue Bonds (Cullman
              Regional Medical Center), Series
              1993A Refunding, 6.500%, 2/15/13
-------------------------------------------------------------------------------------------
             Alaska - 0.2%

       1,250 Alaska Student Loan Corporation,        No Opt. Call       AAA       1,334,625
              Student Loan Revenue Bonds, 1997
              Series A, 5.200%, 7/01/06
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------
             Arizona - 0.3%

       2,000 City of Tucson, Arizona, General        No Opt. Call       AAA       2,177,380
              Obligation Refunding Bonds, Series
              1995, 5.375%, 7/01/05
-------------------------------------------------------------------------------------------
             Arkansas - 1.0%

       1,170 Arkansas Development Finance          2/03 at 102.00        AA       1,196,325
              Authority, Single Family Mortgage
              Revenue Refunding Bonds, 1991
              Series A (FHA-Insured or VA
              Guaranteed Mortgage Loans),
              8.000%, 8/15/11

             Sebastian County Public Health
             Facilities Board, Arkansas,
             Hospital Revenue Improvement Bonds,
             Series 2001A (Sparks Regional
             Medical Center):
       1,620   5.500%, 11/01/11                      No Opt. Call        A2       1,749,389
       3,415   5.500%, 11/01/12                   11/11 at 101.00        A2       3,683,863
-------------------------------------------------------------------------------------------
             California - 3.7%

      11,750 California Higher Education Loan        No Opt. Call        A2      12,538,073
              Authority, Inc., Student Loan
              Revenue Refunding Bonds,
              Subordinated 1994 Series D,
              6.500%, 6/01/05 (Alternative
              Minimum Tax)

             California Statewide Communities
             Development Authority, Certificates
             of Participation, Rio Bravo Fresno
             Project, Series 1999A Refunding:
       2,000   5.550%, 12/01/02                      No Opt. Call       N/R       2,004,260
       2,000   5.600%, 12/01/03                      No Opt. Call       N/R       2,052,260

       5,000 California Statewide Communities        No Opt. Call      BBB+       5,306,800
              Development Authority, Multifamily
              Housing Refunding Bonds, Archstone
              Oakridge Apartments, Issue 1999E,
              Archstone Communities Trust,
              5.300%, 6/01/29 (Mandatory put
              6/01/08)

       1,250 Long Beach Aquarium of the Pacific,     No Opt. Call       AAA       1,329,900
              California, Revenue Bonds,
              Aquarium of the Pacific Project,
              1995 Series A, 5.750%, 7/01/05

             Sacramento Cogeneration Authority,
             California, Cogeneration Project
             Revenue Bonds, Procter & Gamble
             Project, 1995 Series:
         500   6.000%, 7/01/03                       No Opt. Call       BBB         513,180
         500   7.000%, 7/01/04                       No Opt. Call       BBB         537,805

       1,235 Taft Public Financing Authority,        No Opt. Call         A       1,296,676
              California, Lease Revenue Bonds,
              Community Correctional Facility
              Acquisition Project, 1997 Series
              A, 5.500%, 1/01/06
-------------------------------------------------------------------------------------------
             Colorado - 4.3%

       9,000 E-470 Public Highway Authority,        8/05 at 95.92       AAA       8,050,410
              Arapahoe County, Colorado, Capital
              Improvement Trust Fund Highway
              Revenue Bonds (E-470 Project),
              Senior Series C, 0.000%, 8/31/06
              (Pre-refunded to 8/31/05)

       5,000 Central Platte Valley Metropolitan      No Opt. Call        A+       5,279,400
              District, Colorado, General
              Obligation Bonds, Series 2001A
              Refunding, 5.000%, 12/01/31
              (Mandatory put 12/01/09)

       1,335 Colorado Health Facilities              No Opt. Call      BBB+       1,405,702
              Authority, Revenue Bonds (Covenant
              Retirement Communities Inc.),
              Series 1995, 5.650%, 12/01/04

             Colorado Health Facilities
             Authority, Hospital Revenue Bonds
             (Parkview Medical Center, Inc.
             Project), Series 2001:
         660   5.300%, 9/01/07                       No Opt. Call      Baa1         698,372
         690   5.400%, 9/01/08                       No Opt. Call      Baa1         728,564
         830   5.500%, 9/01/09                       No Opt. Call      Baa1         874,712
       3,500 City and County of Denver,              No Opt. Call       AAA       3,724,910
              Colorado, Airport System Revenue
              Refunding Bonds, Series
              2002E, 5.000%, 11/15/10
              (Alternative Minimum Tax)

----
48

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Colorado (continued)

    $  2,975 City and County of Denver,              No Opt. Call       AAA $     3,186,582
              Colorado, Airport System Revenue
              Bonds, Series 1996A, 5.750%,
              11/15/04 (Alternative Minimum Tax)

       5,000 City and County of Denver,           11/06 at 101.00       AAA       5,404,450
              Colorado, Airport System Revenue
              Bonds, Series 1996C, 5.375%,
              11/15/07 (Alternative Minimum Tax)

         730 Eagle County Air Terminal               No Opt. Call       N/R         721,123
              Corporation, Colorado, Airport
              Terminal Project Revenue Bonds,
              Series 1996, 6.750%, 5/01/06
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------
             Connecticut - 1.1%

       1,000 City of Bridgeport, Connecticut,        No Opt. Call       AAA       1,105,970
              General Obligation Refunding
              Bonds, Series 1996A, 6.000%,
              9/01/05

         600 State of Connecticut Health and         No Opt. Call       BBB         612,276
              Educational Facilities Authority,
              Revenue Bonds, Quinnipiac College
              Issue, Series D, 5.625%, 7/01/03

         850 State of Connecticut Health and         No Opt. Call       BBB         891,217
              Educational Facilities Authority,
              Revenue Bonds, Hospital for
              Special Care Issue, Series B,
              5.125%, 7/01/07

             Connecticut Development Authority,
             First Mortgage Gross Revenue
             Healthcare Project Refunding Bonds
             (Church Homes, Inc., Congregational
             Avery Heights Project), 1997 Series:
         330  5.100%, 4/01/04                        No Opt. Call       BBB         333,366
         900  5.200%, 4/01/05                        No Opt. Call       BBB         911,070
         935  5.300%, 4/01/06                        No Opt. Call       BBB         945,163

       3,000 Housing Authority of the City of        No Opt. Call        A3       2,960,940
              Stamford, Connecticut, Multifamily
              Housing Revenue Refunding Bonds
              (The Fairfield Apartments
              Project), Series 1998, 4.750%,
              12/01/28 (Alternative Minimum Tax)
              (Mandatory put 12/01/08)
-------------------------------------------------------------------------------------------
             Delaware - 0.6%

       2,000 Delaware Economic Development           No Opt. Call        A3       1,992,540
              Authority, Pollution Control
              Refunding Revenue Bonds (Delmarva
              Power and Light Company Project),
              Series 2000C, 5.500%, 7/01/25
              (Mandatory put 7/01/10)

       2,155 Delaware Economic Development           No Opt. Call        A3       2,147,134
              Authority, Pollution Control
              Refunding Revenue Bonds (Delmarva
              Power and Light Company Project),
              Series 2000D, 5.650%, 7/01/28
              (Alternative Minimum Tax)
              (Mandatory put 7/01/10)
-------------------------------------------------------------------------------------------
             District of Columbia - 1.1%

       7,090 District of Columbia Tobacco            No Opt. Call        A1       7,509,515
              Settlement Financing Corporation,
              Tobacco Settlement Asset-Backed
              Bonds, Series 2001, 6.000%, 5/15/11
-------------------------------------------------------------------------------------------
             Florida - 0.9%

       4,940 Housing Finance Authority of Polk     7/05 at 101.00       AAA       5,247,910
              County, Florida, Multifamily
              Housing Revenue Bonds (Winter Oaks
              Apartments Project), Series 1997A,
              5.250%, 7/01/22 (Mandatory put
              7/01/07)

       1,130 Sanford Airport Authority, Florida,     No Opt. Call       N/R       1,124,022
              Industrial Development Revenue
              Bonds (Central Florida Terminals
              Inc. Project), Series 1995A,
              7.300%, 5/01/04 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------
             Georgia - 0.5%

       3,000 City of Atlanta, Georgia, Airport       No Opt. Call       AAA       3,368,400
              Facilities Revenue Refunding
              Bonds, Series 1996, 6.500%, 1/01/06
-------------------------------------------------------------------------------------------
             Illinois - 2.7%

       1,010 Village of Channahon, Illinois,         No Opt. Call      BBB+       1,039,189
              Revenue Refunding Bonds (Morris
              Hospital), Series 1999, 5.000%,
              12/01/04

       4,275 Chicago Housing Authority,              No Opt. Call     AA***       4,536,331
              Illinois, Capital Program Revenue
              Bonds, Series 2001, 5.000%, 7/01/08

       5,000 City of Chicago, Illinois, Chicago      No Opt. Call        Ca         701,250
              O'Hare International Airport,
              Special Facility Revenue Bonds
              (United Air Lines, Inc. Project),
              Series 2001A, 5.800%, 11/01/35
              (Alternative Minimum Tax)
              (Mandatory put 5/01/07)#

       7,500 Granite City, Illinois, Waste           No Opt. Call       BBB       7,593,075
              Disposal Revenue Bonds (Waste
              Management Inc. Project), Series
              2002, 5.000%, 5/01/27 (Alternative
              Minimum Tax) (Mandatory put
              5/01/05)

       1,500 Illinois Health Facilities              No Opt. Call        A-       1,592,595
              Authority, Revenue Refunding Bonds
              (Sarah Bush Lincoln Health
              Center), Series 1996B, 5.500%,
              2/15/06

----
49

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                       Optional Call                    Market
Amount (000) Description                             Provisions* Ratings**           Value
------------------------------------------------------------------------------------------
             Illinois (continued)

    $  2,000 Illinois Health Facilities             No Opt. Call      Baa1 $     2,131,080
              Authority, Revenue Bonds (Loyola
              University Health System), Series
              2001A, 5.750%, 7/01/11

       1,350 State of Illinois, General             No Opt. Call        AA       1,486,485
              Obligation Bonds (Illinois FIRST),
              Series 2002, 5.000%, 10/01/07
------------------------------------------------------------------------------------------
             Indiana - 2.1%

             City of Goshen, Indiana, Revenue
              Refunding Bonds, Series 1998
              (Greencroft Obligated Group):
         715  5.150%, 8/15/05                       No Opt. Call       N/R         718,496
         790  5.250%, 8/15/07                       No Opt. Call       N/R         781,192
         680  5.300%, 8/15/08                       No Opt. Call       N/R         666,359
         775  5.350%, 8/15/09                     8/08 at 101.00       N/R         752,835

             Hendricks County Redevelopment
              Authority, Indiana Bond Bank,
              Special Program Bonds, Series 1997B
             (Pittboro Project):
       1,525   5.250%, 2/01/03                      No Opt. Call        A+       1,536,438
       1,075   5.400%, 2/01/04                      No Opt. Call        A+       1,115,044

       4,150 City of Rockport, Indiana,             No Opt. Call      BBB+       4,051,604
              Pollution Control Revenue
              Refunding Bonds, Series 2002A
              (Indiana Michigan Power Company
              Project), 4.900%, 6/01/25
              (Mandatory put 6/01/07)

       5,000 Sullivan, Indiana, Pollution         5/03 at 102.00      BBB+       5,124,500
              Control Revenue Refunding Bonds,
              Series 1993C (Indiana Michigan
              Power Company Project), 5.950%,
              5/01/09
------------------------------------------------------------------------------------------
             Iowa - 0.4%

             Tobacco Settlement Authority, Iowa,
              Tobacco Settlement Asset-Backed
              Revenue Bonds, Series 2001B:
       1,955   5.500%, 6/01/11                      No Opt. Call       Aa3       1,999,848
       1,025   5.500%, 6/01/12                    6/11 at 101.00       Aa3       1,043,665
------------------------------------------------------------------------------------------
             Kansas - 0.7%

       5,000 Burlington, Kansas, Environmental      No Opt. Call        A2       5,043,450
              Improvement Revenue Bonds (Kansas
              City Power and Light Company
              Project), Series 1998A, 4.750%,
              9/01/15 (Mandatory put 10/01/07)
------------------------------------------------------------------------------------------
             Kentucky - 6.0%

       7,500 City of Ashland, Kentucky,             No Opt. Call      Baa2       7,833,900
              Pollution Control Revenue
              Refunding Bonds (Ashland Inc.
              Project), Series 1999,
              5.700%, 11/01/09

       3,180 County of Christian, Kentucky,         No Opt. Call        A-       3,400,883
              Hospital Revenue and Refunding
              Bonds (Jennie Stuart Medical
              Center), Series 1997A,
              5.500%, 7/01/06

             City of Jeffersontown, Kentucky,
              Public Projects Refunding and
              Improvement Certificates of
              Participation:
         235   4.650%, 11/01/02                     No Opt. Call        A3         235,000
         370   4.750%, 11/01/03                     No Opt. Call        A3         379,809

       5,285 Kenton County Airport Board,           No Opt. Call       AAA       5,809,061
              Kentucky, Cincinnati-Northern
              Kentucky International Airport
              Revenue Refunding Bonds, Series
              2002A, 5.625%, 3/01/09
              (Alternative Minimum Tax)

             Kentucky Economic Development
             Finance Authority, Hospital System
             Refunding and Improvement Revenue
             Bonds (Appalachian Regional
             Healthcare, Inc. Project), Series
             1997:
       2,670   5.300%, 10/01/05                     No Opt. Call       BB-       2,621,700
       1,315   5.400%, 10/01/06                     No Opt. Call       BB-       1,277,772

         435 Kentucky Higher Education Student      No Opt. Call       Aaa         445,788
              Loan Corporation, Insured Student
              Loan Revenue Bonds, Series 1991B,
              6.800%, 6/01/03 (Alternative
              Minimum Tax)

             Kentucky Infrastructure Authority,
             Revenue and Revenue Refunding Bonds
             (Governmental Agencies Program),
             1995 Series H:
       1,945   5.300%, 8/01/03                      No Opt. Call       AA-       1,996,348
       1,000   5.500%, 8/01/05                      No Opt. Call       AA-       1,086,160

       1,000 Turnpike Authority of Kentucky,        No Opt. Call       Aa3       1,150,310
              Resource Recovery Road Revenue
              Refunding Bonds, 1985 Series A,
              9.625%, 7/01/05

       1,730 Regional Airport Authority of          No Opt. Call      Baa3       1,617,308
              Louisville and Jefferson County,
              Kentucky, Special Facilities
              Revenue Bonds (Airis Louisville,
              L.L.C. Project), 1999 Series A,
              5.000%, 3/01/09

----
50

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Kentucky (continued)

    $  3,125 Mount Sterling, Kentucky, Lease         No Opt. Call       Aa3 $     3,161,219
              Revenue Bonds (Kentucky League of
              Cities Funding Program),
              Series 1993A, 5.625%, 3/01/03

      10,800 City of Owensboro, Kentucky,            No Opt. Call       AAA      10,550,952
              Electric Light and Power System
              Revenue Bonds, Series
              1993A, 0.000%, 1/01/04
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------
             Louisiana - 1.6%

       6,000 Parish of East Baton Rouge, State       No Opt. Call       BBB       6,013,680
              of Louisiana, Pollution Control
              Refunding Revenue Bonds
              (Hoechst Celanese Corporation
              Project), Series 1993, 5.400%,
              12/01/02

       4,950 Parish of St. Charles, State of         No Opt. Call      BBB-       4,933,418
              Louisiana, Pollution Control
              Revenue Refunding Bonds (Entergy
              Louisiana, Inc. Project), Series
              1999A, 4.900%, 6/01/30 (Mandatory
              put 6/01/05)
-------------------------------------------------------------------------------------------
             Maine - 0.1%

         845 Maine Educational Loan Marketing     11/02 at 101.00        A2         855,165
              Corporation, Student Loan Revenue
              Bonds, Subordinated Series 1992-A2
              Refunding, 6.600%, 5/01/05
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------
             Maryland - 0.9%

             Maryland Energy Financing
             Administration, Limited Obligation
             Solid Waste Disposal Revenue Bonds
             (Wheelabrator Water Technologies
             Baltimore L.L.C. Projects), 1996
             Series:
       2,280  5.650%, 12/01/03 (Alternative          No Opt. Call        A-       2,355,810
              Minimum Tax)
       1,000  5.850%, 12/01/05 (Alternative          No Opt. Call        A-       1,080,400
              Minimum Tax)

       2,400 Northeast Maryland Waste Disposal       No Opt. Call       AAA       2,549,976
              Authority, Resource Recovery
              Revenue Refunding Bonds (Southwest
              Resource Recovery Facility),
              Series 1993, 7.150%, 1/01/04
-------------------------------------------------------------------------------------------
             Massachusetts - 4.2%

       1,660 Massachusetts Educational Financing     No Opt. Call       AAA       1,741,506
              Authority, Education Loan Revenue
              Bonds, Issue E, Series 1995,
              5.700%, 7/01/04 (Alternative
              Minimum Tax)

             Massachusetts Educational Financing
              Authority, Education Loan Revenue
              Bonds, Issue E, Series 1997B:
       1,545  5.250%, 7/01/06 (Alternative           No Opt. Call       AAA       1,673,451
              Minimum Tax)
       2,185  5.350%, 7/01/07 (Alternative         7/06 at 102.00       AAA       2,371,752
              Minimum Tax)

             Massachusetts Development Finance
             Agency, Resource Recovery Revenue
             Bonds (SEMASS System), 2001 Series
             A:
       5,000  5.500%, 1/01/10                        No Opt. Call       AAA       5,503,900
       5,000  5.625%, 1/01/12                        No Opt. Call       AAA       5,519,150

         700 Massachusetts Health and                No Opt. Call       AA-         747,537
              Educational Facilities Authority,
              Revenue Bonds, Partners Healthcare
              System Issue, Series B, 5.000%,
              7/01/09

             Massachusetts Health and
             Educational Facilities Authority,
             Revenue Bonds, Berkshire Health
             System Issue, Series 2001E:
       1,270  5.250%, 10/01/09                       No Opt. Call        AA       1,378,636
         545  5.250%, 10/01/10                       No Opt. Call        AA         589,592
       1,625  5.000%, 10/01/11                       No Opt. Call        AA       1,726,384

             Massachusetts Industrial Finance
             Agency, Resource Recovery Revenue
             Refunding Bonds (Ogden Haverhill
             Project), Series 1992A Remarketed:
       1,000  4.850%, 12/01/05                       No Opt. Call       BBB         974,030
       2,970  4.950%, 12/01/06                       No Opt. Call       BBB       2,860,466

             Massachusetts Industrial Finance
             Agency, Resource Recovery Revenue
             Refunding Bonds (Ogden Haverhill
             Project), Series 1998A:
       1,745  5.150%, 12/01/07 (Alternative          No Opt. Call       BBB       1,667,505
              Minimum Tax)
       2,500  5.200%, 12/01/08 (Alternative          No Opt. Call       BBB       2,365,075
              Minimum Tax)
-------------------------------------------------------------------------------------------
             Michigan - 2.3%

       2,980 City of Detroit, Michigan,              No Opt. Call       AAA       3,295,046
              Convention Facility Limited Tax
              Revenue Refunding Bonds (Cobo Hall
              Expansion Project), Series 1993,
              5.250%, 9/30/06

       2,005 Board of Regents of Eastern             No Opt. Call       AAA       2,264,948
              Michigan University, General
              Revenue Bonds, Series 2002A
              Refunding, 5.800%, 6/01/07

----
51

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                       Optional Call                    Market
Amount (000) Description                             Provisions* Ratings**           Value
------------------------------------------------------------------------------------------
             Michigan (continued)

    $  2,369 Michigan State Hospital Finance        No Opt. Call      Baa2 $     2,399,131
              Authority, Detroit Medical Center
              Collateralized Loan, Series
              2001, 7.360%, 4/01/07

             Michigan State Housing Development
              Authority, Rental Housing Revenue
              Bonds, 1995 Series B:
       3,085  5.450%, 4/01/05                       No Opt. Call       AAA       3,262,418
       3,325  5.450%, 10/01/05                    6/05 at 102.00       AAA       3,550,801

       1,115 Pontiac Hospital Finance Authority,    No Opt. Call       Ba1       1,116,572
              Michigan, Hospital Revenue
              Refunding Bonds (NOMC Obligated
              Group), Series 1993, 5.800%,
              8/01/03
------------------------------------------------------------------------------------------
             Mississippi - 1.2%

       5,000 Mississippi Higher Education           No Opt. Call        A2       5,297,400
              Assistance Corporation, Student
              Loan Revenue Bonds, Series
              2000B-3, 5.450%,
              3/01/10 (Alternative Minimum Tax)

             Mississippi Hospital Equipment and
             Facilities Authority, Revenue
             Refunding Bonds, Series 1995
             (Mississippi Baptist Medical
             Center):
       1,690  5.350%, 5/01/03                       No Opt. Call       AAA       1,719,829
       1,000  5.400%, 5/01/04                       No Opt. Call       AAA       1,050,940
------------------------------------------------------------------------------------------
             Missouri - 1.4%

             Health and Educational Facilities
             Authority of the State of Missouri,
             Health Facilities Revenue Bonds
             (Lutheran Senior Services), Series
             1997:
         500   5.200%, 2/01/04                      No Opt. Call       N/R         514,400
         600   5.300%, 2/01/05                      No Opt. Call       N/R         626,646
         600   5.400%, 2/01/06                      No Opt. Call       N/R         634,224
         700   5.500%, 2/01/07                      No Opt. Call       N/R         743,939

       4,000 Industrial Development Authority of    No Opt. Call        A3       4,055,440
              the County of St. Louis, Missouri,
              Multifamily Housing Revenue
              Refunding Bonds (Equity
              Residential/Pinetree Apartments),
              Series 1999A, 5.200%, 11/15/29
              (Mandatory put 11/15/04)

       3,285 City of St. Louis, Missouri, Letter  7/03 at 101.00      BBB-       3,324,420
              of Intent Double Revenue Bonds
              (Lambert-St. Louis International
              Airport Project), Series 2000,
              6.000%, 1/01/08
------------------------------------------------------------------------------------------
             Montana - 0.4%

       3,000 City of Forsyth, Rosebud County,       No Opt. Call       BBB       2,860,440
              Montana, Pollution Control Revenue
              Refunding Bonds (Portland General
              Electric Company Projects), Series
              1998B, 4.750%, 5/01/33
              (Alternative Minimum Tax)
              (Mandatory put 5/01/03)
------------------------------------------------------------------------------------------
             Nebraska - 0.7%

       5,000 Energy America, Nebraska, Natural      No Opt. Call       N/R       4,675,450
              Gas Revenue Bonds (Nebraska Public
              Gas Agency Project), Series 1998B,
              5.450%, 4/15/08
------------------------------------------------------------------------------------------
             Nevada - 0.3%

       2,000 Las Vegas Convention and Visitors      No Opt. Call       AAA       2,253,000
              Authority, Nevada, Revenue Bonds,
              Series 1999, 5.500%, 7/01/09
------------------------------------------------------------------------------------------
             New Jersey - 4.0%

             Higher Education Student Assistance
             Authority of the State of New
             Jersey, Student Loan Revenue Bonds,
             2000 Series A:
       5,000   5.750%, 6/01/09 (Alternative         No Opt. Call       AAA       5,532,350
              Minimum Tax)
       4,480   5.800%, 6/01/10 (Alternative         No Opt. Call       AAA       4,978,086
              Minimum Tax)
       4,930   5.900%, 6/01/11 (Alternative       6/10 at 101.00       AAA       5,507,993
              Minimum Tax)

       2,040 New Jersey Economic Development        No Opt. Call       AAA       2,210,381
              Authority, Insured Revenue Bonds,
              Educational Testing Service Issue,
              Series 1995B, 5.500%, 5/15/05

         485 New Jersey Educational Facilities      No Opt. Call       BBB         512,572
              Authority, Revenue Bonds, Saint
              Peters College Issue, 1998 Series
              B, 5.000%, 7/01/08

       1,000 New Jersey Highway Authority,          No Opt. Call       AAA       1,090,230
              Senior Parkway Revenue Bonds,
              Garden State Parkway, Series 2001
              Refunding, 5.000%, 1/01/07

       2,625 North Hudson Sewerage Authority,       No Opt. Call       Aaa       2,896,399
              New Jersey, Sewer Revenue Bonds,
              Series 2002A Refunding, 5.000%,
              8/01/12

       5,000 Tobacco Settlement Financing           No Opt. Call        A1       5,205,650
              Corporation, New Jersey, Tobacco
              Settlement Asset-Backed Bonds,
              Series 2002, 5.500%, 6/01/12

----
52

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             New Mexico - 1.5%

    $  2,055 New Mexico Mortgage Finance             No Opt. Call       Aaa $     2,186,335
              Authority, Multifamily Housing
              Revenue Refunding Bonds (Hunter's
              Ridge Apartments), 2001 Series A,
              5.000%, 7/01/31 (Mandatory put
              7/01/11)

       2,000 New Mexico Mortgage Finance             No Opt. Call       Aaa       2,127,820
              Authority, Multifamily Housing
              Revenue Refunding Bonds (Sombra
              del Oso Apartments), 2001 Series
              B, 5.000%, 7/01/31 (Mandatory put
              7/01/11)

             New Mexico Hospital Equipment Loan
             Council, Hospital Revenue Bonds
             (Presbyterian Healthcare Services),
             Series 2001A:
       2,710   4.800%, 8/01/10                       No Opt. Call        A+       2,812,628
       3,505   4.900%, 8/01/11                       No Opt. Call        A+       3,647,689
-------------------------------------------------------------------------------------------
             New York - 17.6%
             Albany Housing Authority, City of
              Albany, New York, Limited
              Obligation Bonds, Series 1995:
         750   5.400%, 10/01/03                      No Opt. Call        A3         772,343
         750   5.500%, 10/01/04                      No Opt. Call        A3         793,793
       1,000   5.600%, 10/01/05                      No Opt. Call        A3       1,080,060
         500   5.700%, 10/01/06                   10/05 at 102.00        A3         546,055
         700   5.850%, 10/01/07                   10/05 at 102.00        A3         759,738

         750 City of Jamestown, Chautauqua           No Opt. Call      Baa3         821,685
              County, New York, Public
              Improvement Serial Bonds, 1991
              Series A, 7.000%, 3/15/05

       4,325 County of Nassau, New York, General     No Opt. Call      BBB-       4,392,686
              Obligation Serial General
              Improvement Bonds, Series
              F, 7.000%, 3/01/03

       1,000 City of New York, New York, General     No Opt. Call         A       1,052,210
              Obligation Bonds, Fiscal 1996
              Series E, 6.500%, 2/15/04

             City of New York, New York, General
              Obligation Bonds, Fiscal 1996
              Series G:
       3,000   5.700%, 2/01/03                       No Opt. Call         A       3,026,940
         500   5.750%, 2/01/06                       No Opt. Call         A         541,090

       2,800 City of New York, New York, General     No Opt. Call         A       3,101,896
              Obligation Bonds, Fiscal 1996
              Series I, 6.500%, 3/15/06

       3,205 City of New York, New York, General     No Opt. Call       AAA       3,620,176
              Obligation Bonds, Fiscal 1997
              Series G, 6.000%, 10/15/06

             City of New York, New York, General
              Obligation Bonds, Fiscal 1997
              Series H:
       3,000   5.400%, 8/01/04                       No Opt. Call         A       3,153,630
       3,000   6.000%, 8/01/07                       No Opt. Call       AAA       3,414,030

       2,805 City of New York, New York, General     No Opt. Call         A       2,994,702
              Obligation Bonds, Fiscal 1997
              Series I, 5.625%, 4/15/05

             City of New York, New York, General
              Obligation Bonds, Fiscal 2003
              Series A:
       2,880   5.500%, 8/01/10                       No Opt. Call         A       3,119,933
       2,000   5.000%, 8/01/10                       No Opt. Call         A       2,101,140

             City of New York, New York, General
              Obligation Bonds, Fiscal 2003
              Series B:
       1,725   5.000%, 8/01/07                       No Opt. Call         A       1,838,022
       5,000   5.500%, 8/01/12                       No Opt. Call         A       5,410,850

       2,000 Dormitory Authority of the State of     No Opt. Call       AA-       2,209,120
              New York, State University
              Educational Facilities Revenue
              Bonds, Series 1995A, 6.500%,
              5/15/05

         825 Dormitory Authority of the State of   7/06 at 102.00       Ba3         766,607
              New York, NYACK Hospital Revenue
              Bonds, Series 1996, 6.000%, 7/01/06

       3,315 Dormitory Authority of the State of     No Opt. Call       AA-       3,538,265
              New York, City University System
              Consolidated Third General
              Resolution Bonds, 1996 Series 2,
              6.000%, 7/01/04

             Dormitory Authority of the State of
             New York, State University
             Educational Facilities Revenue
             Bonds, Series 1990B:
       1,805   7.500%, 5/15/11                       No Opt. Call    AA-***       2,280,997
       3,750   7.500%, 5/15/11                       No Opt. Call       AA-       4,586,438

       3,550 New York State Energy Research and      No Opt. Call        A+       3,549,858
              Development Authority, Facilities
              Revenue Bonds (Consolidated Edison
              Company Inc. Project), Series
              2001A, 4.700%, 6/01/36
              (Alternative Minimum Tax)
              (Mandatory put 10/01/12)

       5,000 New York State Housing Finance          No Opt. Call         A       5,274,850
              Agency, Health Facilities Revenue
              Bonds (New York City), 1996 Series
              A Refunding, 5.875%, 5/01/04

----
53

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                         Optional Call                    Market
Amount (000) Description                               Provisions* Ratings**           Value
--------------------------------------------------------------------------------------------
             New York (continued)

             Power Authority of the State of New
              York, General Revenue Bonds,
              Series 2002A:
    $  4,315   5.000%, 11/15/06                       No Opt. Call       Aa2 $     4,728,679
       5,000   5.000%, 11/15/07                       No Opt. Call       Aa2       5,504,400

       1,265 New York State Urban Development         No Opt. Call       AA-       1,368,439
              Corporation, Project Revenue Bonds
              (Center for Industrial
              Innovation), 1995 Refunding
              Series, 6.250%, 1/01/05

       4,630 New York State Urban Development         No Opt. Call       AAA       5,552,528
              Corporation, Revenue Refunding
              Bonds (Correctional
              Facilities), 6.500%, 1/01/11

       7,115 Port Authority of New York and New       No Opt. Call       AAA       7,698,857
              Jersey, Consolidated Bonds, One
              Hundred Twenty Seventh
              Series, 5.000%, 12/15/05
              (Alternative Minimum Tax)

       3,200 Port Authority of New York and New       No Opt. Call       N/R       3,405,824
              Jersey, Special Project Bonds
              (KIAC Partners Project), Series
              4, 7.000%, 10/01/07 (Alternative
              Minimum Tax)

       3,035 Port Authority of New York and New       No Opt. Call       AAA       3,344,661
              Jersey, Special Project Bonds (JFK
              International Air Terminal LLC
              Project), Series 6, 6.000%,
              12/01/05 (Alternative Minimum Tax)

       1,320 Suffolk County Industrial                No Opt. Call       N/R       1,349,845
              Development Agency, New York, 1998
              Industrial Development Revenue
              Bonds (Nissequogue Cogen Partners
              Facility), 4.875%, 1/01/08
              (Alternative Minimum Tax)

      12,265 Suffolk County Industrial                No Opt. Call       AAA      14,053,482
              Development Agency, New York,
              Solid Waste Disposal Facility
              Revenue Bonds (Ogden Martin
              Systems of Huntington Limited
              Partnership Resource Recovery
              Facility), Series 1999,
              5.950%, 10/01/09 (Alternative
              Minimum Tax)

      10,000 Triborough Bridge and Tunnel             No Opt. Call       AA-      10,958,700
              Authority, New York, General
              Purpose Revenue Bonds, Series
              2002B Refunding, 5.000%, 11/15/06
--------------------------------------------------------------------------------------------
             Ohio - 3.4%

       3,485 Akron, Bath and Copley Joint             No Opt. Call      Baa1       3,514,553
              Township Hospital District, Ohio,
              Hospital Facilities Revenue Bonds
              (Summa Health System Project),
              Series 1998A, 5.000%, 11/15/08

             Cleveland-Cuyahoga County Port
             Authority, Ohio, Subordinate
             Refunding Revenue Bonds (Rock and
             Roll Hall of Fame and Museum
             Project), Series 1997:
       1,000  5.100%, 12/01/02                        No Opt. Call       N/R       1,002,190
         750  5.350%, 12/01/04                        No Opt. Call       N/R         787,163
         335  5.600%, 12/01/06                        No Opt. Call       N/R         358,185

             Erie County, Ohio, Hospital
              Facilities Revenue Bonds
              (Firelands Regional Medical
              Center), Series 2002A:
       1,140  5.500%, 8/15/11                         No Opt. Call         A       1,229,216
         845  5.500%, 8/15/12                         No Opt. Call         A         910,488

             County of Lucas, Ohio, Hospital
              Facilities Revenue Bonds (Flower
              Hospital), Series 1993:
         790  5.900%, 12/01/02                        No Opt. Call    N/R***         792,686
         435  6.000%, 12/01/03                        No Opt. Call    N/R***         453,701

       1,000 Miami County, Ohio, Hospital             No Opt. Call      BBB+       1,066,420
              Facilities Revenue Refunding and
              Improvement Bonds (Upper Valley
              Medical Center), Series 1996C,
              6.000%, 5/15/06

       1,775 State of Ohio, General Obligation        No Opt. Call       AA+       1,948,453
              Infrastructure Improvement Bonds,
              Series 2002B, 5.000%, 3/01/09 (WI,
              settling 11/07/02)

       3,000 Ohio Water Development Authority,        No Opt. Call      BBB-       3,001,620
              Pollution Control Revenue
              Refunding Bonds (Ohio Edison
              Company Project), Series 1999-A,
              4.300%, 6/01/33 (Mandatory put
              6/01/03)

             County of Sandusky, Ohio, Hospital
             Facilities Revenue Refunding Bonds
              (Memorial Hospital), Series 1998:
       1,375  4.700%, 1/01/03                         No Opt. Call      BBB-       1,376,870
       1,460  4.800%, 1/01/04                         No Opt. Call      BBB-       1,474,936
       1,030  4.900%, 1/01/05                         No Opt. Call      BBB-       1,044,513
         830  5.000%, 1/01/06                         No Opt. Call      BBB-         840,848
         450  5.050%, 1/01/07                         No Opt. Call      BBB-         454,005
         720  5.100%, 1/01/09                       1/08 at 102.00      BBB-         716,566

       2,750 County of Trumbull, Ohio, Hospital    11/03 at 100.00       AAA       2,874,713
              Refunding and Improvement Revenue
              Bonds (Trumbull Memorial Hospital
              Project), Series 1991B, 6.900%,
              11/15/12 (Pre-refunded to 11/15/03)

----
54

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Oklahoma - 0.9%

    $  3,120 Oklahoma Industries Authority,          No Opt. Call       BBB $     3,175,505
              Hospital Revenue Bonds (Deaconess
              Health Care Corporation Project),
              Series 1997A, 5.250%, 10/01/07

       5,000 Trustees of the Tulsa Municipal      12/06 at 100.00       BB-       3,000,900
              Airport Trust, Oklahoma, Revenue
              Bonds (American Airlines, Inc),
              Refunding Series 2001A, 5.375%,
              12/01/35 (Mandatory put 12/01/06)
-------------------------------------------------------------------------------------------
             Oregon - 0.9%

       5,910 State of Oregon Department of           No Opt. Call       AAA       6,492,017
              Administrative Services,
              Certificates of Participation,
              2002 Series B Refunding, 5.000%,
              5/01/08
-------------------------------------------------------------------------------------------
             Pennsylvania - 2.7%

       2,000 Allegheny County Airport Authority,     No Opt. Call       AAA       2,196,080
              Pennsylvania, Airport Revenue
              Refunding Bonds, Series 1999
              (Pittsburgh International
              Airport), 5.625%, 1/01/10
              (Alternative Minimum Tax)

       2,865 Delaware County Authority,           11/03 at 102.00       Aaa       3,040,596
              Pennsylvania, Health Facilities
              Revenue Bonds, Series 1993A (Mercy
              Health Corporation Of Southeastern
              Pennsylvania Obligated Group),
              6.000%, 11/15/07

             Delaware County Industrial
             Development Authority,
             Pennsylvania, Refunding Revenue
             Bonds, Series A 1997 (Resource
             Recovery Facility):
       4,000  6.000%, 1/01/03                        No Opt. Call       BBB       4,014,240
       4,000  6.500%, 1/01/08                        No Opt. Call       BBB       4,350,440

         865 Redevelopment Authority of the City     No Opt. Call       N/R         837,908
              of Philadelphia, Pennsylvania,
              Multifamily Housing Mortgage
              Revenue Bonds, Series 1998A
              (Cricket Court Commons Project),
              5.600%, 4/01/08 (Alternative
              Minimum Tax)

             Philadelphia Hospitals and Higher
             Education Facilities Authority,
             Pennsylvania, Hospital Revenue
             Refunding Bonds, Series 1996
             (Pennsylvania Hospital):
       2,020  6.050%, 7/01/04                        No Opt. Call   BBB+***       2,154,249
       2,000  6.150%, 7/01/05                        No Opt. Call   BBB+***       2,199,900
-------------------------------------------------------------------------------------------
             Puerto Rico - 0.5%

       3,000 Commonwealth of Puerto Rico,          7/10 at 100.00       AAA       3,447,030
              General Obligation Public
              Improvement Bonds of 2000, 5.750%,
              7/01/21 (Pre-refunded to 7/01/10)
-------------------------------------------------------------------------------------------
             Rhode Island - 0.5%

       3,765 Rhode Island Housing and Mortgage       No Opt. Call       AAA       3,834,238
              Finance Corporation, Multifamily
              Housing Bonds, 1995 Series A,
              5.350%, 7/01/03
-------------------------------------------------------------------------------------------
             South Carolina - 1.6%

       7,215 Greenville County School District,      No Opt. Call       AA-       7,895,230
              South Carolina, Installment
              Purchase Revenue Bonds, Series
              2002, 5.250%, 12/01/09

             Mount Pleasant, South Carolina,
             Water and Sewer Revenue Bonds,
              Series 2002 Refunding and
              Improvements:
       1,465  5.000%, 12/01/11                       No Opt. Call       AAA       1,617,287
       1,455  5.000%, 12/01/12                       No Opt. Call       AAA       1,604,559
-------------------------------------------------------------------------------------------
             Tennessee - 1.5%

       2,870 Metropolitan Government of              No Opt. Call        AA       3,161,822
              Nashville and Davidson County,
              Tennessee, General Obligation
              Improvement Bonds, Series 2001A,
              5.000%, 10/15/10

             Health and Educational Facilities
             Board of the Metropolitan
             Government of Nashville and
             Davidson County, Tennessee, Revenue
             Refunding Bonds, Series 1998
             (Blakeford at Green Hills):
         400  5.150%, 7/01/05                      7/03 at 102.00       N/R         402,204
         400  5.250%, 7/01/06                      7/03 at 102.00       N/R         400,512
         500  5.300%, 7/01/07                      7/03 at 102.00       N/R         496,095
         500  5.350%, 7/01/08                      7/03 at 102.00       N/R         491,820
         500  5.400%, 7/01/09                      7/03 at 102.00       N/R         487,680

             Health, Educational and Housing
             Facilities Board of the County of
             Sullivan, Tennessee, Hospital
             Revenue Bonds, Series 2002
             (Wellmont Health System Project):
       1,645  5.750%, 9/01/08                        No Opt. Call      BBB+       1,761,104
       1,740  6.125%, 9/01/09                        No Opt. Call      BBB+       1,885,255
       1,350  6.250%, 9/01/10                        No Opt. Call      BBB+       1,481,247

----
55

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2002

   Principal                                        Optional Call                    Market
Amount (000) Description                              Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------
             Texas - 6.0%

    $  3,835 City of Austin, Texas, Electric         No Opt. Call       AAA $     4,227,934
              Utility System Revenue Bonds,
              Series 2002 Refunding, 5.000%,
              11/15/07

       5,000 Brazos River Authority, Texas,          No Opt. Call       BBB       4,733,100
              Pollution Control Revenue
              Refunding Bonds (TXU Electric
              Company Project), Series 2001A,
              4.950%, 10/01/30 (Mandatory put
              4/01/04)

       2,500 Brazos River Authority, Texas,          No Opt. Call       BBB       2,227,175
              Pollution Control Revenue Bonds
              (Texas Utilities Company),
              Series 1995B, 5.050%, 6/01/30
              (Alternative Minimum Tax)
              (Mandatory put 6/19/06)

       2,500 Brazos River Authority, Texas,          No Opt. Call      Baa1       2,425,700
              Pollution Control Revenue Bonds
              (TXU Electric Company Project),
              Series 2001D Refunding, 4.250%,
              5/01/33 (Alternative Minimum Tax)
              (Mandatory put 11/01/03)

       3,050 City of Houston, Texas, Airport         No Opt. Call       AAA       3,244,346
              System Subordinate Lien Revenue
              Bonds, Series 2001A Refunding,
              5.000%, 7/01/10 (Alternative
              Minimum Tax)

       2,145 Laredo Independent School District,     No Opt. Call       AAA       2,353,237
              Webb County, Texas, General
              Obligation Bonds, Series 2001
              Refunding, 5.000%, 8/01/10

       2,000 Matagorda County Navigation             No Opt. Call      Baa2       2,000,000
              District Number One, Texas,
              Revenue Refunding Bonds (Reliant
              Energy, Incorporated Project),
              Series 1999C, 5.200%, 5/01/29
              (Mandatory put 11/01/02)

         465 North Central Texas Health              No Opt. Call      BBB-         465,967
              Facilities Development
              Corporation, Health Facilities
              Development Revenue Bonds (C.C.
              Young Memorial Home Project),
              Series 1996, 5.700%, 2/15/03

       5,200 Sam Rayburn Municipal Power Agency,     No Opt. Call        AA       5,546,944
              Texas, Power Supply System Revenue
              Refunding Bonds, Series 2002A,
              5.000%, 10/01/09

       5,000 Texas Turnpike Authority, Central       No Opt. Call        AA       5,479,200
              Texas Turnpike System Second Tier
              Bond Anticipation Notes, 5.000%,
              6/01/08

       2,805 Tom Green County Health Facilities      No Opt. Call      Baa3       2,947,999
              Development Corporation, Texas,
              Hospital Revenue Bonds
              (Shannon Health System Project),
              Series 2001, 6.200%, 5/15/11

       4,000 Trinity River Authority of Texas,       No Opt. Call      Baa1       3,563,760
              Pollution Control Revenue
              Refunding Bonds (TXU Electric
              Company Project), Series 2001A,
              5.000%, 5/01/27 (Alternative
              Minimum Tax) (Mandatory put
              11/01/06)

             Tyler Health Facilities Development
             Corporation, Texas, Hospital
             Revenue Bonds (Mother Frances
             Hospital Regional HealthCare Center
             Project), Series 1997A:
       1,650   5.125%, 7/01/05                     1/03 at 100.00      Baa1       1,651,353
       1,100   5.200%, 7/01/06                     1/03 at 100.00      Baa1       1,100,759
-------------------------------------------------------------------------------------------
             Virgin Islands - 1.2%

       6,000 Virgin Islands Public Finance           No Opt. Call      BBB-       6,380,640
              Authority, Revenue Bonds (Virgin
              Islands Gross Receipts Taxes Loan
              Notes), Series 1999A, 5.625%,
              10/01/10

       2,070 Virgin Islands Water and Power          No Opt. Call       N/R       2,190,246
              Authority, Electric System Revenue
              and Refunding Bonds, 1998 Series,
              5.250%, 7/01/06
-------------------------------------------------------------------------------------------
             Virginia - 4.4%

       2,500 Louisa Industrial Development           No Opt. Call        A3       2,531,800
              Authority, Virginia, Solid Waste
              and Sewage Disposal Revenue Bonds
              (Virginia Electric and Power
              Company Projects), Series 2001A,
              3.400%, 3/01/31 (Alternative
              Minimum Tax) (Mandatory put
              3/01/04)

       2,850 Newport News Redevelopment and        5/05 at 102.00       AAA       3,063,551
              Housing Authority, Virginia,
              Multifamily Housing Revenue Bonds
              (Fredericksburg-Oxford Project),
              Series 1997A, 5.550%, 5/01/27
              (Mandatory put 5/01/07)

      10,000 Commonwealth Transportation Board       No Opt. Call        AA      11,076,000
              of Virginia, Federal Highway
              Reimbursement Anticipation Notes,
              Series 2002, 5.000%, 10/01/09

       8,085 Virginia Port Authority,                No Opt. Call       AA+       8,889,619
              Commonwealth Port Fund Revenue
              Bonds, Series 1998, 5.500%,
              7/01/08 (Alternative Minimum Tax)

       5,000 York County Industrial Development   11/06 at 101.00        A3       5,112,900
              Authority, Virginia, Pollution
              Control Revenue Bonds (Virginia
              Electric and Power Company),
              Series 1985, 5.500%, 7/01/09 (WI,
              settling 11/08/02)
-------------------------------------------------------------------------------------------
             Washington - 2.3%

       2,000 City of Seattle, Washington,         10/09 at 101.00       Aa3       2,269,660
              Municipal Light and Power Revenue
              Bonds, Series 1999, 6.000%,
              10/01/11

       4,160 City of Seattle, Washington, Solid      No Opt. Call       AAA       4,632,243
              Waste Revenue Refunding Bonds,
              Series 1999, 5.500%, 8/01/07

----
56

    Principal
Amount/Shares                                      Optional Call                    Market
        (000) Description                            Provisions* Ratings**           Value
------------------------------------------------------------------------------------------
              Washington (continued)

     $  5,000 Tobacco Settlement Authority,         No Opt. Call        A1 $     4,990,150
               Washington, Tobacco Settlement
               Asset-Backed Revenue Bonds, Series
               2002, 5.250%, 6/01/09 (WI,
               settling 11/05/02)

        3,500 Washington Public Power Supply        No Opt. Call       AAA       4,073,720
               System, Nuclear Project No. 2
               Refunding Revenue Bonds, Series
               1997A, 6.000%, 7/01/09
------------------------------------------------------------------------------------------
              Wisconsin - 2.7%

              Badger Tobacco Asset Securitization
              Corporation, Wisconsin, Tobacco
              Settlement Asset-Backed Bonds,
              Series 2002:
        3,000   5.000%, 6/01/08                     No Opt. Call        A1       3,057,629
        1,265   5.000%, 6/01/09                     No Opt. Call        A1       1,264,594

        8,600 State of Wisconsin, General           No Opt. Call       AA-       9,849,407
               Obligation Bonds, Series 1992A,
               6.250%, 5/01/07

              Wisconsin Health and Educational
              Facilities Authority, Revenue Bonds
              (Froedert & Community Health
              Obligated Group), Series 2001:
        1,000   5.625%, 10/01/10                    No Opt. Call        A+       1,087,229
        1,100   5.625%, 10/01/11                    No Opt. Call        A+       1,196,337

              Wisconsin Health and Educational
               Facilities Authority, Revenue
               Bonds (Marshfield Clinic), Series
               2001B:
          600   6.250%, 2/15/09                     No Opt. Call      BBB+         645,479
        1,250   6.500%, 2/15/12                     No Opt. Call      BBB+       1,380,412
------------------------------------------------------------------------------------------
     $618,124 Total Long-Term Investments (cost                                645,500,829
               $632,953,208) - 92.6%
------------------------------------------------------------------------------------------
              Short-Term Investments - 5.5%

     $  8,000 Illinois Health Facilities                            VMIG-1       8,000,000
               Authority, Revenue Bonds
               (Northwestern Memorial Hospital),
               Variable Rate Demand Obligations,
               Series 2002A, 1.950%, 8/15/09+

        1,100 Nebraska Educational Finance                          VMIG-1       1,100,000
               Authority, Revenue Refunding Bonds
               (Creighton University), Variable
               Rate Demand Bonds, Series 2001,
               1.950%, 8/01/31+

        5,000 New Jersey Educational Facilities                     VMIG-1       5,000,000
               Authority, Revenue Bonds
               (Princeton University), Variable
               Rate Demand Obligations, Series
               2002B, 1.700%, 7/01/22+

       11,200 New York City Transitional Finance                    VMIG-1      11,200,000
               Authority, New York, Recovery
               Notes, Variable Rate Demand
               Obligations, Fiscal 2003 Series 1,
               Subseries 1-C, 1.900%, 11/01/22+

       13,000 Merrill Lynch Institutional                                       13,000,000
               Tax-Exempt Money Market Fund,
               1.610%
------------------------------------------------------------------------------------------
     $ 38,300 Total Short-Term Investments (cost                                38,300,000
               $38,300,000)
------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.9%                              13,223,918
              ----------------------------------------------------------------------------
              Net Assets - 100%                                            $   697,024,747
              ----------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser believes United will remain current on their interest payment obligations with respect to these bonds, which relate to essential operating facilities.
          N/R Investment is not rated.
         (WI)  Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security.The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                See accompanying notes to financial statements.

----
57

Statement of Assets and Liabilities (Unaudited)
October 31, 2002


                                                                            High Yield   All-American       Insured
--------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                     $127,215,190   $336,956,650  $876,274,841
Temporary investments in short-term securities, at amortized cost, which
 approximates market value                                                    500,000      5,500,000            --
Cash                                                                          724,604        266,920            --
Receivables:
  Interest                                                                  2,836,045      6,191,345    15,278,693
  Investments sold                                                            369,341      1,167,665    21,733,742
  Shares sold                                                               3,061,109        340,560     1,293,883
Other assets                                                                      237         16,019        35,068
--------------------------------------------------------------------------------------------------------------------
    Total assets                                                          134,706,526    350,439,159   914,616,227
--------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                     --             --     3,454,635
Payables:
  Investments purchased                                                     2,075,365             --     5,803,948
  Shares redeemed                                                             871,455      1,705,354       381,321
Accrued expenses:
  Management fees                                                              64,832        146,685       365,188
  12b-1 distribution and service fees                                          58,728        121,138        75,993
  Other                                                                         3,449        149,481       398,869
Dividends payable                                                             211,909        523,458     2,328,743
--------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                       3,285,738      2,646,116    12,808,697
--------------------------------------------------------------------------------------------------------------------
Net assets                                                               $131,420,788   $347,793,043  $901,807,530
--------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                               $ 54,069,512   $229,597,765  $165,520,730
Shares outstanding                                                          2,755,301     21,216,067    15,061,978
Net asset value and redemption price per share                           $      19.62   $      10.82  $      10.99
Offering price per share (net asset value per share plus maximum sales   $      20.48
 charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of
 offering price)                                                                        $      11.29  $      11.47
--------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                               $ 41,848,122   $ 45,011,615  $ 36,799,100
Shares outstanding                                                          2,134,677      4,154,815     3,347,430
Net asset value, offering and redemption price per share                 $      19.60   $      10.83  $      10.99
--------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                               $ 27,621,911   $ 68,273,563  $ 30,055,374
Shares outstanding                                                          1,407,985      6,313,793     2,757,107
Net asset value, offering and redemption price per share                 $      19.62   $      10.81  $      10.90
--------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                               $  7,881,243   $  4,910,100  $669,432,326
Shares outstanding                                                            401,435        452,973    61,108,998
Net asset value, offering and redemption price per share                 $      19.63   $      10.84  $      10.95
--------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                          $130,884,047   $345,522,008  $842,562,791
Undistributed (Over-distribution of) net investment income                    687,158        693,333       570,810
Accumulated net realized gain (loss) from investments                         337,923     (9,362,497)   (7,985,252)
Net unrealized appreciation (depreciation) of investments                    (488,340)    10,940,199    66,659,181
--------------------------------------------------------------------------------------------------------------------
Net assets                                                               $131,420,788   $347,793,043  $901,807,530
--------------------------------------------------------------------------------------------------------------------

                                                                           Intermediate       Limited
                                                                               Duration          Term
-----------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                     $2,810,086,427 $645,500,829
Temporary investments in short-term securities, at amortized cost, which
 approximates market value                                                   16,800,000   38,300,000
Cash                                                                                 --    3,651,671
Receivables:
  Interest                                                                   48,962,942   10,008,910
  Investments sold                                                           38,604,840    8,215,174
  Shares sold                                                                   817,220    5,992,646
Other assets                                                                    119,417       26,521
-----------------------------------------------------------------------------------------------------
    Total assets                                                          2,915,390,846  711,695,751
-----------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                  630,825           --
Payables:
  Investments purchased                                                       6,303,570   11,944,004
  Shares redeemed                                                             1,524,349      977,574
Accrued expenses:
  Management fees                                                             1,110,826      252,103
  12b-1 distribution and service fees                                            89,435      184,121
  Other                                                                       1,470,227      116,255
Dividends payable                                                             8,131,379    1,196,947
-----------------------------------------------------------------------------------------------------
    Total liabilities                                                        19,260,611   14,671,004
-----------------------------------------------------------------------------------------------------
Net assets                                                               $2,896,130,235 $697,024,747
-----------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                               $  265,687,228 $454,805,744
Shares outstanding                                                           28,405,420   42,390,416
Net asset value and redemption price per share                           $         9.35 $      10.73
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of
 offering price)                                                         $         9.64 $      11.01
-----------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                               $   24,842,279          N/A
Shares outstanding                                                            2,653,740          N/A
Net asset value, offering and redemption price per share                 $         9.36          N/A
-----------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                               $   40,220,595 $235,563,906
Shares outstanding                                                            4,298,994   21,994,437
Net asset value, offering and redemption price per share                 $         9.36 $      10.71
-----------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                               $2,565,380,133 $  6,655,097
Shares outstanding                                                          273,978,981      622,457
Net asset value, offering and redemption price per share                 $         9.36 $      10.69
-----------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------
Capital paid-in                                                          $2,703,326,823 $693,411,308
Undistributed (Over-distribution of) net investment income                   20,284,830     (468,095)
Accumulated net realized gain (loss) from investments                        13,166,869   (8,466,087)
Net unrealized appreciation (depreciation) of investments                   159,351,713   12,547,621
-----------------------------------------------------------------------------------------------------
Net assets                                                               $2,896,130,235 $697,024,747
-----------------------------------------------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
58

Statement of Operations (Unaudited)
Six Months Ended October 31, 2002


                                                                                          Intermediate       Limited
                                                  High Yield  All-American       Insured      Duration          Term
---------------------------------------------------------------------------------------------------------------------
Investment Income                               $ 4,101,215   $10,761,720   $24,466,728   $79,977,773   $15,010,581
---------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                     325,447       869,087     2,104,051     6,563,040     1,345,329
12b-1 service fees - Class A                         45,245       234,650       155,435       270,478       436,493
12b-1 distribution and service fees - Class B       165,699       216,120       161,705       100,981           N/A
12b-1 distribution and service fees - Class C        77,479       265,625        95,200       133,217       508,619
Shareholders' servicing agent fees and expenses      17,039       115,094       385,189     1,560,070       150,750
Custodian's fees and expenses                        25,679        51,884       110,787       288,373        56,760
Trustees' fees and expenses                             504         4,033        10,586        60,762         6,050
Professional fees                                    76,890         8,449        16,620        89,797        10,313
Shareholders' reports - printing
 and mailing expenses                                 3,402        18,047        37,808       169,715        19,660
Federal and state registration fees                  25,206        27,223        27,725        59,301        22,685
Portfolio insurance expense                              --            --         7,310            --            --
Other expenses                                        1,904         6,985        13,560        29,355         7,494
---------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit          764,494     1,817,197     3,125,976     9,325,089     2,564,153
  Custodian fee credit                               (7,133)       (9,835)      (15,973)      (35,379)      (16,085)
---------------------------------------------------------------------------------------------------------------------
Net expenses                                        757,361     1,807,362     3,110,003     9,289,710     2,548,068
---------------------------------------------------------------------------------------------------------------------
Net investment income                             3,343,854     8,954,358    21,356,725    70,688,063    12,462,513
---------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from
 Investments
Net realized gain (loss) from investments           556,243       597,349     3,557,408     8,541,497      (940,053)
Net change in unrealized appreciation or
 depreciation of investments                     (2,682,037)     (809,131)   13,699,033    17,073,050       629,319
---------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                 (2,125,794)     (211,782)   17,256,441    25,614,547      (310,734)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations      $ 1,218,060   $ 8,742,576   $38,613,166   $96,302,610   $12,151,779
---------------------------------------------------------------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.


                                See accompanying notes to financial statements.

----
59

Statement of Changes in Net Assets (Unaudited)



                                                                                High Yield
                                                                      -----------------------------
                                                                      Six Months Ended    Year Ended
                                                                              10/31/02       4/30/02
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $  3,343,854   $ 3,739,357
Net realized gain (loss) from investments                                     556,243       (97,977)
Net change in unrealized appreciation or depreciation of investments       (2,682,037)    1,941,214
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  1,218,060     5,582,594
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                  (1,376,881)   (1,498,609)
  Class B                                                                    (930,367)   (1,045,497)
  Class C                                                                    (570,410)     (508,439)
  Class R                                                                    (243,348)     (329,798)
From accumulated net realized gains from investments:
  Class A                                                                          --            --
  Class B                                                                          --            --
  Class C                                                                          --            --
  Class R                                                                          --            --
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (3,121,006)   (3,382,343)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                           56,440,761    54,589,745
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                             993,680     1,082,867
------------------------------------------------------------------------------------------------------
                                                                           57,434,441    55,672,612
Cost of shares redeemed                                                    (7,293,876)   (8,066,367)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         50,140,565    47,606,245
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      48,237,619    49,806,496
Net assets at the beginning of period                                      83,183,169    33,376,673
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                          $131,420,788   $83,183,169
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                               $    687,158   $   464,310
------------------------------------------------------------------------------------------------------

                                                                                All-American
                                                                      -------------------------------
                                                                      Six Months Ended      Year Ended
                                                                              10/31/02         4/30/02
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $  8,954,358  $  18,881,037
Net realized gain (loss) from investments                                     597,349      2,390,336
Net change in unrealized appreciation or depreciation of investments         (809,131)     1,747,790
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  8,742,576     23,019,163
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                  (6,272,824)   (12,980,776)
  Class B                                                                  (1,036,871)    (1,840,042)
  Class C                                                                  (1,677,072)    (3,210,485)
  Class R                                                                    (137,130)      (194,452)
From accumulated net realized gains from investments:
  Class A                                                                          --             --
  Class B                                                                          --             --
  Class C                                                                          --             --
  Class R                                                                          --             --
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (9,123,897)   (18,225,755)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                           34,696,057     86,548,863
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                           3,064,474      5,595,433
-------------------------------------------------------------------------------------------------------
                                                                           37,760,531     92,144,296
Cost of shares redeemed                                                   (38,314,204)  (102,618,370)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions           (553,673)   (10,474,074)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        (934,994)    (5,680,666)
Net assets at the beginning of period                                     348,728,037    354,408,703
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                          $347,793,043  $ 348,728,037
-------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                               $    693,333  $     862,872
-------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
60

                                                                                  Insured
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                              10/31/02        4/30/02
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $ 21,356,725  $ 41,843,423
Net realized gain (loss) from investments                                    3,557,408     2,174,640
Net change in unrealized appreciation or depreciation of investments        13,699,033     2,863,113
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  38,613,166    46,881,176
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (3,708,817)   (6,680,559)
  Class B                                                                     (680,679)   (1,178,832)
  Class C                                                                     (529,989)     (860,461)
  Class R                                                                  (16,668,634)  (33,685,255)
From accumulated net realized gains from investments:
  Class A                                                                           --            --
  Class B                                                                           --            --
  Class C                                                                           --            --
  Class R                                                                           --            --
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (21,588,119)  (42,405,107)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                            62,467,570   115,636,044
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                              13,610,611    26,854,295
-------------------------------------------------------------------------------------------------------
                                                                            76,078,181   142,490,339
Cost of shares redeemed                                                    (39,260,479)  (99,479,664)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions          36,817,702    43,010,675
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       53,842,749    47,486,744
Net assets at the beginning of period                                      847,964,781   800,478,037
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $901,807,530  $847,964,781
-------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $    570,810  $    802,375
-------------------------------------------------------------------------------------------------------

                                                                            Intermediate Duration
                                                                      --------------------------------
                                                                      Six Months Ended       Year Ended
                                                                              10/31/02          4/30/02
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $   70,688,063  $  141,370,309
Net realized gain (loss) from investments                                    8,541,497       6,947,352
Net change in unrealized appreciation or depreciation of investments        17,073,050       8,973,688
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  96,302,610     157,291,349
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (6,282,946)    (10,389,583)
  Class B                                                                     (403,954)       (636,560)
  Class C                                                                     (715,354)     (1,048,401)
  Class R                                                                  (62,557,909)   (128,797,855)
From accumulated net realized gains from investments:
  Class A                                                                           --        (322,980)
  Class B                                                                           --         (23,332)
  Class C                                                                           --         (40,121)
  Class R                                                                           --      (3,800,250)
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (69,960,163)   (145,059,082)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                           125,851,142     227,247,379
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                              49,716,381     105,112,525
-------------------------------------------------------------------------------------------------------
                                                                           175,567,523     332,359,904
Cost of shares redeemed                                                   (164,691,570)   (240,119,558)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions          10,875,953      92,240,346
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       37,218,400     104,472,613
Net assets at the beginning of period                                    2,858,911,835   2,754,439,222
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                         $2,896,130,235  $2,858,911,835
-------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                              $   20,284,830  $   19,557,516
-------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
61

                                                                                              Limited Term
                                                                                     ------------------------------
                                                                                     Six Months Ended     Year Ended
                                                                                             10/31/02        4/30/02
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                    $ 12,462,513  $ 21,484,469
Net realized gain (loss) from investments                                                    (940,053)     (331,981)
Net change in unrealized appreciation or depreciation of investments                          629,319     4,194,839
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                 12,151,779    25,347,327
--------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                                  (9,353,120)  (17,506,239)
  Class B                                                                                         N/A           N/A
  Class C                                                                                  (3,621,827)   (4,320,166)
  Class R                                                                                     (94,891)      (74,398)
From accumulated net realized gains from investments:
  Class A                                                                                          --            --
  Class B                                                                                         N/A           N/A
  Class C                                                                                          --            --
  Class R                                                                                          --            --
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                 (13,069,838)  (21,900,803)
--------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                          182,224,688   174,543,071
Net proceeds from shares issued to shareholders due to reinvestment of distributions        6,298,804    11,080,435

--------------------------------------------------------------------------------------------------------------------
                                                                                          188,523,492   185,623,506
Cost of shares redeemed                                                                   (47,539,289)  (67,354,551)

--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                        140,984,203   118,268,955

--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                     140,066,144   121,715,479
Net assets at the beginning of period                                                     556,958,603   435,243,124
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                          $697,024,747  $556,958,603
--------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of period          $   (468,095) $    139,230
--------------------------------------------------------------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.



                                See accompanying notes to financial statements.

----
62

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the "Trust") is an open-end, investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen High Yield Municipal Bond Fund ("High Yield"), Nuveen All-American Municipal Bond Fund ("All-American"), Nuveen Insured Municipal Bond Fund ("Insured"), Nuveen Intermediate Duration Municipal Bond Fund ("Intermediate Duration") and Nuveen Limited Term Municipal Bond Fund ("Limited Term") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, other than High Yield, were organized as series of predecessor trusts or corporations prior to that date.

High Yield invests substantially all of its assets in municipal bonds for high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 80% of the Fund's assets will be invested in medium to low-quality municipal bonds and may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American, Insured, Intermediate Duration and Limited Term seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2002, High Yield, Insured and Limited Term had outstanding when-issued and delayed delivery purchase commitments of $484,245, $5,803,948 and $11,944,004, respectively. There were no such outstanding purchase commitments in All-American or Intermediate Duration.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds.

----
63

Insurance
Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, C and R Shares. High Yield, All-American, Insured and Intermediate Duration also offer Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended October 31, 2002, All-American and Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. High Yield, Intermediate Duration and Limited Term did not invest in any such securities during the six months ended October 31, 2002.

Expense Allocation
Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
64

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                          High Yield
                                                     ---------------------------------------------------
                                                         Six Months Ended              Year Ended
                                                             10/31/02                   4/30/02
                                                     ------------------------  -------------------------
                                                          Shares        Amount      Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             1,229,746   $24,485,140   1,110,695    $21,821,148
  Class B                                               780,261    15,542,370     950,251     18,672,628
  Class C                                               781,350    15,597,111     496,060      9,752,170
  Class R                                                40,913       816,140     220,559      4,343,799
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                16,766       335,552      18,493        363,059
  Class B                                                15,506       310,001      19,160        375,795
  Class C                                                 8,367       167,424       7,443        146,305
  Class R                                                 9,026       180,703      10,049        197,708
---------------------------------------------------------------------------------------------------------
                                                      2,881,935    57,434,441   2,832,710     55,672,612
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                              (196,587)   (3,895,661)   (210,934)    (4,115,884)
  Class B                                              (105,334)   (2,098,095)   (104,544)    (2,058,630)
  Class C                                               (60,008)   (1,196,726)    (72,250)    (1,418,716)
  Class R                                                (5,169)     (103,394)    (24,133)      (473,137)
---------------------------------------------------------------------------------------------------------
                                                       (367,098)   (7,293,876)   (411,861)    (8,066,367)
---------------------------------------------------------------------------------------------------------
Net increase                                          2,514,837   $50,140,565   2,420,849    $47,606,245
---------------------------------------------------------------------------------------------------------

                                                                         All-American
                                                     ---------------------------------------------------
                                                         Six Months Ended              Year Ended
                                                             10/31/02                   4/30/02
                                                     ------------------------  -------------------------
                                                          Shares        Amount      Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             1,930,592  $ 21,138,346   5,605,560  $  60,791,456
  Class B                                               483,452     5,293,592     958,107     10,419,155
  Class C                                               615,096     6,727,115   1,194,594     12,959,316
  Class R                                               141,556     1,537,004     217,648      2,378,936
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               191,088     2,096,177     356,558      3,876,978
  Class B                                                38,754       425,530      64,724        704,259
  Class C                                                41,105       450,497      82,048        891,017
  Class R                                                 8,396        92,270      11,341        123,179
---------------------------------------------------------------------------------------------------------
                                                      3,450,039    37,760,531   8,490,580     92,144,296
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (2,341,878)  (25,634,015) (7,554,456)   (82,317,174)
  Class B                                              (369,612)   (4,058,905)   (509,966)    (5,531,950)
  Class C                                              (682,112)   (7,453,045) (1,301,240)   (14,159,548)
  Class R                                              (106,990)   (1,168,239)    (56,628)      (609,698)
---------------------------------------------------------------------------------------------------------
                                                     (3,500,592)  (38,314,204) (9,422,290)  (102,618,370)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                                 (50,553) $   (553,673)   (931,710) $ (10,474,074)
---------------------------------------------------------------------------------------------------------

----
65

                                                                             Insured
                                                     ------------------------------------------------------
                                                          Six Months Ended                     Year Ended
                                                              10/31/02                           4/30/02
                                                     --------------------------        --------------------------
                                                           Shares            Amount          Shares            Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              2,776,489      $ 30,384,862       5,124,802      $ 55,576,262
  Class B                                                642,221         7,045,608         932,501        10,123,080
  Class C                                                921,092        10,025,332       1,249,584        13,405,417
  Class R                                              1,379,471        15,011,768       3,374,205        36,531,285
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                187,947         2,058,121         347,487         3,770,064
  Class B                                                 26,125           286,107          45,631           494,957
  Class C                                                 21,165           229,842          37,967           408,591
  Class R                                              1,011,791        11,036,541       2,051,840        22,180,683
------------------------------------------------------------------------------------------------------------------------
                                                       6,966,301        76,078,181      13,164,017       142,490,339
------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (1,112,134)      (12,232,112)     (3,527,528)      (38,315,381)
  Class B                                               (153,161)       (1,676,735)       (400,140)       (4,330,628)
  Class C                                               (231,368)       (2,511,253)       (639,705)       (6,876,538)
  Class R                                             (2,098,629)      (22,840,379)     (4,619,596)      (49,957,117)
------------------------------------------------------------------------------------------------------------------------
                                                      (3,595,292)      (39,260,479)     (9,186,969)      (99,479,664)
------------------------------------------------------------------------------------------------------------------------
Net increase                                           3,371,009      $ 36,817,702       3,977,048      $ 43,010,675
------------------------------------------------------------------------------------------------------------------------

                                                                      Intermediate Duration
                                                     ------------------------------------------------------
                                                          Six Months Ended                     Year Ended
                                                              10/31/02                           4/30/02
                                                     --------------------------        --------------------------
                                                           Shares            Amount          Shares            Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              4,887,794.    $  45,639,350      11,230,732.    $ 104,565,722
  Class B                                                715,316.        6,707,165         823,168.        7,675,013
  Class C                                              1,354,825.       12,690,978       1,643,382.       15,351,149
  Class R                                              6,514,854.       60,813,649      10,686,499.       99,655,495
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                333,473.        3,119,896         622,545.        5,808,028
  Class B                                                 18,633.          174,433          32,252.          300,902
  Class C                                                 28,518.          266,837          46,038.          429,262
  Class R                                              4,929,335.       46,155,215      10,555,532.       98,574,333
------------------------------------------------------------------------------------------------------------------------
                                                      18,782,748.      175,567,523      35,640,148.      332,359,904
------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (4,689,034)      (43,968,816)     (4,789,441)      (44,669,320)
  Class B                                               (111,326)       (1,042,394)       (223,133)       (2,080,627)
  Class C                                               (502,766)       (4,722,530)       (267,926)       (2,495,118)
  Class R                                            (12,293,758)     (114,957,830)    (20,461,659)     (190,874,493)
------------------------------------------------------------------------------------------------------------------------
                                                     (17,596,884)     (164,691,570)    (25,742,159)     (240,119,558)
------------------------------------------------------------------------------------------------------------------------
Net increase                                           1,185,864...  $  10,875,953       9,897,989...  $  92,240,346
------------------------------------------------------------------------------------------------------------------------

----
66

                                                                        Limited Term
                                                     --------------------------------------------------
                                                         Six Months Ended             Year Ended
                                                             10/31/02                   4/30/02
                                                     ------------------------  ------------------------
                                                         Shares       Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             7,050,432  $ 76,326,357   7,802,621  $ 83,711,250
  Class C                                             9,450,217   102,144,885   8,206,286    87,958,741
  Class R                                               346,355     3,753,447     267,337     2,873,080
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               450,389     4,870,614     865,983     9,296,012
  Class C                                               125,321     1,353,507     162,186     1,737,792
  Class R                                                 6,923        74,683       4,371        46,631
--------------------------------------------------------------------------------------------------------
                                                     17,429,637   188,523,493  17,308,784   185,623,506
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (2,943,559)  (31,752,178) (4,645,153)  (49,829,925)
  Class C                                            (1,429,968)  (15,443,120) (1,630,440)  (17,454,367)
  Class R                                               (32,184)     (343,991)     (6,547)      (70,259)
--------------------------------------------------------------------------------------------------------
                                                     (4,405,711)  (47,539,289) (6,282,140)  (67,354,551)
--------------------------------------------------------------------------------------------------------
Net increase                                         13,023,926  $140,984,204  11,026,644  $118,268,955
--------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended October 31, 2002, were as follows:

                                        High        All-              Intermediate      Limited
                                       Yield    American      Insured     Duration         Term
-----------------------------------------------------------------------------------------------
Purchases:
 Long-term municipal securities  $52,470,156 $35,128,061 $220,399,498 $290,710,524 $224,431,064
 Short-term securities             3,500,000  24,500,000   60,200,000  105,700,000   74,300,000
Sales and maturities:
 Long-term municipal securities    6,147,861  40,517,213  204,679,108  310,087,095  117,167,907
 Short-term securities             3,000,000  19,000,000   60,200,000  140,530,000   47,000,000
-----------------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At October 31, 2002, the cost of investments were as follows:

                            High         All-                Intermediate      Limited
                           Yield     American      Insured       Duration         Term
--------------------------------------------------------------------------------------
Cost of Investments $127,612,142 $331,248,946 $808,549,018 $2,645,709,072 $671,161,805
--------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2002, were as follows:

                                                   High          All-              Intermediate      Limited
                                                  Yield      American     Insured      Duration         Term
------------------------------------------------------------------------------------------------------------
Gross unrealized:
Appreciation                               $ 5,535,999  $ 21,426,688  $67,725,823 $204,059,776  $21,587,464
Depreciation                                (5,432,951)  (10,218,984)          --  (22,882,421)  (8,948,440)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments $   103,048  $ 11,207,704  $67,725,823 $181,177,355  $12,639,024
------------------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at April 30, 2002, the Funds' last fiscal year end, were as follows:

                                              High       All-            Intermediate    Limited
                                             Yield   American    Insured     Duration       Term
------------------------------------------------------------------------------------------------
Undistributed tax-exempt income           $493,700 $2,124,979 $3,422,968  $10,031,482 $2,105,647
Undistributed ordinary income*               2,224      2,649         --      607,484         --
Undistributed net long-term capital gains       --         --         --    4,666,945         --
------------------------------------------------------------------------------------------------

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
67

The tax character of distributions paid during the fiscal year ended April 30, 2002, the Funds' last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

                                                     High        All-             Intermediate     Limited
                                                    Yield    American     Insured     Duration        Term
----------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income           $3,382,343 $18,225,755 $42,186,531 $140,864,347 $21,863,599
Distributions from ordinary income*                    --          --     215,524      583,516      36,396
Distributions from net long-term capital gains         --          --          --    3,611,219          --
----------------------------------------------------------------------------------------------------------

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2002, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                       All-                Limited
                      High Yield   American     Insured       Term
             -----------------------------------------------------
             2003      $     --  $       -- $        -- $3,801,908
             2008        23,319   3,449,095   3,416,332  1,014,670
             2009        96,499   6,509,058   8,126,328  2,353,306
             2010        98,502          --          --    337,553
             -----------------------------------------------------
               Total   $218,320  $9,958,153 $11,542,660 $7,507,437
             -----------------------------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                                   High Yield
Average Daily Net Assets       Management Fee
----------------------------------------------
For the first $125 million         .6000 of 1%
For the next $125 million          .5875 of 1
For the next $250 million          .5750 of 1
For the next $500 million          .5625 of 1
For the next $1 billion            .5500 of 1
For net assets over $2 billion     .5250 of 1
----------------------------------------------

                               All-American, Insured &
                                 Intermediate Duration    Limited Term
Average Daily Net Assets                Management Fee  Management Fee
-----------------------------------------------------------------------
For the first $125 million                  .5000 of 1%     .4500 of 1%
For the next $125 million                   .4875 of 1      .4375 of 1
For the next $250 million                   .4750 of 1      .4250 of 1
For the next $500 million                   .4625 of 1      .4125 of 1
For the next $1 billion                     .4500 of 1      .4000 of 1
For the next $3 billion                     .4250 of 1      .3750 of 1
For net assets over $5 billion              .4125 of 1      .3625 of 1
-----------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Insured and Intermediate Duration in order to limit total expenses to .975 of 1% of the average daily net assets of Insured and .75 of 1% of the average daily net assets of Intermediate Duration, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the six months ended October 31, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                               High     All-          Intermediate  Limited
                              Yield American  Insured     Duration     Term
---------------------------------------------------------------------------
Sales charges collected    $424,503 $294,556 $402,194     $227,445 $455,658
Paid to authorized dealers  424,503  266,856  402,194      194,120  455,658
---------------------------------------------------------------------------


----
68

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended October 31, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                        High     All-          Intermediate    Limited
                       Yield American  Insured     Duration       Term
----------------------------------------------------------------------
Commission advances $788,632 $260,278 $380,293     $289,793 $1,054,117
----------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2002, the Distributor retained such 12b-1 fees as follows:

                        High     All-          Intermediate  Limited
                       Yield American  Insured     Duration     Term
--------------------------------------------------------------------
12b-1 fees retained $201,095 $221,201 $176,074     $155,575 $285,843
--------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2002, as follows:

                 High     All-         Intermediate Limited
                Yield American Insured     Duration    Term
-----------------------------------------------------------
CDSC retained $55,666  $85,522 $44,652      $33,545 $48,666
-----------------------------------------------------------

6. Investment Composition

At October 31, 2002, the revenue sources by municipal purpose, expressed as a percent of total investments, excluding money market fund holdings, were as follows:

                                    High     All-         Intermediate Limited
                                   Yield American Insured     Duration    Term
 -----------------------------------------------------------------------------
 Basic Materials                      9%     2%      --%       --%        --%
 Capital Goods                        4      1       --        --          2
 Consumer Cyclicals                   4     --       --        --         --
 Consumer Staples                     4      6       --         5          4
 Education and Civic Organizations    7      6        5         2         10
 Healthcare                          18     18       16        16         13
 Housing/Multifamily                  1      4        6         6          5
 Housing/Single Family               --      4        7         4         --
 Long-Term Care                       2      3       --        --          2
 Tax Obligation/General              --      5       11         6         10
 Tax Obligation/Limited              25      5       11        13         14
 Transportation                       7     10        9         7          9
 U.S. Guaranteed                      1     16       22        14          5
 Utilities                           16     16        7        16         24
 Water and Sewer                     --      2        5        11          1
 Other                                2      2        1        --          1
 -----------------------------------------------------------------------------
                                    100%   100%     100%      100%       100%
 -----------------------------------------------------------------------------

Certain investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (High Yield 2%, All-American 35%, Insured 100%, Intermediate Duration 41% and Limited Term 29%). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.


----
69

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 2, 2002, to shareholders of record on November 8, 2002, as follows:

                      High     All-         Intermediate Limited
                     Yield American Insured     Duration    Term
----------------------------------------------------------------
Dividend per share:
 Class A            $.1030   $.0490  $.0425       $.0360  $.0360
 Class B             .0905    .0420   .0355        .0300     N/A
 Class C             .0940    .0440   .0370        .0315   .0330
 Class R             .1065    .0505   .0440        .0375   .0380
----------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.



----
70

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations       Less Distributions
                                                 -------------------------  ------------------------


HIGH YIELD


                                                                Net
                                                          Realized/
                                                         Unrealized
                                       Beginning     Net    Invest-             Net                    Ending
                                             Net Invest-       ment         Invest-                       Net
                                           Asset    ment       Gain            ment  Capital            Asset     Total
Year Ended April 30,                       Value  Income     (Loss)   Total  Income    Gains    Total   Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (6/99)
 2003(e)                                  $19.88   $ .65     $ (.29) $ .36   $ (.62)     $--  $ (.62) $19.62       1.79%
 2002                                      18.93    1.33        .84   2.17    (1.22)      --   (1.22)  19.88      11.73
 2001                                      18.60    1.19        .34   1.53    (1.20)      --   (1.20)  18.93       8.52
 2000(d)                                   20.00    1.06      (1.61)  (.55)    (.85)      --    (.85)  18.60      (2.69)
Class B (6/99)
 2003(e)                                   19.87     .58       (.31)   .27     (.54)      --    (.54)  19.60       1.36
 2002                                      18.91    1.19        .85   2.04    (1.08)      --   (1.08)  19.87      10.97
 2001                                      18.58    1.06        .33   1.39    (1.06)      --   (1.06)  18.91       7.70
 2000(d)                                   20.00     .93      (1.61)  (.68)    (.74)      --    (.74)  18.58      (3.36)
Class C (6/99)
 2003(e)                                   19.88     .60       (.30)   .30     (.56)      --    (.56)  19.62       1.51
 2002                                      18.93    1.22        .85   2.07    (1.12)      --   (1.12)  19.88      11.13
 2001                                      18.59    1.09        .35   1.44    (1.10)      --   (1.10)  18.93       7.96
 2000(d)                                   20.00     .96      (1.60)  (.64)    (.77)      --    (.77)  18.59      (3.16)
Class R (6/99)
 2003(e)                                   19.89     .67       (.29)   .38     (.64)      --    (.64)  19.63       1.89
 2002                                      18.94    1.37        .84   2.21    (1.26)      --   (1.26)  19.89      11.96
 2001                                      18.61    1.20        .37   1.57    (1.24)      --   (1.24)  18.94       8.72
 2000(d)                                   20.00    1.05      (1.56)  (.51)    (.88)      --    (.88)  18.61      (2.50)
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                       --------------------------------------------------------------------------------
                                                  Before Credit/           After            After Credit/
                                                  Reimbursement       Reimbursement(b)     Reimbursement(c)
HIGH YIELD                                     ------------------   ------------------   ------------------
                                                            Ratio                Ratio                Ratio
                                                           of Net               of Net               of Net
                                                          Invest-              Invest-              Invest-
                                               Ratio of      ment   Ratio of      ment   Ratio of      ment
                                               Expenses    Income   Expenses    Income   Expenses    Income
                                        Ending       to        to         to        to         to        to
                                           Net  Average   Average    Average   Average    Average   Average   Portfolio
                                        Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended April 30,                     (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------------------------------
Class A (6/99)
 2003(e)                               $54,070     1.07%*    6.47%*     1.07%*    6.47%*     1.06%*    6.49%*         6%
 2002                                   33,911     1.09      6.76       1.09      6.76       1.08      6.78          21
 2001                                   14,899     1.23      6.35       1.22      6.36       1.20      6.38          11
 2000(d)                                 5,291     1.87*     5.11*       .77*     6.22*       .72*     6.26*         56
Class B (6/99)
 2003(e)                                41,848     1.82*     5.72*      1.82*     5.72*      1.81*     5.74*          6
 2002                                   28,691     1.84      6.02       1.84      6.02       1.83      6.03          21
 2001                                   10,958     1.98      5.62       1.97      5.63       1.95      5.65          11
 2000(d)                                 2,465     2.66*     4.27*      1.51*     5.42*      1.46*     5.47*         56
Class C (6/99)
 2003(e)                                27,622     1.64*     5.91*      1.64*     5.91*      1.62*     5.93*          6
 2002                                   13,485     1.64      6.19       1.64      6.19       1.63      6.21          21
 2001                                    4,675     1.79      5.80       1.78      5.81       1.76      5.83          11
 2000(d)                                 1,694     2.49*     4.44*      1.31*     5.62*      1.26*     5.67*         56
Class R (6/99)
 2003(e)                                 7,881      .86*     6.68*       .86*     6.68*       .85*     6.70*          6
 2002                                    7,096      .89      6.94        .89      6.94        .87      6.95          21
 2001                                    2,845     1.11      6.41       1.09      6.43       1.07      6.45          11
 2000(d)                                 5,249     2.02*     4.66*       .57*     6.11*       .53*     6.16*         56
------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)For the period June 7, 1999 (commencement of operations) through April 30, 2000.
(e) For the six months ended October 31, 2002.


                                See accompanying notes to financial statements.

----
71

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations      Less Distributions
                                                 -------------------------  ---------------------


ALL-AMERICAN


                                                                Net
                                                          Realized/
                                                         Unrealized
                                       Beginning     Net    Invest-             Net                Ending
                                             Net Invest-       ment         Invest-                   Net
Year Ended                                 Asset    ment       Gain            ment Capital         Asset     Total
April 30,                                  Value  Income     (Loss)   Total  Income   Gains  Total  Value Return(a)
---------------------------------------------------------------------------------------------------------------------
Class A (10/88)
 2003(d)                                  $10.83    $.29     $ (.01) $ .28   $(.29)  $  --  $(.29) $10.82      2.62%
 2002                                      10.70     .59        .11    .70    (.57)     --   (.57)  10.83      6.61
 2001                                      10.33     .57        .36    .93    (.56)     --   (.56)  10.70      9.23
 2000                                      11.43     .56      (1.08)  (.52)   (.56)   (.02)  (.58)  10.33     (4.48)
 1999                                      11.32     .57        .12    .69    (.57)   (.01)  (.58)  11.43      6.23
 1998                                      10.90     .60        .51   1.11    (.60)   (.09)  (.69)  11.32     10.32
Class B (2/97)
 2003(d)                                   10.84     .25       (.01)   .24    (.25)     --   (.25)  10.83      2.22
 2002                                      10.71     .51        .10    .61    (.48)     --   (.48)  10.84      5.79
 2001                                      10.34     .49        .36    .85    (.48)     --   (.48)  10.71      8.41
 2000                                      11.44     .49      (1.09)  (.60)   (.48)   (.02)  (.50)  10.34     (5.21)
 1999                                      11.33     .49        .12    .61    (.49)   (.01)  (.50)  11.44      5.46
 1998                                      10.91     .51        .51   1.02    (.51)   (.09)  (.60)  11.33      9.51
Class C (6/93)
 2003(d)                                   10.82     .26       (.01)   .25    (.26)     --   (.26)  10.81      2.31
 2002                                      10.69     .53        .10    .63    (.50)     --   (.50)  10.82      6.01
 2001                                      10.32     .51        .36    .87    (.50)     --   (.50)  10.69      8.63
 2000                                      11.42     .51      (1.09)  (.58)   (.50)   (.02)  (.52)  10.32     (5.02)
 1999                                      11.31     .51        .12    .63    (.51)   (.01)  (.52)  11.42      5.69
 1998                                      10.89     .53        .52   1.05    (.54)   (.09)  (.63)  11.31      9.75
Class R (2/97)
 2003(d)                                   10.85     .30       (.01)   .29    (.30)     --   (.30)  10.84      2.70
 2002                                      10.71     .61        .12    .73    (.59)     --   (.59)  10.85      6.88
 2001                                      10.34     .59        .36    .95    (.58)     --   (.58)  10.71      9.41
 2000                                      11.44     .59      (1.08)  (.49)   (.59)   (.02)  (.61)  10.34     (4.29)
 1999                                      11.32     .60        .13    .73    (.60)   (.01)  (.61)  11.44      6.54
 1998                                      10.91     .61        .51   1.12    (.62)   (.09)  (.71)  11.32     10.45
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                       ---------------------------------------------------------------------------------
                                                   Before Credit/           After            After Credit/
                                                   Reimbursement       Reimbursement(b)     Reimbursement(c)
ALL-AMERICAN                                    ------------------   ------------------   ------------------
                                                             Ratio                Ratio                Ratio
                                                            of Net               of Net               of Net
                                                           Invest-              Invest-              Invest-
                                                Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                Expenses    Income   Expenses    Income   Expenses    Income
                                         Ending       to        to         to        to         to        to
                                            Net  Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                               Assets      Net       Net        Net       Net        Net       Net    Turnover
April 30,                                 (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (10/88)
 2003(d)                               $229,598      .82%*    5.23%*      .82%*    5.23%*      .81%*    5.23%*        10%
 2002                                   232,260      .81      5.40        .81      5.40        .80      5.40          29
 2001                                   246,468      .87      5.33        .87      5.33        .85      5.35          27
 2000                                   259,004      .84      5.29        .84      5.29        .83      5.29          53
 1999                                   312,238      .81      4.97        .81      4.98        .80      4.98          10
 1998                                   236,691      .81      5.27        .81      5.27        .81      5.27          20
Class B (2/97)
 2003(d)                                 45,012     1.57*     4.48*      1.57*     4.48*      1.56*     4.48*         10
 2002                                    43,402     1.56      4.65       1.56      4.65       1.55      4.66          29
 2001                                    37,370     1.62      4.59       1.62      4.59       1.60      4.60          27
 2000                                    32,536     1.59      4.54       1.59      4.54       1.58      4.55          53
 1999                                    31,804     1.56      4.21       1.54      4.23       1.54      4.23          10
 1998                                     8,706     1.56      4.47       1.56      4.47       1.56      4.47          20
Class C (6/93)
 2003(d)                                 68,274     1.37*     4.68*      1.37*     4.68*      1.36*     4.68*         10
 2002                                    68,617     1.36      4.85       1.36      4.85       1.35      4.86          29
 2001                                    68,025     1.42      4.78       1.42      4.78       1.40      4.80          27
 2000                                    67,577     1.39      4.73       1.39      4.73       1.38      4.74          53
 1999                                    80,036     1.37      4.42       1.36      4.43       1.35      4.43          10
 1998                                    62,336     1.36      4.72       1.36      4.72       1.36      4.72          20
Class R (2/97)
 2003(d)                                  4,910      .62*     5.43*       .62*     5.43*       .61*     5.44*         10
 2002                                     4,449      .60      5.62        .60      5.62        .60      5.62          29
 2001                                     2,546      .67      5.54        .67      5.54        .65      5.56          27
 2000                                     3,111      .64      5.50        .64      5.50        .63      5.51          53
 1999                                     2,737      .62      5.17        .61      5.17        .61      5.17          10
 1998                                     4,510      .61      5.42        .61      5.42        .61      5.42          20
-------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended October 31, 2002.


                                See accompanying notes to financial statements.

----
72

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations       Less Distributions
                                                 -------------------------  -----------------------


INSURED


                                                                Net
                                                          Realized/
                                                         Unrealized
                                       Beginning     Net    Invest-             Net                  Ending
                                             Net Invest-       ment         Invest-                     Net
                                           Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended April 30,                       Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(d)                                  $10.78    $.26      $ .21  $ .47    $(.26)   $  --  $(.26) $10.99      4.42%
 2002                                      10.71     .53        .08    .61     (.54)      --   (.54)  10.78      5.75
 2001                                      10.35     .54        .36    .90     (.54)      --   (.54)  10.71      8.86
 2000                                      11.16     .54       (.79)  (.25)    (.54)    (.02)  (.56)  10.35     (2.19)
 1999                                      11.03     .54        .16    .70     (.54)    (.03)  (.57)  11.16      6.43
 1998                                      10.66     .54        .41    .95     (.55)    (.03)  (.58)  11.03      9.05
Class B (2/97)
 2003(d)                                   10.78     .22        .21    .43     (.22)      --   (.22)  10.99      4.03
 2002                                      10.72     .45        .07    .52     (.46)      --   (.46)  10.78      4.87
 2001                                      10.35     .46        .37    .83     (.46)      --   (.46)  10.72      8.17
 2000                                      11.16     .46       (.79)  (.33)    (.46)    (.02)  (.48)  10.35     (2.94)
 1999                                      11.03     .45        .16    .61     (.45)    (.03)  (.48)  11.16      5.63
 1998                                      10.67     .46        .39    .85     (.46)    (.03)  (.49)  11.03      8.14
Class C (9/94)
 2003(d)                                   10.69     .23        .21    .44     (.23)      --   (.23)  10.90      4.15
 2002                                      10.63     .46        .07    .53     (.47)      --   (.47)  10.69      5.05
 2001                                      10.26     .48        .36    .84     (.47)      --   (.47)  10.63      8.36
 2000                                      11.05     .47       (.77)  (.30)    (.47)    (.02)  (.49)  10.26     (2.64)
 1999                                      10.92     .47        .16    .63     (.47)    (.03)  (.50)  11.05      5.86
 1998                                      10.56     .48        .39    .87     (.48)    (.03)  (.51)  10.92      8.39
Class R (12/86)
 2003(d)                                   10.74     .27        .21    .48     (.27)      --   (.27)  10.95      4.53
 2002                                      10.68     .55        .06    .61     (.55)      --   (.55)  10.74      5.84
 2001                                      10.31     .56        .37    .93     (.56)      --   (.56)  10.68      9.18
 2000                                      11.11     .56       (.78)  (.22)    (.56)    (.02)  (.58)  10.31     (1.94)
 1999                                      10.98     .56        .15    .71     (.55)    (.03)  (.58)  11.11      6.62
 1998                                      10.62     .56        .39    .95     (.56)    (.03)  (.59)  10.98      9.17
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                       ---------------------------------------------------------------------------------
                                                   Before Credit/           After            After Credit/
                                                   Reimbursement       Reimbursement(b)     Reimbursement(c)
INSURED                                         ------------------   ------------------   ------------------
                                                             Ratio                Ratio                Ratio
                                                            of Net               of Net               of Net
                                                           Invest-              Invest-              Invest-
                                                Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                Expenses    Income   Expenses    Income   Expenses    Income
                                         Ending       to        to         to        to         to        to
                                            Net  Average   Average    Average   Average    Average   Average   Portfolio
                                         Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended April 30,                      (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003(d)                               $165,521      .81%*    4.70%*      .81%*    4.70%*      .81%*    4.70%*        24%
 2002                                   142,345      .84      4.86        .84      4.86        .84      4.87          35
 2001                                   120,700      .83      5.10        .83      5.10        .82      5.11          20
 2000                                   109,729      .83      5.09        .83      5.09        .83      5.09          44
 1999                                   109,986      .82      4.80        .82      4.80        .81      4.80          13
 1998                                    90,459      .86      4.91        .86      4.91        .86      4.91          40
Class B (2/97)
 2003(d)                                 36,799     1.56*     3.95*      1.56*     3.95*      1.56*     3.95*         24
 2002                                    30,529     1.59      4.11       1.59      4.11       1.59      4.12          35
 2001                                    24,161     1.58      4.35       1.58      4.35       1.57      4.35          20
 2000                                    17,035     1.59      4.35       1.59      4.35       1.58      4.35          44
 1999                                    13,602     1.56      4.05       1.56      4.05       1.56      4.05          13
 1998                                     4,992     1.61      4.14       1.61      4.14       1.61      4.14          40
Class C (9/94)
 2003(d)                                 30,055     1.36*     4.14*      1.36*     4.14*      1.36*     4.15*         24
 2002                                    21,871     1.39      4.31       1.39      4.31       1.39      4.32          35
 2001                                    14,858     1.38      4.55       1.38      4.55       1.37      4.56          20
 2000                                    10,990     1.38      4.54       1.38      4.54       1.38      4.54          44
 1999                                    10,947     1.36      4.25       1.36      4.25       1.36      4.25          13
 1998                                     8,037     1.41      4.36       1.41      4.36       1.41      4.36          40
Class R (12/86)
 2003(d)                                669,432      .61*     4.91*       .61*     4.91*       .61*     4.91*         24
 2002                                   653,220      .64      5.06        .64      5.06        .64      5.07          35
 2001                                   640,759      .63      5.30        .63      5.30        .62      5.31          20
 2000                                   636,872      .63      5.28        .63      5.28        .62      5.29          44
 1999                                   726,228      .62      5.00        .62      5.00        .62      5.00          13
 1998                                   727,068      .66      5.12        .66      5.12        .66      5.12          40
-------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended October 31, 2002.



                                See accompanying notes to financial statements.

----
73

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations       Less Distributions
                                                 -------------------------  -----------------------


INTERMEDIATE DURATION



                                                                Net
                                                          Realized/
                                       Beginning     Net Unrealized             Net                  Ending
                                             Net Invest-    Invest-         Invest-                     Net
                                           Asset    ment  ment Gain            ment  Capital          Asset     Total
Year Ended April 30,                       Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (6/95)
 2003(d)                                   $9.27    $.22      $ .08  $ .30    $(.22)   $  --  $(.22)  $9.35      3.24%
 2002                                       9.23     .45        .05    .50     (.45)    (.01)  (.46)   9.27      5.54
 2001                                       8.91     .45        .33    .78     (.45)    (.01)  (.46)   9.23      8.99
 2000                                       9.57     .45       (.65)  (.20)    (.45)    (.01)  (.46)   8.91     (2.02)
 1999                                       9.46     .45        .13    .58     (.45)    (.02)  (.47)   9.57      6.28
 1998                                       9.14     .46        .35    .81     (.46)    (.03)  (.49)   9.46      9.00
Class B (2/97)
 2003(d)                                    9.27     .19        .08    .27     (.18)      --   (.18)   9.36      2.96
 2002                                       9.23     .38        .05    .43     (.38)    (.01)  (.39)   9.27      4.73
 2001                                       8.91     .38        .34    .72     (.39)    (.01)  (.40)   9.23      8.19
 2000                                       9.57     .39       (.66)  (.27)    (.38)    (.01)  (.39)   8.91     (2.78)
 1999                                       9.46     .38        .13    .51     (.38)    (.02)  (.40)   9.57      5.49
 1998                                       9.15     .38        .35    .73     (.39)    (.03)  (.42)   9.46      8.09
Class C (6/95)
 2003(d)                                    9.27     .19        .09    .28     (.19)      --   (.19)   9.36      3.06
 2002                                       9.22     .40        .06    .46     (.40)    (.01)  (.41)   9.27      5.05
 2001                                       8.90     .40        .33    .73     (.40)    (.01)  (.41)   9.22      8.36
 2000                                       9.57     .40       (.66)  (.26)    (.40)    (.01)  (.41)   8.90     (2.71)
 1999                                       9.44     .40        .15    .55     (.40)    (.02)  (.42)   9.57      5.91
 1998                                       9.14     .40        .34    .74     (.41)    (.03)  (.44)   9.44      8.20
Class R (11/76)
 2003(d)                                    9.28     .23        .08    .31     (.23)      --   (.23)   9.36      3.34
 2002                                       9.24     .47        .05    .52     (.47)    (.01)  (.48)   9.28      5.74
 2001                                       8.91     .47        .34    .81     (.47)    (.01)  (.48)   9.24      9.32
 2000                                       9.58     .47       (.66)  (.19)    (.47)    (.01)  (.48)   8.91     (1.93)
 1999                                       9.46     .47        .14    .61     (.47)    (.02)  (.49)   9.58      6.59
 1998                                       9.15     .48        .34    .82     (.48)    (.03)  (.51)   9.46      9.09
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                     Ratios/Supplemental Data
                                       -----------------------------------------------------------------------------------
                                                     Before Credit/           After            After Credit/
                                                     Reimbursement       Reimbursement(b)     Reimbursement(c)
INTERMEDIATE DURATION                             ------------------   ------------------   ------------------
                                                               Ratio                Ratio                Ratio
                                                              of Net               of Net               of Net
                                                             Invest-              Invest-              Invest-
                                                  Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                  Expenses    Income   Expenses    Income   Expenses    Income
                                           Ending       to        to         to        to         to        to
                                              Net  Average   Average    Average   Average    Average   Average   Portfolio
                                           Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended April 30,                        (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
----------------------------------------------------------------------------------------------------------------------------
Class A (6/95)
 2003(d)                               $  265,687      .81%*    4.68%*      .81%*    4.68%*      .80%*    4.69%*        10%
 2002                                     258,363      .80      4.83        .80      4.83        .79      4.83          15
 2001                                     192,021      .79      4.90        .79      4.90        .78      4.91           9**
 2000                                     116,621      .80      5.01        .80      5.01        .79      5.02          13
 1999                                     120,418      .77      4.71        .77      4.71        .77      4.71          12
 1998                                      97,029      .80      4.83        .80      4.83        .80      4.83          10
Class B (2/97)
 2003(d)                                   24,842     1.55*     3.92*      1.55*     3.92*      1.55*     3.93*         10
 2002                                      18,837     1.55      4.08       1.55      4.08       1.54      4.09          15
 2001                                      12,912     1.54      4.15       1.54      4.15       1.53      4.16           9**
 2000                                      11,560     1.55      4.27       1.55      4.27       1.54      4.28          13
 1999                                      10,086     1.52      3.96       1.52      3.96       1.52      3.96          12
 1998                                       4,136     1.56      4.05       1.56      4.05       1.56      4.05          10
Class C (6/95)
 2003(d)                                   40,221     1.35*     4.12*      1.35*     4.12*      1.35*     4.13*         10
 2002                                      31,690     1.35      4.28       1.35      4.28       1.34      4.28          15
 2001                                      18,421     1.34      4.35       1.34      4.35       1.33      4.36           9**
 2000                                       6,920     1.35      4.47       1.35      4.47       1.34      4.48          13
 1999                                       7,191     1.32      4.15       1.32      4.15       1.32      4.15          12
 1998                                       4,886     1.35      4.29       1.35      4.29       1.35      4.29          10
Class R (11/76)
 2003(d)                                2,565,380      .61*     4.88*       .61*     4.88*       .60*     4.89*         10
 2002                                   2,550,022      .60      5.03        .60      5.03        .59      5.03          15
 2001                                   2,531,085      .59      5.11        .59      5.11        .58      5.11           9**
 2000                                   2,495,259      .59      5.21        .59      5.21        .59      5.22          13
 1999                                   2,834,016      .57      4.90        .57      4.90        .57      4.90          12
 1998                                   2,818,442      .60      5.04        .60      5.04        .60      5.04          10
----------------------------------------------------------------------------------------------------------------------------

*  Annualized.
** The cost of securities acquired in the acquisition of Nuveen Intermediate
   Municipal Bond Fund of $53,652,345 were excluded from the portfolio turnover rate calculation.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended October 31, 2002.

                                See accompanying notes to financial statements.

----
74

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                   Investment Operations      Less Distributions
                                                 -------------------------  ----------------------


LIMITED TERM



                                                                Net
                                                          Realized/
                                       Beginning     Net Unrealized             Net                 Ending
                                             Net Invest-    Invest-         Invest-                    Net
                                           Asset    ment  ment Gain            ment  Capital         Asset     Total
Year Ended April 30,                       Value  Income     (Loss)   Total  Income    Gains  Total  Value Return(a)
----------------------------------------------------------------------------------------------------------------------
Class A (10/87)
 2003(d)                                  $10.72    $.22      $ .02  $ .24    $(.23)     $-- $(.23) $10.73      2.28%
 2002                                      10.63     .48        .10    .58     (.49)      --  (.49)  10.72      5.54
 2001                                      10.35     .49        .28    .77     (.49)      --  (.49)  10.63      7.62
 2000                                      10.89     .49       (.55)  (.06)    (.48)      --  (.48)  10.35      (.57)
 1999                                      10.80     .49        .10    .59     (.50)      --  (.50)  10.89      5.57
 1998                                      10.61     .51        .19    .70     (.51)      --  (.51)  10.80      6.67
Class C (12/95)
 2003(d)                                   10.70     .20        .03    .23     (.22)      --  (.22)  10.71      2.11
 2002                                      10.61     .44        .10    .54     (.45)      --  (.45)  10.70      5.20
 2001                                      10.34     .45        .28    .73     (.46)      --  (.46)  10.61      7.16
 2000                                      10.87     .45       (.54)  (.09)    (.44)      --  (.44)  10.34      (.82)
 1999                                      10.79     .45        .10    .55     (.47)      --  (.47)  10.87      5.13
 1998                                      10.60     .47        .19    .66     (.47)      --  (.47)  10.79      6.33
Class R (2/97)
 2003(d)                                   10.68     .23        .03    .26     (.25)      --  (.25)  10.69      2.40
 2002                                      10.60     .50        .09    .59     (.51)      --  (.51)  10.68      5.70
 2001                                      10.33     .51        .28    .79     (.52)      --  (.52)  10.60      7.78
 2000                                      10.87     .51       (.55)  (.04)    (.50)      --  (.50)  10.33      (.35)
 1999                                      10.78     .51        .11    .62     (.53)      --  (.53)  10.87      5.81
 1998                                      10.59     .53        .19    .72     (.53)      --  (.53)  10.78      6.87
----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                       ---------------------------------------------------------------------------------
                                                   Before Credit/           After            After Credit/
                                                   Reimbursement       Reimbursement(b)     Reimbursement(c)
LIMITED TERM                                    ------------------   ------------------   ------------------
                                                             Ratio                Ratio                Ratio
                                                            of Net               of Net               of Net
                                                           Invest-              Invest-              Invest-
                                                Ratio of      ment   Ratio of      ment   Ratio of      ment
                                                Expenses    Income   Expenses    Income   Expenses    Income
                                         Ending       to        to         to        to         to        to
                                            Net  Average   Average    Average   Average    Average   Average   Portfolio
                                         Assets      Net       Net        Net       Net        Net       Net    Turnover
Year Ended April 30,                      (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (10/87)
 2003(d)                               $454,806      .72%*    4.08%*      .72%*    4.08%*      .71%*    4.09%*        19%
 2002                                   405,542      .75      4.46        .75      4.46        .73      4.47          26
 2001                                   359,383      .76      4.65        .76      4.65        .76      4.65          22
 2000                                   382,808      .73      4.63        .73      4.63        .73      4.63          37
 1999                                   456,171      .77      4.45        .77      4.45        .77      4.45          16
 1998                                   438,134      .77      4.70        .77      4.70        .77      4.70          30
Class C (12/95)
 2003(d)                                235,564     1.06*     3.71*      1.06*     3.71*      1.06*     3.71*         19
 2002                                   148,198     1.09      4.11       1.09      4.11       1.08      4.12          26
 2001                                    75,476     1.11      4.30       1.11      4.30       1.11      4.30          22
 2000                                    77,228     1.08      4.28       1.08      4.28       1.08      4.28          37
 1999                                    88,044     1.12      4.09       1.12      4.09       1.12      4.09          16
 1998                                    33,952     1.12      4.35       1.12      4.35       1.12      4.35          30
Class R (2/97)
 2003(d)                                  6,655      .51*     4.23*       .51*     4.23*       .51*     4.23*         19
 2002                                     3,219      .52      4.64        .52      4.64        .51      4.65          26
 2001                                       384      .56      4.84        .56      4.84        .56      4.85          22
 2000                                       335      .53      4.81        .53      4.81        .53      4.81          37
 1999                                     1,173      .57      4.64        .57      4.64        .57      4.64          16
 1998                                       701      .59      4.86        .59      4.86        .59      4.86          30
-------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the six months ended October 31, 2002.



                                See accompanying notes to financial statements.

----
75

                                     Notes

----
76

--------------------------------------------------------------------------------

Fund Information

================================================================================

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Custodian
State Street Bank & Trust
Boston, MA

Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

================================================================================

Glossary of Terms Used in this Report

Average Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Dividend Yield (also known as Distribution Rate or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

                           Semiannual Report | Page 77

                                     Serving

                                   Investors

                                 For Generations

--------------------------------------------------------------------------------

[Photo of John Nuveen, Sr. appears here.]

John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, Nuveen Investments has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


                            Nuveen Investments
                            333 West Wacker Drive
NUVEEN                      Chicago, IL 60606
Investments                 www.nuveen.com                         MSA-NAT-1002D